UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02896

Exact name of registrant as specified in charter:	Prudential Investment Portfolios, Inc. 15

Address of principal executive offices:	655 Broad Street, 17th Floor Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French 655 Broad Street, 17th Floor Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2021

Date of reporting period:	8/31/2021

Item 1 – Reports to Stockholders

PGIM SHORT DURATION HIGH YIELD

INCOME FUND

ANNUAL REPORT

AUGUST 31, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Short Duration High Yield Income Fund informative and useful. The report covers performance for the 12-month period that ended August 31, 2021.

The COVID-19 pandemic had a significant impact on the global economy and markets early in 2020, but a dramatic recovery was underway as the summer began. The Federal Reserve slashed interest rates to encourage borrowing. Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval later in the year.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile in the fall as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Much of the bond market performed well during the period as investors sought safety in fixed income. Investment-grade bonds in the US declined slightly as the economy recovered, but global bonds and emerging market debt rose. While the 10-year US Treasury yield hovered near record lows early in the period after a significant rally in interest rates, rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Short Duration High Yield Income Fund

October 15, 2021

PGIM Short Duration High Yield Income Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/21
	One Year (%)	Five Years (%)	Since Inception (%)
Class A
(with sales charges)	6.45	4.75	4.31 (10/26/2012)
(without sales charges)	8.90	5.22	4.58 (10/26/2012)
Class C
(with sales charges)	6.97	4.44	3.78 (10/26/2012)
(without sales charges)	7.97	4.44	3.78 (10/26/2012)
Class Z
(without sales charges)	9.17	5.49	4.84 (10/26/2012)
Class R6
(without sales charges)	9.10	5.54	5.14 (10/27/2014)
Bloomberg US High Yield Ba/B Rated 1–5 Year 1% Capped Index
	8.20	5.44	—

Average Annual Total Returns as of 8/31/21 Since Inception (%)
	Class A, Class C, Class Z	Class R6
	(10/26/2012)	(10/27/2014)
Bloomberg US High Yield Ba/B Rated 1–5 Year 1% Capped Index	4.98	4.68

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg US High Yield Ba/B Rated 1-5 Year 1% Capped Index by portraying the initial account values at the beginning of the period (October 26, 2012) and the account values at the end of the current fiscal year (August 31, 2021), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Short Duration High Yield Income Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	2.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

Bloomberg US High Yield Ba/B Rated 1–5 Year 1% Capped Index—The Bloomberg US High Yield Ba/B Rated 1–5 Year 1% Capped Index (the Index) represents the performance of US short duration, higher-rated high yield bonds.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Credit Quality expressed as a percentage of total investments as of 8/31/21 (%)
BBB	2.5
BB	44.8
B	37.0
CCC	6.4
Not Rated	3.2
Cash/Cash Equivalents	6.1
Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 8/31/21
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.43	2.36	2.31
Class C	0.37	1.67	1.67
Class Z	0.46	2.66	2.54
Class R6	0.46	2.71	2.68

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Short Duration High Yield Income Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Short Duration High Yield Income Fund’s Class Z shares returned 9.17% in the 12-month reporting period that ended August 31, 2021, outperforming the 8.20% return of the Bloomberg US High Yield Ba/B Rated 1-5 Year 1% Capped Index (the Index).

What were the market conditions?

•

US high yield bonds posted strong gains during the reporting period, driven by positive COVID-19 vaccine news, an accelerated economic recovery, higher-than-expected corporate earnings, ongoing monetary and fiscal stimulus programs, and declining default rates. Low and range-bound nominal interest rates continued to support risk sentiment and an ongoing search for yield.

•

While flows into high yield bond mutual funds turned negative during the last eight months of the period, strong demand from institutional accounts and a new-issue calendar consisting mostly of refinancing activity provided a strong technical backdrop for the asset class. Meanwhile, fundamentals improved markedly from their pandemic lows as default rates declined, credit quality improved, and earnings continued to surprise to the upside.

•

Spreads on the Bloomberg US High Yield 1% Issuer Constrained Bond Index tightened by 194 basis points (bps) over the period to end August 31, 2021, at 293 bps. (One basis point equals 0.01%). Spreads on the short duration, higher-quality portion of the high yield market, as measured by the Bloomberg US High Yield Ba/B 1-5 Year (1% Constrained) Index, tightened 171 bps over the period to 272 bps.

•

By quality, lower-quality (CCC-rated) credits significantly outperformed their higher-quality (BB-rated and B-rated) peers during the period, as many of the higher-beta and COVID-19 impacted sectors that should benefit from strong growth and a further reopening of the economy outperformed. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.) Airlines, energy, retail, aerospace, and metals & mining saw strong performance, while more defensive sectors lagged.

•

The high yield primary market remained active, as issuers continued to take advantage of the low yield environment to push out maturities and lower their cost of capital. After issuing a record $450 billion in high yield bonds during 2020, US companies issued another $364 billion through the first eight months of 2021.

•	The par-weighted US high yield default rate, including distressed exchanges, ended August 2021 at a 29-month low of 1.06%, down 470 bps year over year, according to JP Morgan.

What worked?

•

Overall security selection was the largest contributor to the Fund’s returns during the reporting period, with selection in the upstream and midstream energy, gaming/lodging/leisure, aerospace, and electric utilities industries the largest contributors.

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•	While overall industry selection detracted from performance, underweights relative to the Index to downstream and midstream energy, paper & packaging, and natural gas all contributed.

•

In individual security selection, overweights relative to the Index to Chesapeake Energy Corp. (upstream energy), FerrellGas (midstream energy), and Ascent Resources (upstream energy) were the largest contributors to performance.

•	Having less beta on average in the Fund relative to the Index over the period contributed to returns.

What didn’t work?

•

Overall industry selection detracted from performance, with an underweight relative to the Index to transportation & environmental services—along with overweights to electric utilities and cable & satellite—the largest detractors.

•	While overall security selection was positive, selection within the finance & insurance, technology, and chemical industries detracted.

•

In individual security selection, an overweight relative to the Index to Diamond Sports Group (media & entertainment)—along with underweights to Global Aircraft Leasing (finance & insurance) and American Airlines (transportation & environmental services)—detracted from results.

Did the Fund use derivatives?

The Fund used credit index derivatives, interest rate futures, and swaps to manage its overall risk profile during the reporting period, which had a negative aggregate impact.

Current outlook

•

PGIM Fixed Income remains constructive on high yield bonds, given the enormous monetary and fiscal responses seen to date, and continues to expect spreads to tighten over the medium term. Optimism around the COVID-19 vaccines, an ongoing search for yield, a decline in defaults, and a market that is of higher quality than before the pandemic are among the factors that PGIM Fixed Income expects to drive spread compression going forward.

•

PGIM Fixed Income has reduced its base-case default expectations to 0.9% over the next 12 months and to 1.0% for the following 12 months. This optimism is tempered modestly by COVID-19 mutations and the rapidly expanding Delta variant, which are likely to cause growth to slow in regions around the globe that are not well vaccinated, as well as higher-than-expected inflation leading to an increasingly hawkish Federal Reserve, slowing growth in China and/or a materially higher US tax regime on corporations and higher-income individuals.

•

In terms of positioning, PGIM Fixed Income believes BB-rated bonds are attractive on a relative-value basis and is selectively adding exposure. Key overweights relative to the Index include communications and technology. The Fund is underweight energy, transportation, consumer, and financials.

PGIM Short Duration High Yield Income Fund	9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended August 31, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Short Duration High Yield Income Fund		Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,030.90	1.00%	$5.12
	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09
Class C	Actual	$1,000.00	$1,025.90	1.75%	$8.94
	Hypothetical	$1,000.00	$1,016.38	1.75%	$8.89
Class Z	Actual	$1,000.00	$1,032.20	0.75%	$3.84
	Hypothetical	$1,000.00	$1,021.42	0.75%	$3.82
Class R6	Actual	$1,000.00	$1,032.50	0.70%	$3.59
	Hypothetical	$1,000.00	$1,021.68	0.70%	$3.57

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Short Duration High Yield Income Fund	11

Schedule of Investments

as of August 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 92.4%

BANK LOANS 11.8%

Airlines 0.6%
United Airlines, Inc., Class B Term Loan, 1 Month LIBOR + 3.750%	4.500	%(c)	04/21/28	28,945	$28,984,076

Chemicals 1.7%
Alpha BV (United Kingdom), Initial Dollar Term Loan, 3 Month LIBOR + 2.500%	3.000	(c)	03/18/28	11,735	11,683,660
Hexion, Inc., Senior Secured Term B Loan, 3 Month LIBOR + 3.500%	3.650	(c)	07/01/26	17,435	17,405,807
Solenis International LP, First Lien Initial Dollar Term Loan, 1 - 3 Month LIBOR + 4.000%	4.085	(c)	06/26/25	23,465	23,431,569
Second Lien Initial Term Loan, 1 Month LIBOR + 8.500%	8.585	(c)	06/26/26	6,000	5,989,998
Starfruit Finco BV (Netherlands), Initial Dollar Term Loan, 1 Month LIBOR + 2.750%	2.838	(c)	10/01/25	11,475	11,336,651
Venator Materials LLC, Initial Term Loan, 1 Month LIBOR + 3.000%^	3.085	(c)	08/08/24	9,474	9,343,463

					79,191,148

Commercial Services 0.5%
Cimpress PLC, Tranche B-1 Term Loan, 1 Month LIBOR + 3.500%	4.000	(c)	05/17/28	7,200	7,182,000
Verscend Holding Corp., New Term Loan B, 1 Month LIBOR + 4.000%	4.085	(c)	08/27/25	17,963	17,922,436

					25,104,436

Computers 0.6%
McAfee LLC, Term B USD Loan, 1 Month LIBOR + 3.750%	3.835	(c)	09/30/24	27,241	27,227,331

Electric 0.5%
Heritage Power LLC, Term Loan B, 1 - 6 Month LIBOR + 6.000%^	7.000	(c)	07/30/26	10,781	9,648,595
PG&E Corp., Term Loan B, 3 Month LIBOR + 3.000%	3.500	(c)	06/23/25	12,940	12,390,339

					22,038,934

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	13

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Electronics 0.1%
Tech Data Corp., Non-FILO Term Loan, 1 Month LIBOR + 3.500%	3.584	%(c)	06/30/25	3,548	$3,546,342

Entertainment 0.4%
Golden Entertainment, Inc., Term B Facility Loan (First Lien), 1 Month LIBOR + 3.000%	3.750	(c)	10/21/24	10,721	10,627,247
Scientific Games International, Inc., Initial Term B-5 Loan, 1 Month LIBOR + 2.750%	2.835	(c)	08/14/24	8,491	8,411,849

					19,039,096

Healthcare-Services 0.5%
ATI Holdings Acquisition, Inc., Initial Term Loan (First Lien), 3 Month LIBOR + 3.500%	4.500	(c)	05/10/23	5,862	5,693,428
LifePoint Health, Inc., First Lien Term B Loan, 1 Month LIBOR + 3.750%	3.835	(c)	11/17/25	16,066	15,945,367

					21,638,795

Insurance 0.4%
Asurion LLC, New B-9 Term Loan, 1 Month LIBOR + 3.250%	3.335	(c)	07/31/27	2,070	2,027,986
Replacement B-6 Term Loan, 1 Month LIBOR + 3.125%	3.210	(c)	11/03/23	16,597	16,405,171

					18,433,157

Media 0.2%
Diamond Sports Group LLC, Term Loan, 1 Month LIBOR + 3.250%	3.340	(c)	08/24/26	1,566	970,930
iHeartCommunications, Inc., New Term Loan, 1 Month LIBOR + 3.000%	3.085	(c)	05/01/26	6,213	6,155,173
Radiate Holdco LLC, Term B Loan, 1 Month LIBOR + 3.500%	4.250	(c)	09/25/26	4,478	4,467,221

					11,593,324

See Notes to Financial Statements.

14

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Oil & Gas 0.6%
Ascent Resources Utica Holdings LLC, Second Lien Term Loan, 3 Month LIBOR + 9.000%	10.000	%(c)	11/01/25	21,327	$23,139,795
Citgo Holding, Inc., Term Loan, 3 Month LIBOR + 7.000%	8.000	(c)	08/01/23	3,447	3,404,276

					26,544,071

Packaging & Containers 0.4%
Trident TPI Holdings, Inc.,
Term Loan	—	(p)	08/31/28	3,744	3,741,604
Term Loan	—	(p)	08/31/28	531	530,724
Tranche B-1 Term Loan, 3 Month LIBOR + 3.000%	4.000	(c)	10/17/24	12,071	12,039,365

					16,311,693

Pharmaceuticals 0.5%
Change Healthcare Holdings LLC, Closing Date Term Loan, 1 - 3 Month LIBOR + 2.500%	3.500	(c)	03/01/24	19,494	19,444,564
Gainwell Acquisition Corp., Term B Loan, 3 Month LIBOR + 4.000%	4.750	(c)	10/01/27	6,094	6,089,299

					25,533,863

Retail 0.3%
LBM Acquisition LLC, Term B Loan, 3 Month LIBOR + 3.750%	4.500	(c)	12/17/27	8,750	8,616,562
White Cap Buyer LLC, Initial Closing Date Term Loan, 1 Month LIBOR + 4.000%	4.500	(c)	10/19/27	3,990	3,989,950

					12,606,512

Software 2.8%
Boxer Parent Co., Inc., 2021 Replacement Dollar Term Loan, 1 Month LIBOR + 3.750%	3.835	(c)	10/02/25	17,579	17,451,454
Camelot Co. (Luxembourg), Amendment No. 2 Incremental Term Loans, 1 Month LIBOR + 3.000%	4.000	(c)	10/30/26	2,960	2,949,025
Dun & Bradstreet Corp., Term Loan B, 1 Month LIBOR + 3.250%	3.338	(c)	02/06/26	9,952	9,873,723

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	15

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Software (cont’d.)
Exela Intermediate LLC, First Lien Term Loan, 1 Month LIBOR + 6.500%	7.500	%(c)	07/12/23	1,646	$1,235,637
Finastra USA, Inc., First Lien Dollar Term Loan, 3 Month LIBOR + 3.500%	4.500	(c)	06/13/24	22,762	22,474,631
Greeneden U.S. Holdings II LLC, B-4 Dollar Term Loan, 1 Month LIBOR + 4.000%	4.750	(c)	12/01/27	5,075	5,082,959
Informatica LLC, Dollar 2020 Term Loan, 1 Month LIBOR + 3.250%	3.335	(c)	02/25/27	13,825	13,742,050
Second Lien Initial Loan	7.125		02/25/25	3,125	3,187,500
Rackspace Technology Global, Inc., Term B Loan, 3 Month LIBOR + 2.750%	3.500	(c)	02/15/28	2,918	2,885,593
RP Crown Parent LLC, Additional B-1 Term Loan, 1 Month LIBOR + 3.000%	4.000	(c)	02/02/26	10,926	10,884,952
Skillsoft Finance II, Inc., Initial Term Loan, 3 Month LIBOR + 4.750%	5.500	(c)	07/14/28	7,175	7,186,961
TIBCO Software, Inc., Second Lien Term Loan, 1 Month LIBOR + 7.250% (Cap N/A, Floor 0.000%)	7.250	(c)	03/03/28	7,275	7,320,469
Term Loan B-3, 1 Month LIBOR + 3.750%	3.840	(c)	06/30/26	17,962	17,789,647
UKG, Inc., 2021 Incremental Term Loan, 3 Month LIBOR + 3.250%	4.000	(c)	05/04/26	5,583	5,584,435

					127,649,036

Telecommunications 1.7%
Crown Subsea Communications Holding, Inc., Initial Term Loan, 1 Month LIBOR + 5.000%	5.750	(c)	04/27/27	4,032	4,054,969
Digicel International Finance Ltd. (Saint Lucia), First Lien Initial Term B Loan, 1 - 3 Month LIBOR + 3.250%	3.430	(c)	05/27/24	9,384	9,016,895
Intelsat Jackson Holdings SA (Luxembourg), SuperPriority Secured DIP Term Loan, 3 Month LIBOR + 5.500%	6.500	(c)	07/13/22	3,946	3,966,804
Tranche B-3 Term Loan, PRIME + 4.750%	8.000	(c)	11/27/23	4,000	4,050,832
Tranche B-5 Term Loan	8.625		01/02/24	18,833	19,134,227
West Corp., Incremental B1 Term Loan, 3 Month LIBOR + 3.500%	4.500	(c)	10/10/24	5,575	5,340,413
Initial Term B Loan, 3 Month LIBOR + 4.000%	5.000	(c)	10/10/24	23,813	22,987,832

See Notes to Financial Statements.

16

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Telecommunications (cont’d.)
Xplornet Communications, Inc. (Canada),
Initial Term Loan, 1 Month LIBOR + 4.750%	4.835	%(c)	06/10/27	9,770	$9,749,828

					78,301,800

TOTAL BANK LOANS (cost $543,571,981)					543,743,614

CORPORATE BONDS 79.0%

Advertising 0.1%
National CineMedia LLC, Sr. Unsec’d. Notes	5.750		08/15/26	5,750	4,315,870

Aerospace & Defense 1.3%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	6.000		02/15/28	15,150	15,288,267
Sr. Unsec’d. Notes, 144A	7.125		06/15/26	12,425	13,120,205
Sr. Unsec’d. Notes, 144A	7.500		12/01/24	2,350	2,451,024
Sr. Unsec’d. Notes, 144A(a)	7.500		03/15/25	10,128	10,409,553
Sr. Unsec’d. Notes, 144A	7.875		04/15/27	4,750	4,980,775
Spirit AeroSystems, Inc., Sec’d. Notes, 144A	7.500		04/15/25	3,350	3,547,785
SSL Robotics LLC, Sr. Sec’d. Notes, 144A	9.750		12/31/23	10,231	11,148,943

					60,946,552

Agriculture 0.1%
Vector Group Ltd., Gtd. Notes, 144A	10.500		11/01/26	2,125	2,246,381

Airlines 1.0%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., Sr. Sec’d. Notes, 144A	5.500		04/20/26	31,225	32,845,994
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., Sr. Sec’d. Notes, 144A	5.750		01/20/26	2,875	3,027,329
United Airlines, Inc., Sr. Sec’d. Notes, 144A	4.375		04/15/26	11,450	11,878,803

					47,752,126

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	17

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Apparel 0.5%
Hanesbrands, Inc., Gtd. Notes, 144A	4.625%	05/15/24	5,023	$5,338,336
William Carter Co. (The), Gtd. Notes, 144A	5.500	05/15/25	8,125	8,534,172
Gtd. Notes, 144A	5.625	03/15/27	9,090	9,500,938

				23,373,446

Auto Manufacturers 1.7%
Allison Transmission, Inc., Sr. Unsec’d. Notes, 144A	4.750	10/01/27	5,775	6,053,254
Ford Motor Co., Sr. Unsec’d. Notes	8.500	04/21/23	4,800	5,311,097
Sr. Unsec’d. Notes	9.000	04/22/25	45,416	55,341,271
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	5.584	03/18/24	6,025	6,529,161
Jaguar Land Rover Automotive PLC (United Kingdom), Sr. Unsec’d. Notes, 144A	7.750	10/15/25	4,975	5,448,830
PM General Purchaser LLC, Sr. Sec’d. Notes, 144A	9.500	10/01/28	1,575	1,712,104

				80,395,717

Auto Parts & Equipment 0.9%
Adient Global Holdings Ltd., Gtd. Notes, 144A	4.875	08/15/26	5,000	5,138,152
Adient US LLC, Sr. Sec’d. Notes, 144A	9.000	04/15/25	4,500	4,902,935
American Axle & Manufacturing, Inc., Gtd. Notes	6.250	04/01/25	11,333	11,709,693
Gtd. Notes(a)	6.250	03/15/26	1,000	1,030,707
Dana Financing Luxembourg Sarl, Gtd. Notes, 144A	5.750	04/15/25	12,473	12,864,935
Dana, Inc., Sr. Unsec’d. Notes	5.375	11/15/27	1,400	1,479,079
Titan International, Inc., Sr . Sec’d. Notes, 144A	7.000	04/30/28	2,300	2,404,437

				39,529,938

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks 0.4%
Freedom Mortgage Corp., Sr. Unsec’d. Notes, 144A	7.625%	05/01/26	4,475	$4,483,458
Popular, Inc. (Puerto Rico), Sr. Unsec’d. Notes(a)	6.125	09/14/23	12,050	12,973,267

				17,456,725

Building Materials 0.9%
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A	7.375	06/05/27	1,885	2,120,652
JELD-WEN, Inc., Gtd. Notes, 144A	4.625	12/15/25	450	457,393
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A	5.000	02/15/27	32,975	34,127,690
Summit Materials LLC/Summit Materials Finance Corp., Gtd. Notes, 144A	6.500	03/15/27	5,409	5,692,985

				42,398,720

Chemicals 2.0%
Cornerstone Chemical Co., Sr. Sec’d. Notes, 144A	6.750	08/15/24	6,000	5,380,544
Kraton Polymers LLC/Kraton Polymers Capital Corp., Gtd. Notes, 144A(a)	4.250	12/15/25	14,793	15,196,059
NOVA Chemicals Corp. (Canada), Sr. Unsec’d. Notes, 144A(a)	4.875	06/01/24	9,350	9,885,942
Rain CII Carbon LLC/CII Carbon Corp., Sec’d. Notes, 144A	7.250	04/01/25	9,236	9,548,184
Sasol Financing International Ltd. (South Africa), Gtd. Notes	4.500	11/14/22	2,000	2,049,227
TPC Group, Inc., Sr. Sec’d. Notes, 144A	10.500	08/01/24	9,649	8,923,426
Sr. Sec’d. Notes, 144A	10.875	08/01/24	2,378	2,537,837
Tronox, Inc., Sr. Sec’d. Notes, 144A	6.500	05/01/25	10,923	11,540,289
Venator Finance Sarl/Venator Materials LLC, Gtd. Notes, 144A	5.750	07/15/25	4,070	3,850,691
Sr. Sec’d. Notes, 144A	9.500	07/01/25	13,716	15,254,554
W.R. Grace & Co.-Conn., Gtd. Notes, 144A	4.875	06/15/27	8,155	8,461,008
Gtd. Notes, 144A	5.625	10/01/24	500	548,271

				93,176,032

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	19

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services 4.4%
Adtalem Global Education, Inc., Sr. Sec’d. Notes, 144A	5.500%	03/01/28		7,850	$8,035,700
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	07/15/26		34,616	36,987,080
Sr. Unsec’d. Notes, 144A	9.750	07/15/27		4,575	5,005,306
Alta Equipment Group, Inc., Sec’d. Notes, 144A	5.625	04/15/26		19,350	19,930,539
AMN Healthcare, Inc., Gtd. Notes, 144A	4.625	10/01/27		11,280	11,765,258
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes, 144A(a)	5.750	07/15/27		6,575	6,859,712
Gtd. Notes, 144A(a)	5.750	07/15/27		13,920	14,569,839
Avis Budget Finance PLC, Gtd. Notes	4.750	01/30/26	EUR	1,825	2,200,886
Brink’s Co. (The), Gtd. Notes, 144A	5.500	07/15/25		2,885	3,034,206
CoreLogic, Inc., Sr. Sec’d. Notes, 144A	4.500	05/01/28		3,350	3,344,180
Herc Holdings, Inc., Gtd. Notes, 144A(a)	5.500	07/15/27		22,345	23,549,192
MPH Acquisition Holdings LLC, Sr. Sec’d. Notes, 144A(a)	5.500	09/01/28		3,525	3,581,573
Nielsen Co. Luxembourg Sarl (The), Gtd. Notes, 144A(a)	5.000	02/01/25		12,741	13,057,105
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes, 144A	5.625	10/01/28		12,675	13,344,180
United Rentals North America, Inc., Gtd. Notes	5.875	09/15/26		3,250	3,350,084
Verscend Escrow Corp., Sr. Unsec’d. Notes, 144A(a)	9.750	08/15/26		32,620	34,498,753

					203,113,593

Computers 0.9%
Banff Merger Sub, Inc., Sr. Unsec’d. Notes, 144A	9.750	09/01/26		7,870	8,242,428
Dell International LLC/EMC Corp., Gtd. Notes, 144A	7.125	06/15/24		17,166	17,552,235

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Computers (cont’d.)
EMC Corp., Sr. Unsec’d. Notes	3.375%	06/01/23	3,500	$3,623,689
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., Sr. Sec’d. Notes, 144A	5.750	06/01/25	12,417	13,106,249

				42,524,601

Distribution/Wholesale 1.1%
Avient Corp., Sr. Unsec’d. Notes, 144A	5.750	05/15/25	35,997	37,981,593
H&E Equipment Services, Inc., Gtd. Notes, 144A	3.875	12/15/28	11,599	11,637,663

				49,619,256

Diversified Financial Services 2.8%
Alliance Data Systems Corp., Gtd. Notes, 144A	4.750	12/15/24	20,365	20,870,692
Antares Holdings LP (Canada), Sr. Unsec’d. Notes, 144A	3.950	07/15/26	1,750	1,868,731
goeasy Ltd. (Canada),
Gtd. Notes, 144A	4.375	05/01/26	2,850	2,939,832
Gtd. Notes, 144A	5.375	12/01/24	22,947	23,680,048
Home Point Capital, Inc.,
Gtd. Notes, 144A	5.000	02/01/26	4,475	3,883,337
LD Holdings Group LLC, Gtd. Notes, 144A	6.125	04/01/28	4,350	4,279,450
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.500	08/15/28	8,520	8,848,556
Gtd. Notes, 144A	6.000	01/15/27	4,875	5,140,378
OneMain Finance Corp.,
Gtd. Notes	3.875	09/15/28	2,525	2,535,121
Gtd. Notes(a)	5.625	03/15/23	5,160	5,447,359
Gtd. Notes	6.875	03/15/25	14,655	16,613,254
Gtd. Notes	7.125	03/15/26	19,388	22,647,621
Gtd. Notes	8.250	10/01/23	4,775	5,379,041
Gtd. Notes	8.875	06/01/25	500	547,681
PennyMac Financial Services, Inc., Gtd. Notes, 144A	5.375	10/15/25	5,075	5,247,292

				129,928,393

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	21

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric 1.6%
Calpine Corp., Sr. Sec’d. Notes, 144A	5.250%	06/01/26	15,407	$15,861,634
NRG Energy, Inc.,
Gtd. Notes	5.750	01/15/28	5,100	5,455,399
Gtd. Notes	6.625	01/15/27	4,376	4,537,413
Gtd. Notes, 144A	5.250	06/15/29	5,000	5,420,849
Vistra Operations Co. LLC,
Gtd. Notes, 144A	5.000	07/31/27	8,190	8,517,711
Gtd. Notes, 144A	5.500	09/01/26	15,667	16,121,291
Gtd. Notes, 144A	5.625	02/15/27	16,500	17,179,472

				73,093,769

Electrical Components & Equipment 0.4%
WESCO Distribution, Inc., Gtd. Notes, 144A	7.125	06/15/25	15,498	16,667,632

Electronics 0.6%
Brightstar Escrow Corp., Sr. Sec’d. Notes, 144A	9.750	10/15/25	12,433	13,375,666
Sensata Technologies BV,
Gtd. Notes, 144A	4.875	10/15/23	6,700	7,170,255
Gtd. Notes, 144A	5.000	10/01/25	3,495	3,906,667
Gtd. Notes, 144A	5.625	11/01/24	1,100	1,225,307

				25,677,895

Energy-Alternate Sources 0.1%
Enviva Partners LP/Enviva Partners Finance Corp., Gtd. Notes, 144A	6.500	01/15/26	5,525	5,747,227

Engineering & Construction 0.2%
AECOM, Gtd. Notes	5.125	03/15/27	4,090	4,570,891
Artera Services LLC, Sr. Sec’d. Notes, 144A	9.033	12/04/25	2,025	2,217,164

				6,788,055

Entertainment 4.7%
AMC Entertainment Holdings, Inc., Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 12.000% or Cash coupon 5.000% and PIK 6.000%	12.000	06/15/26	2,627	2,369,831

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)
Caesars Entertainment, Inc., Sr. Sec’d. Notes, 144A	6.250%	07/01/25	24,110	$25,477,068
Caesars Resort Collection LLC/CRC Finco, Inc.,
Gtd. Notes, 144A	5.250	10/15/25	26,214	26,593,212
Sr. Sec’d. Notes, 144A(a)	5.750	07/01/25	6,751	7,096,249
CCM Merger, Inc., Sr. Unsec’d. Notes, 144A	6.375	05/01/26	4,325	4,558,264
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes	5.375	06/01/24	5,000	5,046,066
Churchill Downs, Inc., Gtd. Notes, 144A	5.500	04/01/27	8,817	9,174,987
Golden Entertainment, Inc., Sr. Unsec’d. Notes, 144A	7.625	04/15/26	14,275	15,175,260
International Game Technology PLC,
Sr. Sec’d. Notes, 144A	4.125	04/15/26	4,575	4,752,774
Sr. Sec’d. Notes, 144A	6.250	01/15/27	3,725	4,247,605
Sr. Sec’d. Notes, 144A	6.500	02/15/25	20,181	22,510,767
Jacobs Entertainment, Inc., Sec’d. Notes, 144A	7.875	02/01/24	10,511	10,969,348
Motion Bondco DAC (United Kingdom), Gtd. Notes, 144A(a)	6.625	11/15/27	9,700	9,763,589
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance, Inc., Sr. Unsec’d. Notes, 144A	8.500	11/15/27	9,875	10,554,207
Penn National Gaming, Inc., Sr. Unsec’d. Notes, 144A(a)	5.625	01/15/27	14,664	15,223,534
Scientific Games International, Inc.,
Gtd. Notes, 144A	8.250	03/15/26	1,675	1,782,516
Gtd. Notes, 144A	8.625	07/01/25	15,385	16,610,540
Sr. Sec’d. Notes, 144A	5.000	10/15/25	12,050	12,396,200
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., Sr. Unsec’d. Notes, 144A	7.750	04/15/25	10,200	10,839,068

				215,141,085

Foods 2.3%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	3.250	03/15/26	15,800	16,234,754
Gtd. Notes, 144A	4.625	01/15/27	19,700	20,916,175

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	23

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Foods (cont’d.)
B&G Foods, Inc.,
Gtd. Notes(a)	5.250%	04/01/25	18,545	$19,016,014
Gtd. Notes(a)	5.250	09/15/27	11,285	11,713,051
Chobani LLC/Chobani Finance Corp., Inc., Gtd. Notes, 144A	7.500	04/15/25	12,356	12,858,691
JBS USA Food Co., Gtd. Notes, 144A	7.000	01/15/26	5,000	5,261,441
Pilgrim’s Pride Corp., Gtd. Notes, 144A	5.875	09/30/27	13,150	14,046,324
US Foods, Inc., Sr. Sec’d. Notes, 144A	6.250	04/15/25	5,950	6,280,401

				106,326,851

Gas 0.8%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.500	05/20/25	16,549	18,209,289
Sr. Unsec’d. Notes	5.625	05/20/24	9,820	10,737,491
Sr. Unsec’d. Notes	5.750	05/20/27	5,270	5,933,916
Sr. Unsec’d. Notes	5.875	08/20/26	2,235	2,512,991

				37,393,687

Healthcare-Services 3.0%
HCA, Inc.,
Gtd. Notes	5.375	02/01/25	500	563,046
Gtd. Notes(a)	5.375	09/01/26	710	818,772
Gtd. Notes	7.050	12/01/27	15,000	18,823,721
Gtd. Notes	7.500	12/15/23	3,000	3,417,392
Legacy LifePoint Health LLC, Sr. Sec’d. Notes, 144A	6.750	04/15/25	7,375	7,784,887
MEDNAX, Inc., Gtd. Notes, 144A(a)	6.250	01/15/27	11,900	12,543,493
Molina Healthcare, Inc., Sr. Unsec’d. Notes	5.375	11/15/22	6,619	6,864,494
Prime Healthcare Services, Inc., Sr. Sec’d. Notes, 144A	7.250	11/01/25	16,930	18,148,691
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., Gtd. Notes, 144A	9.750	12/01/26	23,718	25,269,229
Tenet Healthcare Corp., Sec’d. Notes, 144A	6.250	02/01/27	5,900	6,159,322
Sr. Sec’d. Notes	4.625	07/15/24	16,947	17,182,873

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
Tenet Healthcare Corp., (cont’d.)
Sr. Sec’d. Notes, 144A	4.875%	01/01/26	3,450	$3,575,863
Sr. Sec’d. Notes, 144A	7.500	04/01/25	6,151	6,590,616
Sr. Unsec’d. Notes	6.750	06/15/23	11,450	12,403,002

				140,145,401

Home Builders 3.4%
Beazer Homes USA, Inc.,
Gtd. Notes(a)	5.875	10/15/27	11,562	12,191,171
Gtd. Notes	6.750	03/15/25	12,045	12,443,466
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A	6.250	09/15/27	11,689	12,341,754
Century Communities, Inc.,
Gtd. Notes	5.875	07/15/25	2,820	2,902,852
Gtd. Notes	6.750	06/01/27	9,196	9,819,255
Empire Communities Corp. (Canada),
Sr. Unsec’d. Notes, 144A	7.000	12/15/25	15,715	16,615,474
Forestar Group, Inc.,
Gtd. Notes, 144A	3.850	05/15/26	2,900	2,927,293
Gtd. Notes, 144A	5.000	03/01/28	3,150	3,268,142
KB Home,
Gtd. Notes	7.500	09/15/22	3,345	3,563,052
Gtd. Notes	7.625	05/15/23	4,871	5,242,009
M/I Homes, Inc.,
Gtd. Notes	4.950	02/01/28	2,000	2,096,565
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A	5.250	12/15/27	16,926	17,692,046
Meritage Homes Corp.,
Gtd. Notes	6.000	06/01/25	5,200	5,962,797
STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A	7.500	02/15/26	3,925	4,166,946
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.875	06/15/27	6,681	7,598,678
Gtd. Notes, 144A	6.625	07/15/27	4,541	4,844,913
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A	5.625	03/01/24	14,098	15,169,039
Gtd. Notes, 144A	5.875	04/15/23	6,545	6,899,338

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	25

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)
Tri Pointe Homes, Inc.,
Gtd. Notes	5.250%	06/01/27	8,958	$9,796,451
Gtd. Notes	5.700	06/15/28	2,393	2,668,340

				158,209,581

Household Products/Wares 0.1%
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (Canada),
Gtd. Notes, 144A	7.000	12/31/27	3,000	2,918,889
Sr. Sec’d. Notes, 144A	5.000	12/31/26	900	896,346

				3,815,235

Internet 1.3%
Cablevision Lightpath LLC,
Sr. Sec’d. Notes, 144A	3.875	09/15/27	5,625	5,557,477
Cogent Communications Group, Inc.,
Sr. Sec’d. Notes, 144A	3.500	05/01/26	10,100	10,332,709
Go Daddy Operating Co. LLC/GD Finance Co., Inc.,
Gtd. Notes, 144A(a)	5.250	12/01/27	16,515	17,320,262
NortonLifeLock, Inc.,
Sr. Unsec’d. Notes, 144A	5.000	04/15/25	28,084	28,509,606

				61,720,054

Iron/Steel 0.0%
Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	01/31/29	539	588,089

Leisure Time 0.2%
NCL Corp. Ltd.,
Sr. Sec’d. Notes, 144A	10.250	02/01/26	4,725	5,455,318
Sr. Sec’d. Notes, 144A	12.250	05/15/24	970	1,141,103
Viking Cruises Ltd.,
Gtd. Notes, 144A	6.250	05/15/25	3,000	3,014,101

				9,610,522

Lodging 2.4%
Boyd Gaming Corp.,
Gtd. Notes	4.750	12/01/27	2,500	2,578,125
Gtd. Notes, 144A	8.625	06/01/25	2,250	2,444,984

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Lodging (cont’d.)
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A(a)	5.375%	05/01/25	10,962	$11,501,669
MGM Resorts International,
Gtd. Notes(a)	4.625	09/01/26	2,900	3,059,382
Gtd. Notes	5.500	04/15/27	13,000	14,161,298
Gtd. Notes(a)	5.750	06/15/25	1,215	1,332,031
Gtd. Notes	6.000	03/15/23	7,172	7,612,162
Gtd. Notes	6.750	05/01/25	19,975	21,207,769
Station Casinos LLC,
Gtd. Notes, 144A	5.000	10/01/25	9,142	9,256,275
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A	5.875	05/15/25	18,420	18,397,786
Travel + Leisure Co.,
Sr. Sec’d. Notes	6.600	10/01/25	3,150	3,545,984
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A	4.875	10/01/24	12,550	12,653,337
Sr. Unsec’d. Notes, 144A	5.500	01/15/26	3,800	3,886,754

				111,637,556

Machinery-Diversified 1.6%
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A	10.125	08/01/24	44,137	45,475,647
TK Elevator US Newco, Inc. (Germany),
Sr. Sec’d. Notes, 144A	5.250	07/15/27	26,957	28,468,932

				73,944,579

Media 6.4%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	5.000	02/01/28	11,129	11,662,465
Sr. Unsec’d. Notes, 144A	5.125	05/01/27	27,379	28,605,704
Sr. Unsec’d. Notes, 144A(a)	5.500	05/01/26	16,515	17,039,542
Sr. Unsec’d. Notes, 144A	5.750	02/15/26	15,356	15,797,485
CSC Holdings LLC,
Gtd. Notes, 144A	5.500	04/15/27	23,216	24,311,300
Sr. Unsec’d. Notes	6.750	11/15/21	3,000	3,030,336
Sr. Unsec’d. Notes, 144A	7.500	04/01/28	9,800	10,753,699
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Sr. Sec’d. Notes, 144A(a)	5.375	08/15/26	15,460	10,260,891

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	27

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)
DISH DBS Corp.,
Gtd. Notes	5.000%	03/15/23	1,635	$1,707,172
Gtd. Notes	5.875	07/15/22	9,945	10,282,586
Gtd. Notes	5.875	11/15/24	6,247	6,750,903
Gtd. Notes(a)	7.750	07/01/26	17,260	19,762,466
Gray Television, Inc.,
Gtd. Notes, 144A	5.875	07/15/26	29,712	30,681,165
iHeartCommunications, Inc.,
Sr. Sec’d. Notes	6.375	05/01/26	1,100	1,162,412
Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A	5.375	08/15/27	2,050	2,137,522
Nexstar Media, Inc.,
Gtd. Notes, 144A	5.625	07/15/27	16,930	17,974,057
Quebecor Media, Inc. (Canada),
Sr. Unsec’d. Notes	5.750	01/15/23	3,451	3,659,929
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A	4.500	09/15/26	20,874	21,730,574
Sinclair Television Group, Inc.,
Gtd. Notes, 144A	5.875	03/15/26	4,223	4,321,322
Sirius XM Radio, Inc.,
Gtd. Notes, 144A	5.375	07/15/26	13,700	14,068,256
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A	5.125	02/15/25	20,663	21,011,948
Sr. Sec’d. Notes, 144A	6.625	06/01/27	8,425	9,125,653
Sr. Sec’d. Notes, 144A	9.500	05/01/25	5,925	6,460,613
Urban One, Inc.,
Sr. Sec’d. Notes, 144A	7.375	02/01/28	1,715	1,856,223
Videotron Ltd. (Canada),
Gtd. Notes, 144A	5.125	04/15/27	412	429,090

				294,583,313

Mining 3.2%
Constellium SE,
Gtd. Notes, 144A	5.875	02/15/26	5,400	5,517,988
Eldorado Gold Corp. (Turkey),
Sec’d. Notes, 144A	9.500	06/01/24	10,652	11,627,274
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	6.500	03/01/24	11,161	11,358,852
Gtd. Notes, 144A	6.875	03/01/26	660	689,875
Gtd. Notes, 144A	7.250	04/01/23	27,453	27,978,826

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mining (cont’d.)
First Quantum Minerals Ltd. (Zambia), (cont’d.) Gtd. Notes, 144A	7.500%	04/01/25		17,923	$18,597,420
Freeport-McMoRan, Inc., Gtd. Notes(a)	3.875	03/15/23		15,235	15,806,057
Gtd. Notes	4.550	11/14/24		1,535	1,664,740
Hudbay Minerals, Inc. (Canada), Gtd. Notes, 144A	4.500	04/01/26		16,410	16,534,039
New Gold, Inc. (Canada), Gtd. Notes, 144A	6.375	05/15/25		12,313	12,697,736
Sr. Unsec’d. Notes, 144A	7.500	07/15/27		5,250	5,537,117
Novelis Corp., Gtd. Notes, 144A	3.250	11/15/26		20,625	21,145,899

					149,155,823

Miscellaneous Manufacturing 0.2%
Amsted Industries, Inc., Gtd. Notes, 144A	5.625	07/01/27		10,410	10,908,303

Office/Business Equipment 0.4%
CDW LLC/CDW Finance Corp., Gtd. Notes	4.125	05/01/25		5,000	5,198,761
Gtd. Notes	5.500	12/01/24		12,480	13,858,278

					19,057,039

Oil & Gas 4.8%
Aethon United BR LP/Aethon United Finance Corp., Sr. Unsec’d. Notes, 144A	8.250	02/15/26		4,925	5,337,395
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., Sr. Unsec’d. Notes^	7.875	12/15/24	(d)	10,985	74,698
Antero Resources Corp., Gtd. Notes	5.000	03/01/25		5,645	5,763,042
Gtd. Notes, 144A	8.375	07/15/26		1,479	1,676,397
Ascent Resources Utica Holdings LLC/ARU Finance Corp., Gtd. Notes, 144A	9.000	11/01/27		8,489	11,293,513
Chesapeake Energy Corp., Gtd. Notes, 144A	5.500	02/01/26		2,425	2,535,405
Citgo Holding, Inc., Sr. Sec’d. Notes, 144A	9.250	08/01/24		13,057	13,072,485

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	29

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
CITGO Petroleum Corp., Sr. Sec’d. Notes, 144A	7.000%	06/15/25	9,285	$9,507,271
Devon Energy Corp.,
Sr. Unsec’d. Notes, 144A(a)	5.250	09/15/24	10,208	11,328,844
Sr. Unsec’d. Notes, 144A	8.250	08/01/23	4,720	5,319,759
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.500	01/30/26	17,598	18,204,518
Sr. Unsec’d. Notes, 144A	5.750	01/30/28	284	298,884
Sr. Unsec’d. Notes, 144A	6.625	07/15/25	6,475	6,866,417
EQT Corp.,
Sr. Unsec’d. Notes(a)	3.000	10/01/22	1,000	1,016,204
Sr. Unsec’d. Notes	3.900	10/01/27	18,161	19,624,726
Sr. Unsec’d. Notes	7.500	02/01/30	1,475	1,917,659
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.750	10/01/25	15,241	15,416,698
Sr. Unsec’d. Notes, 144A	5.750	02/01/29	1,200	1,217,837
MEG Energy Corp. (Canada), Gtd. Notes, 144A	7.125	02/01/27	12,528	13,178,142
Sec’d. Notes, 144A	6.500	01/15/25	2,701	2,789,382
Nabors Industries Ltd., Gtd. Notes, 144A	7.250	01/15/26	6,225	5,801,251
Nabors Industries, Inc., Gtd. Notes	5.750	02/01/25	7,815	6,641,532
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	3.000	02/15/27	500	502,076
Sr. Unsec’d. Notes(a)	3.500	06/15/25	1,325	1,390,170
Sr. Unsec’d. Notes	5.500	12/01/25	2,775	3,094,125
Sr. Unsec’d. Notes	5.550	03/15/26	1,200	1,341,684
Sr. Unsec’d. Notes(a)	5.875	09/01/25	9,800	11,022,090
Sr. Unsec’d. Notes	6.950	07/01/24	175	196,864
Sr. Unsec’d. Notes	7.150	05/15/28	5,000	5,835,902
Ovintiv Exploration, Inc., Gtd. Notes	5.375	01/01/26	1,500	1,694,450
Precision Drilling Corp. (Canada), Gtd. Notes, 144A	7.125	01/15/26	8,221	8,402,849
Range Resources Corp.,
Gtd. Notes	4.875	05/15/25	4,300	4,482,286
Gtd. Notes	5.000	03/15/23	14,129	14,517,578
Gtd. Notes	9.250	02/01/26	2,600	2,845,370

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Sunoco LP/Sunoco Finance Corp., Gtd. Notes(a)	6.000%	04/15/27	6,575	$6,867,677
Transocean, Inc., Gtd. Notes, 144A	7.500	01/15/26	2,275	1,779,588

				222,854,768

Packaging & Containers 1.5%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., Sr. Sec’d. Notes, 144A	4.125	08/15/26	6,953	7,233,090
Sr. Unsec’d. Notes, 144A	5.250	08/15/27	6,300	6,518,967
Graham Packaging Co., Inc., Gtd. Notes, 144A	7.125	08/15/28	9,000	9,583,182
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (Canada),
Sr. Sec’d. Notes, 144A	6.000	09/15/28	12,566	13,130,495
Owens-Brockway Glass Container, Inc., Gtd. Notes, 144A(a)	6.375	08/15/25	5,435	6,063,792
Gtd. Notes, 144A	6.625	05/13/27	1,800	1,938,488
Plastipak Holdings, Inc., Sr. Unsec’d. Notes, 144A(a)	6.250	10/15/25	17,985	18,364,000
Trident TPI Holdings, Inc., Gtd. Notes, 144A	6.625	11/01/25	2,000	2,035,636
Gtd. Notes, 144A	9.250	08/01/24	2,000	2,100,524

				66,968,174

Pharmaceuticals 2.3%
Bausch Health Americas, Inc.,
Gtd. Notes, 144A	8.500	01/31/27	18,325	19,704,426
Gtd. Notes, 144A	9.250	04/01/26	4,100	4,416,091
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.000	01/30/28	1,000	953,949
Gtd. Notes, 144A	6.125	04/15/25	48,189	49,353,636
Gtd. Notes, 144A	9.000	12/15/25	5,775	6,153,186
Sr. Sec’d. Notes, 144A	4.875	06/01/28	1,375	1,410,586
Sr. Sec’d. Notes, 144A	5.500	11/01/25	788	805,082
P&L Development LLC/PLD Finance Corp., Sr. Sec’d. Notes, 144A	7.750	11/15/25	21,880	22,890,503

				105,687,459

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	31

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines 1.1%
Antero Midstream Partners LP/Antero Midstream Finance Corp., Gtd. Notes, 144A	7.875%	05/15/26	4,025	$4,438,227
EQM Midstream Partners LP, Sr. Unsec’d. Notes(a)	4.125	12/01/26	3,729	3,801,593
Sr. Unsec’d. Notes	4.750	07/15/23	2,077	2,171,540
Sr. Unsec’d. Notes, 144A	6.000	07/01/25	2,505	2,720,472
Global Partners LP/GLP Finance Corp., Gtd. Notes	7.000	08/01/27	6,197	6,442,990
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A	3.600	05/15/25	4,875	5,014,086
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	6.000	03/01/27	3,890	4,023,026
Gtd. Notes, 144A	7.500	10/01/25	5,825	6,273,684
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes(a)	5.875	04/15/26	625	654,078
Gtd. Notes	6.500	07/15/27	642	693,956
Western Midstream Operating LP, Sr. Unsec’d. Notes	3.950	06/01/25	3,050	3,204,629
Sr. Unsec’d. Notes	4.350	02/01/25	11,150	11,713,670

				51,151,951

Real Estate 0.8%
Five Point Operating Co. LP/Five Point Capital Corp., Gtd. Notes, 144A	7.875	11/15/25	14,910	15,560,678
Greystar Real Estate Partners LLC, Sr. Sec’d. Notes, 144A	5.750	12/01/25	6,150	6,285,346
Howard Hughes Corp. (The), Gtd. Notes, 144A	5.375	08/01/28	11,945	12,693,861

				34,539,885

Real Estate Investment Trusts (REITs) 4.6%
Diversified Healthcare Trust, Gtd. Notes	9.750	06/15/25	24,113	26,606,706
Sr. Unsec’d. Notes	4.750	05/01/24	6,000	6,192,220
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes	4.500	09/01/26	2,500	2,727,272
Gtd. Notes	5.625	05/01/24	6,500	7,095,453

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., (cont’d.)
Gtd. Notes, 144A	4.625%	06/15/25	1,430	$1,539,558
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	5.000	10/15/27	12,000	12,721,770
Gtd. Notes	5.250	08/01/26	2,275	2,349,483
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, Sr. Sec’d. Notes, 144A	7.500	06/01/25	21,492	23,016,385
Sabra Health Care LP, Gtd. Notes	5.125	08/15/26	650	733,015
SBA Communications Corp.,
Sr. Unsec’d. Notes	3.875	02/15/27	16,513	17,178,948
Sr. Unsec’d. Notes(a)	4.875	09/01/24	6,829	6,934,156
Starwood Property Trust, Inc., Sr. Unsec’d. Notes, 144A	3.625	07/15/26	8,900	8,990,576
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, Gtd. Notes, 144A	7.125	12/15/24	20,170	20,739,935
Sr. Sec’d. Notes, 144A	7.875	02/15/25	42,904	45,693,428
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A(a)	3.500	02/15/25	4,450	4,561,749
Gtd. Notes, 144A(a)	3.750	02/15/27	15,600	16,233,948
Gtd. Notes, 144A	4.250	12/01/26	7,870	8,271,694

				211,586,296

Retail 1.9%
1011778 BC ULC/New Red Finance, Inc. (Canada), Sr. Sec’d. Notes, 144A	3.875	01/15/28	2,500	2,530,090
Ambience Merger Sub, Inc., Sr. Sec’d. Notes, 144A	4.875	07/15/28	725	728,863
Bath & Body Works, Inc.,
Gtd. Notes	5.625	10/15/23	9,901	10,908,517
Brinker International, Inc., Gtd. Notes, 144A	5.000	10/01/24	19,428	20,544,317
Sr. Unsec’d. Notes	3.875	05/15/23	1,475	1,519,713
eG Global Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	8.500	10/30/25	13,926	14,606,098
Golden Nugget, Inc., Sr. Unsec’d. Notes, 144A(a)	6.750	10/15/24	17,179	17,223,031

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	33

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	5.625%	12/01/25	9,245	$9,542,288
Sec’d. Notes, 144A	8.750	04/30/25	11,070	12,038,779

				89,641,696

Semiconductors 0.3%
Microchip Technology, Inc., Gtd. Notes	4.250	09/01/25	12,742	13,430,130

Software 3.6%
Boxer Parent Co., Inc., Sr. Sec’d. Notes, 144A	7.125	10/02/25	15,135	16,197,305
BY Crown Parent LLC, Gtd. Notes, 144A	7.375	10/15/24	15,470	15,755,267
BY Crown Parent LLC/BY Bond Finance, Inc., Sr. Sec’d. Notes, 144A	4.250	01/31/26	31,745	33,471,928
Camelot Finance SA, Sr. Sec’d. Notes, 144A	4.500	11/01/26	29,121	30,374,545
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., Gtd. Notes, 144A	5.750	03/01/25	9,300	9,394,834
Clarivate Science Holdings Corp., Sr. Sec’d. Notes, 144A	3.875	07/01/28	8,100	8,239,541
Dun & Bradstreet Corp. (The), Gtd. Notes, 144A(a)	10.250	02/15/27	29,759	32,280,664
Sr. Sec’d. Notes, 144A	6.875	08/15/26	9,605	10,112,657
Open Text Corp. (Canada), Gtd. Notes, 144A	5.875	06/01/26	1,500	1,553,134
SS&C Technologies, Inc., Gtd. Notes, 144A(a)	5.500	09/30/27	8,000	8,476,163

				165,856,038

Telecommunications 6.7%
Altice France SA (France), Sr. Sec’d. Notes, 144A	7.375	05/01/26	41,134	42,771,113
Sr. Sec’d. Notes, 144A	8.125	02/01/27	19,805	21,489,890
CommScope Technologies LLC, Gtd. Notes, 144A(a)	6.000	06/15/25	8,463	8,607,281
CommScope, Inc., Sr. Sec’d. Notes, 144A	6.000	03/01/26	25,700	26,939,287

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica), Gtd. Notes, 144A	8.000%	12/31/26		3,128	$3,053,896
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000%	13.000	12/31/25		5,474	5,450,325
Sr. Sec’d. Notes, 144A(a)	8.750	05/25/24		17,350	18,032,758
Sr. Sec’d. Notes, 144A	8.750	05/25/24		13,007	13,547,051
Digicel Ltd. (Jamaica), Gtd. Notes, 144A	6.750	03/01/23		3,000	2,844,266
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes(a)	5.500	08/01/23	(d)	6,971	3,714,772
Gtd. Notes, 144A	8.500	10/15/24	(d)	175	94,453
Sr. Sec’d. Notes, 144A	8.000	02/15/24	(d)	20,302	21,042,436
Level 3 Financing, Inc.,
Gtd. Notes(a)	5.250	03/15/26		995	1,026,839
Gtd. Notes(a)	5.375	05/01/25		4,870	4,981,201
Lumen Technologies, Inc.,
Sr. Unsec’d. Notes(a)	5.625	04/01/25		5,000	5,413,788
Sr. Unsec’d. Notes, Series T	5.800	03/15/22		7,640	7,822,526
Sr. Unsec’d. Notes, Series W	6.750	12/01/23		2,753	3,032,803
Sr. Unsec’d. Notes, Series Y	7.500	04/01/24		4,100	4,566,894
Sprint Communications, Inc., Gtd. Notes	6.000	11/15/22		3,755	3,967,030
Sprint Corp.,
Gtd. Notes	7.125	06/15/24		11,700	13,468,435
Gtd. Notes	7.250	09/15/21		13,721	13,749,579
Gtd. Notes	7.625	02/15/25		5,365	6,351,666
Gtd. Notes	7.625	03/01/26		1,500	1,849,707
Gtd. Notes	7.875	09/15/23		27,984	31,688,325
Viasat, Inc.,
Sr. Sec’d. Notes, 144A(a)	5.625	04/15/27		3,808	3,953,970
Sr. Unsec’d. Notes, 144A	5.625	09/15/25		14,627	14,871,187
Zayo Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A	4.000	03/01/27		26,129	25,854,378

					310,185,856

Toys/Games/Hobbies 0.0%
Mattel, Inc.,
Gtd. Notes, 144A	3.375	04/01/26		1,400	1,454,279

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	35

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Transportation 0.4%
XPO Logistics, Inc.,
Gtd. Notes, 144A	6.125%		09/01/23	4,500	$4,500,000
Gtd. Notes, 144A	6.250		05/01/25	12,075	12,757,286

					17,257,286

Trucking & Leasing 0.0%
Fortress Transportation & Infrastructure Investors LLC,
Sr. Unsec’d. Notes, 144A	5.500		05/01/28	1,375	1,399,463

TOTAL CORPORATE BONDS
(cost $3,585,137,921)					3,649,002,327

SOVEREIGN BONDS 0.0%
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes, 144A	6.608	(s)	07/31/30	92	51,879
Sr. Unsec’d. Notes, 144A	0.500	(cc)	07/31/40	125	80,331
Sr. Unsec’d. Notes, 144A	1.000	(cc)	07/31/35	535	384,309
Sr. Unsec’d. Notes, 144A	5.000	(cc)	07/31/30	324	289,626

TOTAL SOVEREIGN BONDS
(cost $763,005)					806,145

				Shares

COMMON STOCKS 1.6%

Electric Utilities 0.1%
GenOn Energy Holdings, Inc. (Class A Stock)*^				41,315	5,784,100

Gas Utilities 0.3%
Ferrellgas Partners LP (Class B Stock)*				50,306	12,400,429

Hotels, Restaurants & Leisure 0.1%
CEC Entertainment, Inc.*				366,068	6,528,274

See Notes to Financial Statements.

36

Description	Shares	Value

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels 1.1%

Chesapeake Energy Corp.	876,941	$48,942,077
Chesapeake Energy Corp. Backstop Commitment	5,043	281,450

		49,223,527

TOTAL COMMON STOCKS (cost $32,897,433)		73,936,330

	Units

WARRANTS* 0.0%

Hotels, Restaurants & Leisure
CEC Brands LLC, expiring 12/31/25 (cost $0)	142,674	477,958

TOTAL LONG-TERM INVESTMENTS (cost $4,162,370,340)		4,267,966,374

	Shares

SHORT-TERM INVESTMENTS 10.6%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	306,912,506	306,912,506
PGIM Institutional Money Market Fund (cost $183,626,491; includes $183,615,295 of cash collateral for securities on loan)(b)(wa)	183,774,205	183,663,940

TOTAL SHORT-TERM INVESTMENTS (cost $490,538,997)		490,576,446

TOTAL INVESTMENTS 103.0% (cost $4,652,909,337)		4,758,542,820
Liabilities in excess of other assets(z) (3.0)%		(139,161,775)

NET ASSETS 100.0%		$4,619,381,045

Below is a list of the abbreviation(s) used in the annual report:

EUR—Euro

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

DIP—Debtor-In-Possession

iBoxx—Bond Market Indices

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	37

Schedule of Investments (continued)

as of August 31, 2021

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

OTC—Over-the-counter

PIK—Payment-in-Kind

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

T—Swap payment upon termination

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $24,850,856 and 0.5% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $179,954,066; cash collateral of $183,615,295 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at August 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
1,110	2 Year U.S. Treasury Notes	Dec. 2021	$244,564,220	$124,051
69	5 Year Euro-Bobl	Sep. 2021	10,996,242	99,335
3,765	5 Year U.S. Treasury Notes	Dec. 2021	465,801,094	675,110
8	20 Year U.S. Treasury Bonds	Dec. 2021	1,303,750	660
7	30 Year U.S. Ultra Treasury Bonds	Dec. 2021	1,380,969	(5,992)
3	Euro Schatz Index	Sep. 2021	397,724	440

				893,604

Short Positions:
17	10 Year Euro-Bund	Sep. 2021	3,521,764	(76,965)

See Notes to Financial Statements.

38

Futures contracts outstanding at August 31, 2021 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions (cont’d):
12	10 Year Euro-Bund	Dec. 2021	$ 2,444,719	$4,665
1,167	10 Year U.S. Treasury Notes	Dec. 2021	155,739,803	15,224

				(57,076)

				$836,528

Forward foreign currency exchange contracts outstanding at August 31, 2021:

Purchase Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 09/02/21	BNP Paribas S.A.	EUR 3,053	$3,581277	$3,604,455	$23,178	$—

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 09/02/21	Goldman Sachs International	EUR 3,053	$3,599,358	$3,604,455	$—	$(5,097)
Expiring 10/04/21	BNP Paribas S.A.	EUR 3,053	3,583,576	3,606,870	—	(23,294)

			$7,182,934	$7,211,325	—	(28,391)

					$23,178	$(28,391)

Total return swap agreements outstanding at August 31, 2021:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements:
iBoxx US Dollar Liquid High Yield(T)	3 Month LIBOR(Q)	Goldman Sachs International Goldman	12/20/21	22,200	$259,231	$—	$259,231

iBoxx US Dollar Liquid High Yield(T)	3 Month LIBOR(Q)	Sachs International	12/20/21	77,800	908,478	—	908,478

					$1,167,709	$—	$1,167,709

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	39

Schedule of Investments (continued)

as of August 31, 2021

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$1,167,709	$—

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$1,974,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Bank Loans	$—	$524,751,556	$18,992,058
Corporate Bonds	—	3,648,927,629	74,698
Sovereign Bonds	—	806,145	—
Common Stocks.	61,342,506	6,809,724	5,784,100
Warrants	—	477,958	—
Short-Term Investments
Affiliated Mutual Funds	490,576,446	—	—

Total	$551,918,952	$4,181,773,012	$24,850,856

Other Financial Instruments*
Assets
Futures Contracts	$919,485	$—	$—

See Notes to Financial Statements.

40

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Assets (continued)
OTC Forward Foreign Currency Exchange Contract	$—	$23,178	$—
OTC Total Return Swap Agreements	—	1,167,709	—

Total	$919,485	$1,190,887	$—

Liabilities
Futures Contracts	$(82,957)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(28,391)	—

Total	$(82,957)	$(28,391)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2021 were as follows (unaudited):

Affiliated Mutual Funds (4.0% represents
investments purchased with collateral from
securities on loan)	10.6%
Telecommunications	8.4
Media	6.6
Software	6.4
Oil & Gas	5.4
Entertainment	5.1
Commercial Services	4.9
Real Estate Investment Trusts (REITs)	4.6
Chemicals	3.7
Healthcare-Services	3.5
Home Builders	3.4
Mining	3.2
Pharmaceuticals	2.8
Diversified Financial Services	2.8
Lodging	2.4
Foods	2.3
Retail	2.2
Electric	2.1
Packaging & Containers	1.9
Auto Manufacturers	1.7
Airlines	1.6
Machinery-Diversified	1.6
Computers	1.5
Internet	1.3

Aerospace & Defense	1.3%
Pipelines	1.1
Distribution/Wholesale	1.1
Oil, Gas & Consumable Fuels	1.1
Building Materials	0.9
Auto Parts & Equipment	0.9
Gas	0.8
Real Estate	0.8
Electronics	0.7
Apparel	0.5
Office/Business Equipment	0.4
Insurance	0.4
Banks	0.4
Transportation	0.4
Electrical Components & Equipment	0.4
Semiconductors	0.3
Gas Utilities	0.3
Miscellaneous Manufacturing	0.2
Leisure Time	0.2
Engineering & Construction	0.2
Hotels, Restaurants & Leisure	0.1
Electric Utilities	0.1
Energy-Alternate Sources	0.1
Advertising	0.1
Household Products/Wares	0.1
Agriculture	0.1

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	41

Schedule of Investments  (continued)

as of August 31, 2021

Industry Classification (continued):

Toys/Games/Hobbies	0.0	*%
Trucking & Leasing	0.0	*
Sovereign Bonds	0.0	*
Iron/Steel	0.0	*
	103.0

Liabilities in excess of other assets	(3.0)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk, and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts Due from/to	$ 23,178		Unrealized depreciation on OTC forward foreign currency exchange contracts Due from/to	$ 28,391
	broker-variation margin futures	919,485	*	broker-variation margin futures	82,957	*
Interest rate contracts	Unrealized appreciation
Interest rate contracts	on OTC swap agreements	1,167,709		—	—

		$2,110,372			$111,348

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

42

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$(9,916,214)
Foreign exchange contracts	—	58,917	—
Interest rate contracts	(1,580,769)	—	16,522

Total	$(1,580,769)	$58,917	$(9,899,692)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$17,116,586
Foreign exchange contracts	—	22,195	—
Interest rate contracts	631,969	—	1,167,709

Total	$631,969	$22,195	$18,284,295

For the year ended August 31, 2021, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)	Forward Foreign Currency Exchange Contracts—Purchased(2)
$531,500,946	$93,237,882	$2,292,130

Forward Foreign Currency Exchange Contracts—Sold(2)	Credit Default Swap Agreements— Buy Protection(1)
$4,731,010	$29,003,230

Credit Default Swap Agreements— Sell Protection(1)	Total Return Swap Agreements(1)
$52,460,000	$20,000,000

(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended August 31, 2021.

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	43

Schedule of Investments (continued)

as of August 31, 2021

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$179,954,066	$(179,954,066)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BNP Paribas S.A.	$23,178	$(23,294)	$(116)	$—	$(116)
Goldman Sachs International	1,167,709	(5,097)	1,162,612	(617,827)	544,785

	$1,190,887		$(28,391)	$1,162,496	$(617,827)	$544,669

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

44

Statement of Assets and Liabilities

as of August 31, 2021

Assets
Investments at value, including securities on loan of $179,954,066:
Unaffiliated investments (cost $4,162,370,340)	$4,267,966,374
Affiliated investments (cost $490,538,997)	490,576,446
Cash	589,579
Foreign currency, at value (cost $1,979,987)	2,071,046
Dividends and interest receivable	59,190,215
Receivable for Fund shares sold	18,700,130
Deposit with broker for centrally cleared/exchange-traded derivatives	1,974,000
Unrealized appreciation on OTC swap agreements	1,167,709
Receivable for investments sold	609,390
Due from broker—variation margin futures	73,367
Unrealized appreciation on OTC forward foreign currency exchange contracts	23,178
Prepaid expenses and other assets	235,635

Total Assets	4,843,177,069

Liabilities
Payable to broker for collateral for securities on loan	183,615,295
Payable for investments purchased	18,067,358
Payable for Fund shares purchased	16,083,393
Management fee payable	2,286,186
Dividends payable	2,250,783
Accrued expenses and other liabilities	1,113,779
Distribution fee payable	319,054
Unrealized depreciation on OTC forward foreign currency exchange contracts	28,391
Affiliated transfer agent fee payable	24,805
Directors’ fees payable	6,980

Total Liabilities	223,796,024

Net Assets	$4,619,381,045

Net assets were comprised of:
Common stock, at par	$5,088,191
Paid-in capital in excess of par	4,714,081,484
Total distributable earnings (loss)	(99,788,630)

Net assets, August 31, 2021	$4,619,381,045

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	45

Statement of Assets and Liabilities

as of August 31, 2021

Class A
Net asset value and redemption price per share, ($398,714,731 ÷ 43,930,341 shares of common stock issued and outstanding)	$9.08
Maximum sales charge (2.25% of offering price)	0.21

Maximum offering price to public	$9.29

Class C
Net asset value, offering price and redemption price per share,
($ 277,886,664 ÷ 30,621,008 shares of common stock issued and outstanding)	$9.08

Class Z
Net asset value, offering price and redemption price per share,
($ 3,120,921,098 ÷ 343,784,549 shares of common stock issued and outstanding)	$9.08

Class R6
Net asset value, offering price and redemption price per share,
($ 821,858,552 ÷ 90,483,156 shares of common stock issued and outstanding)	$9.08

See Notes to Financial Statements.

46

Statement of Operations

Year Ended August 31, 2021

Net Investment Income (Loss)
Income
Interest income	$ 182,237,706
Unaffiliated dividend income (net of $416 foreign withholding tax)	1,274,656
Affiliated dividend income	270,547
Income from securities lending, net (including affiliated income of $180,661)	261,429

Total income	184,044,338

Expenses
Management fee	26,124,366
Distribution fee(a)	3,761,990
Transfer agent’s fees and expenses (including affiliated expense of $140,083)(a)	2,937,279
Custodian and accounting fees	389,623
Registration fees(a)	156,649
Shareholders’ reports	130,374
SEC registration fees	116,236
Directors’ fees	53,200
Legal fees and expenses	47,617
Audit fee	45,226
Miscellaneous	62,168

Total expenses	33,824,728
Less: Fee waiver and/or expense reimbursement(a)	(1,902,531)

Net expenses	31,922,197

Net investment income (loss)	152,122,141

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(68,573))	10,282,587
Futures transactions	(1,580,769)
Forward currency contract transactions	58,917
Swap agreement transactions	(9,899,692)
Foreign currency transactions	(7,241)

(1,146,198)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(19,415))	149,456,486
Futures	631,969
Forward currency contracts	22,195
Swap agreements	18,284,295
Foreign currencies	(1,388)
Unfunded loan commitments	(40,656)

168,352,901

Net gain (loss) on investment and foreign currency transactions	167,206,703

Net Increase (Decrease) In Net Assets Resulting From Operations	$319,328,844

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	47

Statement of Operations

Year Ended August 31, 2021

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	892,249	2,869,741	—	—
Transfer agent’s fees and expenses	264,716	201,192	2,463,664	7,707
Registration fees	29,415	16,504	64,971	45,759
Fee waiver and/or expense reimbursement	(153,919)	(105,475)	(1,526,276)	(116,861)

See Notes to Financial Statements.

48

Statements of Changes in Net Assets

	Year Ended August 31,

	2021	2020

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$152,122,141	$152,160,117
Net realized gain (loss) on investment and foreign currency transactions	(1,146,198)	(12,971,888)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	168,352,901	(81,436,818)

Net increase (decrease) in net assets resulting from operations	319,328,844	57,751,411

Dividends and Distributions
Distributions from distributable earnings
Class A	(17,213,686)	(14,503,070)
Class C	(11,722,767)	(13,478,523)
Class Z	(127,992,945)	(114,851,528)
Class R6	(31,796,945)	(12,758,102)

	(188,726,343)	(155,591,223)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	2,305,667,443	1,970,449,569
Net asset value of shares issued in reinvestment of dividends and distributions	165,227,401	133,318,119
Cost of shares purchased	(1,308,712,279)	(1,635,347,430)

Net increase (decrease) in net assets from Fund share transactions	1,162,182,565	468,420,258

Total increase (decrease)	1,292,785,066	370,580,446

Net Assets:
Beginning of year	3,326,595,979	2,956,015,533

End of year	$4,619,381,045	$3,326,595,979

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	49

Financial Highlights

Class A Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a) :
Net Asset Value, Beginning of Year	$8.75	$8.97	$8.90	$9.06	$9.16
Income (loss) from investment operations:
Net investment income (loss)	0.35	0.42	0.43	0.43	0.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.41	(0.21)	0.12	(0.10)	(0.01)
Total from investment operations	0.76	0.21	0.55	0.33	0.41
Less Dividends and Distributions:
Dividends from net investment income	(0.43)	(0.43)	(0.48)	(0.47)	(0.51)
Tax return of capital distributions	-	-	-	(0.02)	-
Total dividends and distributions	(0.43)	(0.43)	(0.48)	(0.49)	(0.51)
Net asset value, end of year	$9.08	$8.75	$8.97	$8.90	$9.06
Total Return(b) :	8.90%	2.53%	6.43%	3.73%	4.65%

Ratios/Supplemental Data:
Net assets, end of year (000)	$398,715	$321,482	$270,853	$273,521	$360,573
Average net assets (000)	$356,899	$290,219	$252,620	$303,566	$462,309
Ratios to average net assets(c)(d) :
Expenses after waivers and/or expense reimbursement	1.00%	1.00%	1.00%	1.00%	1.04%
Expenses before waivers and/or expense reimbursement	1.04%	1.07%	1.08%	1.07%	1.07%
Net investment income (loss)	3.86%	4.89%	4.81%	4.80%	4.67%
Portfolio turnover rate(e)	67%	65%	49%	67%	66%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

50

Class C Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a) :
Net Asset Value, Beginning of Year	$8.75	$8.97	$8.90	$9.06	$9.15
Income (loss) from investment operations:
Net investment income (loss)	0.28	0.36	0.36	0.36	0.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.42	(0.21)	0.13	(0.10)	(0.01)
Total from investment operations	0.70	0.15	0.49	0.26	0.35
Less Dividends and Distributions:
Dividends from net investment income	(0.37)	(0.37)	(0.42)	(0.40)	(0.44)
Tax return of capital distributions	-	-	-	(0.02)	-
Total dividends and distributions	(0.37)	(0.37)	(0.42)	(0.42)	(0.44)
Net asset value, end of year	$9.08	$8.75	$8.97	$8.90	$9.06
Total Return(b) :	7.97%	1.77%	5.64%	2.95%	3.98%

Ratios/Supplemental Data:
Net assets, end of year (000)	$277,887	$297,707	$332,503	$334,430	$374,417
Average net assets (000)	$286,974	$315,727	$326,067	$353,409	$377,098
Ratios to average net assets(c)(d) :
Expenses after waivers and/or expense reimbursement	1.75%	1.75%	1.75%	1.75%	1.78%
Expenses before waivers and/or expense reimbursement	1.79%	1.81%	1.81%	1.81%	1.83%
Net investment income (loss)	3.14%	4.16%	4.06%	4.05%	3.92%
Portfolio turnover rate(e)	67%	65%	49%	67%	66%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	51

Financial Highlights (continued)

Class Z Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a) :
Net Asset Value, Beginning of Year	$8.75	$8.97	$8.91	$9.06	$9.16
Income (loss) from investment operations:
Net investment income (loss)	0.37	0.45	0.45	0.45	0.45
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.42	(0.22)	0.12	(0.09)	(0.01)
Total from investment operations	0.79	0.23	0.57	0.36	0.44
Less Dividends and Distributions:
Dividends from net investment income	(0.46)	(0.45)	(0.51)	(0.49)	(0.54)
Tax return of capital distributions	-	-	-	(0.02)	-
Total dividends and distributions	(0.46)	(0.45)	(0.51)	(0.51)	(0.54)
Net asset value, end of year	$9.08	$8.75	$8.97	$8.91	$9.06
Total Return(b) :	9.17%	2.79%	6.57%	4.11%	4.91%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,120,921	$2,218,850	$2,188,123	$1,563,724	$1,609,403
Average net assets (000)	$2,529,710	$2,184,180	$1,859,209	$1,517,050	$1,414,559
Ratios to average net assets(c)(d) :
Expenses after waivers and/or expense reimbursement	0.75%	0.75%	0.75%	0.75%	0.78%
Expenses before waivers and/or expense reimbursement	0.81%	0.83%	0.83%	0.83%	0.83%
Net investment income (loss)	4.09%	5.14%	5.03%	5.05%	4.92%
Portfolio turnover rate(e)	67%	65%	49%	67%	66%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

52

Class R6 Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a) :
Net Asset Value, Beginning of Year	$8.76	$8.97	$8.91	$9.06	$9.16
Income (loss) from investment operations:
Net investment income (loss)	0.37	0.45	0.45	0.46	0.45
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.41	(0.20)	0.12	(0.10)	(0.01)
Total from investment operations	0.78	0.25	0.57	0.36	0.44
Less Dividends and Distributions:
Dividends from net investment income	(0.46)	(0.46)	(0.51)	(0.49)	(0.54)
Tax return of capital distributions	-	-	-	(0.02)	-
Total dividends and distributions	(0.46)	(0.46)	(0.51)	(0.51)	(0.54)
Net asset value, end of year	$9.08	$8.76	$8.97	$8.91	$9.06
Total Return(b) :	9.10%	2.95%	6.63%	4.15%	4.97%

Ratios/Supplemental Data:
Net assets, end of year (000)	$821,859	$488,557	$164,537	$112,437	$58,356
Average net assets (000)	$622,618	$245,125	$141,275	$86,373	$46,030
Ratios to average net assets(c)(d) :
Expenses after waivers and/or expense reimbursement	0.70%	0.70%	0.70%	0.70%	0.71%
Expenses before waivers and/or expense reimbursement	0.72%	0.73%	0.74%	0.75%	0.72%
Net investment income (loss)	4.14%	5.13%	5.08%	5.10%	4.97%
Portfolio turnover rate(e)	67%	65%	49%	67%	66%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	53

Notes to Financial Statements

1. Organization

Prudential Investment Portfolios, Inc. 15 (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company currently consists of two funds: PGIM High Yield Fund and PGIM Short Duration High Yield Income Fund. These financial statements relate only to the PGIM Short Duration High Yield Income Fund (the “Fund”). The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to provide a high level of current income.

2. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

54

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

PGIM Short Duration High Yield Income Fund	55

Notes to Financial Statements (continued)

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

56

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

PGIM Short Duration High Yield Income Fund	57

Notes to Financial Statements (continued)

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Bank Loans: The Fund invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund acquires interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty

58

(“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of

PGIM Short Duration High Yield Income Fund	59

Notes to Financial Statements (continued)

period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Master Netting Arrangements: The Company, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The Company, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by

60

the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants: The Fund held warrants acquired either through a direct purchase or pursuant to corporate actions. Warrants entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants are held as long positions by the Fund until exercised, sold or expired. Warrants are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

PGIM Short Duration High Yield Income Fund	61

Notes to Financial Statements (continued)

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

62

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.     Agreements

The Company, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income and PGIM, Inc. has entered into a sub-subadvisory agreement with PGIM Limited (each a “subadviser” and collectively the “subadvisers”). The Manager pays for the services of the subadvisers.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.70% of the Fund’s average daily net assets up to $2 billion and 0.675% of average daily net assets in excess of $2 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.69% for the year ended August 31, 2021.

The Manager has contractually agreed, through December 31, 2022, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.00% of average daily net assets for Class A shares, 1.75% of average daily net assets for Class C shares, 0.75% of average daily net assets for Class Z shares and 0.70% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

PGIM Short Duration High Yield Income Fund	63

Notes to Financial Statements (continued)

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

For the year ended August 31, 2021, PIMS received $460,385 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended August 31, 2021, PIMS received $24,014 and $17,500 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.     Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended August 31, 2021, no 17a-7 transactions were entered into by the Fund.

5.     Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended August 31, 2021, were $3,531,599,404 and $2,403,777,451, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended August 31, 2021, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund (1)(wa)
$250,616,162	$1,700,243,986	$1,643,947,642	$ —	$ —	$306,912,506	306,912,506	$270,547
PGIM Institutional Money Market Fund (1)(b)(wa)
265,573,744	648,232,464	730,054,280	(19,415)	(68,573)	183,663,940	183,774,205	180,661	(2)

$516,189,906	$2,348,476,450	$2,374,001,922	$(19,415)	$(68,573)	$490,576,446		$451,208

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.     Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

PGIM Short Duration High Yield Income Fund	65

Notes to Financial Statements (continued)

For the year ended August 31, 2021, the tax character of dividends paid by the Fund was $188,726,343 of ordinary income. For the year ended August 31, 2020, the tax character of dividends paid by the Fund was $155,591,223 of ordinary income.

As of August 31, 2021, the accumulated undistributed earnings on a tax basis were $5,022,162 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$4,709,633,063	$136,407,146	$(85,498,365)	$50,908,781

The difference between GAAP and tax basis is primarily attributable to deferred losses on wash sales, swaps, differences in the treatment of premium amortization for book and tax purposes and other book to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of August 31, 2021 of approximately $153,467,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended August 31, 2021 are subject to such review.

7.     Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 2.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to

66

January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The Company is authorized to issue 95,025,000,000 shares of capital stock, $0.01 par value per share, 8,575,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class A	800,000,000
Class C	700,000,000
Class Z	5,500,000,000
Class T	75,000,000
Class R6	1,500,000,000

The Fund currently does not have any Class T shares outstanding.

As of August 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class R6	1,824,345	2.0%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	8	75.0%

PGIM Short Duration High Yield Income Fund	67

Notes to Financial Statements (continued)

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended August 31, 2021:
Shares sold	15,511,777	$139,113,069
Shares issued in reinvestment of dividends and distributions	1,649,743	14,799,833
Shares purchased	(12,479,614)	(111,849,838)

Net increase (decrease) in shares outstanding before conversion	4,681,906	42,063,064
Shares issued upon conversion from other share class(es)	3,949,815	35,510,337
Shares purchased upon conversion into other share class(es)	(1,440,470)	(12,893,924)

Net increase (decrease) in shares outstanding	7,191,251	$64,679,477

Year ended August 31, 2020:
Shares sold	18,900,946	$164,795,617
Shares issued in reinvestment of dividends and distributions	1,457,286	12,636,531
Shares purchased	(13,820,694)	(117,224,852)

Net increase (decrease) in shares outstanding before conversion	6,537,538	60,207,296
Shares issued upon conversion from other share class(es)	2,415,860	20,997,881
Shares purchased upon conversion into other share class(es)	(2,409,994)	(21,100,369)

Net increase (decrease) in shares outstanding	6,543,404	$60,104,808

Class C
Year ended August 31, 2021:
Shares sold	4,869,145	$43,734,772
Shares issued in reinvestment of dividends and distributions	1,181,428	10,577,991
Shares purchased	(5,895,614)	(52,711,536)

Net increase (decrease) in shares outstanding before conversion	154,959	1,601,227
Shares purchased upon conversion into other share class(es)	(3,559,170)	(32,044,434)

Net increase (decrease) in shares outstanding	(3,404,211)	$(30,443,207)

Year ended August 31, 2020:
Shares sold	7,339,004	$64,401,674
Shares issued in reinvestment of dividends and distributions	1,401,310	12,146,605
Shares purchased	(9,092,710)	(77,337,845)

Net increase (decrease) in shares outstanding before conversion	(352,396)	(789,566)
Shares purchased upon conversion into other share class(es)	(2,694,286)	(23,412,299)

Net increase (decrease) in shares outstanding	(3,046,682)	$(24,201,865)

68

Class Z	Shares	Amount
Year ended August 31, 2021:
Shares sold	175,711,319	$1,582,056,016
Shares issued in reinvestment of dividends and distributions	12,577,763	112,834,348
Shares purchased	(93,607,419)	(838,584,638)

Net increase (decrease) in shares outstanding before conversion	94,681,663	856,305,726
Shares issued upon conversion from other share class(es)	2,498,025	22,364,760
Shares purchased upon conversion into other share class(es)	(6,910,906)	(62,422,627)

Net increase (decrease) in shares outstanding	90,268,782	$816,247,859

Year ended August 31, 2020:
Shares sold	155,743,015	$1,336,511,258
Shares issued in reinvestment of dividends and distributions	11,609,062	100,708,544
Shares purchased	(160,319,772)	(1,348,189,185)

Net increase (decrease) in shares outstanding before conversion	7,032,305	89,030,617
Shares issued upon conversion from other share class(es)	3,597,866	31,396,774
Shares purchased upon conversion into other share class(es)	(998,358)	(8,658,619)

Net increase (decrease) in shares outstanding	9,631,813	$111,768,772

Class R6
Year ended August 31, 2021:
Shares sold	60,102,884	$540,763,586
Shares issued in reinvestment of dividends and distributions	3,007,846	27,015,229
Shares purchased	(33,887,247)	(305,566,267)

Net increase (decrease) in shares outstanding before conversion	29,223,483	262,212,548
Shares issued upon conversion from other share class(es)	5,477,970	49,627,925
Shares purchased upon conversion into other share class(es)	(15,756)	(142,037)

Net increase (decrease) in shares outstanding	34,685,697	$311,698,436

Year ended August 31, 2020:
Shares sold	47,484,348	$404,741,020
Shares issued in reinvestment of dividends and distributions	905,556	7,826,439
Shares purchased	(11,015,284)	(92,595,548)

Net increase (decrease) in shares outstanding before conversion	37,374,620	319,971,911
Shares issued upon conversion from other share class(es)	88,586	776,632

Net increase (decrease) in shares outstanding	37,463,206	$320,748,543

8. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 –9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

PGIM Short Duration High Yield Income Fund	69

Notes to Financial Statements (continued)

	Current SCA	Prior SCA
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds Annualized Interest Rate on rate, (2) the one-month Borrowings LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Subsequent to the reporting period end, the SCA has been renewed and effective October 1, 2021 will provide a commitment of $1,200,000,000 through September 29, 2022. The commitment fee paid by the Participating Funds will continue to be .15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended August 31, 2021.

9.    Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information .

Bond Obligations Risk: As with credit risk, market risk and interest rate risk, the Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely

70

principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

PGIM Short Duration High Yield Income Fund	71

Notes to Financial Statements (continued)

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) generally involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the U.S. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system. In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines. In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-US currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risks: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The

72

non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (“IBORs”). There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by the Fund as well as loan facilities used by the Fund.

The potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (“SOFR”), are materially different from LIBOR, and changes in the applicable spread for instruments previously linked to LIBOR will need to be made in order for instruments to pay similar rates. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to reduced coupons on debt held by the Fund, higher rates required to be paid by the Fund on bank lines of credit due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely

PGIM Short Duration High Yield Income Fund	73

Notes to Financial Statements (continued)

affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies

74

(including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Risks of Investments in Bank Loans: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund’s scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws.

10. Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

PGIM Short Duration High Yield Income Fund	75

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Investment Portfolios, Inc. 15 and Shareholders of PGIM Short Duration High Yield Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Short Duration High Yield Income Fund (one of the funds constituting Prudential Investment Portfolios, Inc. 15, referred to hereafter as the “Fund”) as of August 31, 2021, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended August 31, 2020 and the financial highlights for each of the periods ended on or prior to August 31, 2020 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated October 15, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

October 19, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

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Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Company’s Board of Directors (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 2-5, 2021, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2020 through December 31, 2020 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

PGIM Short Duration High Yield Income Fund	77

Tax Information (unaudited)

For the year ended August 31, 2021, the Fund reports the maximum amount allowable but not less than 79.48% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends received by you in calendar year 2021.

78

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 98	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 98	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Short Duration High Yield Income Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

		Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 97	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 98	Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 97	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Short Duration High Yield Income Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 97	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 97	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 98	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since July 2019

PGIM Short Duration High Yield Income Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Dana E. Cordes 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since June 2021) of Prudential; formerly, Director Global Financial Crimes Unit (December 2015 to June 2021) of Prudential; formerly, Director, Operational Risk Management for Prudential Real Estate Investors (January 2010 to December 2015).	Since September 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Short Duration High Yield Income Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Short Duration High Yield Income Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”), on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”), and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIML, PGIM, and, where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

1	PGIM Short Duration High Yield Income Fund is a series of Prudential Investment Portfolios, Inc.

PGIM Short Duration High Yield Income Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator of the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant

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information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Short Duration High Yield Income Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, and PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2020.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the

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impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	1st Quartile	N/A
Actual Management Fees: 3rd Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that Fund outperformed its benchmark index over the three-year period, though it underperformed over the one- and five-year periods.

•

The Board and PGIM Investments agreed to continue the existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.00% for Class A shares, 1.75% for Class C shares, 0.70% for Class R6 shares, and 0.75% for Class Z shares through December 31, 2021.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that it, in light of the above, would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory and sub-subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Short Duration High Yield Income Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Dana E. Cordes, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Short Duration High Yield Income Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM SHORT DURATION HIGH YIELD INCOME FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	HYSAX	HYSCX	HYSZX	HYSQX
CUSIP	74442J109	74442J208	74442J307	74442J406

MF216E

PGIM HIGH YIELD FUND

ANNUAL REPORT

AUGUST 31, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM High Yield Fund informative and useful. The report covers performance for the 12-month period that ended August 31, 2021.

The COVID-19 pandemic had a significant impact on the global economy and markets early in 2020, but a dramatic recovery was underway as the summer began. The Federal Reserve slashed interest rates to encourage borrowing. Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval later in the year.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile in the fall as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Much of the bond market performed well during the period as investors sought safety in fixed income. Investment-grade bonds in the US declined slightly as the economy recovered, but global bonds and emerging market debt rose. While the 10-year US Treasury yield hovered near record lows early in the period after a significant rally in interest rates, rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM High Yield Fund

October 15, 2021

PGIM High Yield Fund      3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/21
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	7.23	6.05	6.58	—

(without sales charges)	10.83	6.76	6.93	—

Class C

(with sales charges)	9.05	6.00	6.16	—

(without sales charges)	10.05	6.00	6.16	—

Class R

(without sales charges)	10.31	6.42	6.63	—

Class Z

(without sales charges)	11.09	7.03	7.21	—

Class R2

(without sales charges)	10.45	N/A	N/A	6.46 (12/27/2017)

Class R4

(without sales charges)	10.93	N/A	N/A	6.73 (12/27/2017)

Class R6

(without sales charges)	11.24	7.13	N/A	7.17 (10/31/2011)
Bloomberg US Corporate High Yield 1% Issuer Capped Index
	10.11	6.50	6.97	—

Average Annual Total Returns as of 8/31/21 Since Inception (%)

	Class R2, Class R4 (12/27/2017)	Class R6 (10/31/2011)

Bloomberg US Corporate High Yield 1% Issuer Capped Index	6.14	6.82

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg US Corporate High Yield 1% Issuer Capped Index by portraying the initial account values at the beginning of the 10-year period (August 31, 2011) and the account values at the end of the current fiscal year (August 31, 2021), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM High Yield Fund      5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6

Maximum initial sales charge	3.25% of the public offering price	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	0.75% (0.50% currently)	None	0.25%	None	None

Shareholder service fee	None	None	None	None	0.10%*	0.10%*	None

* Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Bloomberg US Corporate High Yield 1% Issuer Capped Index—The Bloomberg US Corporate High Yield 1% Issuer Capped Index (the Index) is an unmanaged index which covers the universe of US dollar denominated, non-convertible, fixed rate, non-investment-grade debt. Issuers are capped at 1% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Credit Quality expressed as a percentage of total investments as of 8/31/21 (%)

BBB	4.7

BB	42.8

B	30.4

CCC	10.0

CC	0.5

Not Rated	3.6

Cash/Cash Equivalents	8.0

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 8/31/21

	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

Class A	0.33	3.32	3.32

Class C	0.29	2.70	2.70

Class R	0.31	3.16	2.91

Class Z	0.34	3.61	3.61

Class R2	0.32	3.24	3.25

Class R4	0.33	3.49	3.60

Class R6	0.35	3.79	3.79

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM High Yield Fund      7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM High Yield Fund’s Class Z shares returned 11.09% in the 12-month reporting period that ended August 31, 2021, outperforming the 10.11% return of the Bloomberg US Corporate High Yield 1% Issuer Capped Index (the Index).

What were the market conditions?

●

US high yield bonds posted strong gains during the reporting period, driven by positive COVID-19 vaccine news, an accelerated economic recovery, higher-than-expected corporate earnings, ongoing monetary and fiscal stimulus programs, and declining default rates. Low and range-bound nominal interest rates continued to support risk sentiment and an ongoing search for yield.

●

While flows into high yield bond mutual funds turned negative during the last eight months of the period, strong demand from institutional accounts and a new-issue calendar consisting mostly of refinancing activity provided a strong technical backdrop for the asset class. Meanwhile, fundamentals improved markedly from their pandemic lows as default rates declined, credit quality improved, and earnings continued to surprise to the upside.

●

After posting inflows of $45 billion during 2020, high yield bond mutual funds saw $14 billion of outflows during the first eight months of 2021. For the period, spreads on the Bloomberg US High Yield 1% Issuer Constrained Bond Index tightened 194 basis points (bps) to 293 bps as of August 31, 2021. (One basis point equals 0.01%.) For perspective, spreads ended the period 48 bps tighter than at the start of 2020 after widening to a pandemic high of 1,100 bps in March 2020.

●

By quality, lower-quality (CCC-rated) credits significantly outperformed their higher-quality (BB-rated and B-rated) peers during the period, as many of the higher-beta and COVID-19-impacted sectors that should benefit from strong growth and a further reopening of the economy outperformed. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.) Airlines, energy, retail, aerospace, and metals & mining saw strong performance, while more defensive sectors lagged.

●

The high yield primary market remained active, as issuers continued to take advantage of the low yield environment to push out maturities and lower their cost of capital. After issuing a record $450 billion in high yield bonds during 2020, US companies issued another $364 billion through the first eight months of 2021.

●	The par-weighted US high yield default rate, including distressed exchanges, ended August 2021 at a 29-month low of 1.06%, down 470 bps year over year, according to JP Morgan.

What worked?

●

Overall security selection was the largest contributor to the Fund’s returns during the reporting period, with selection in the upstream and midstream energy, telecom, and gaming/lodging/leisure industries the largest contributors.

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●

While overall industry selection detracted from performance, an overweight relative to the Index to aerospace & defense—along with underweights to the consumer non-cyclical, paper & packaging, and downstream energy industries—contributed.

●

In individual security selection, overweights relative to the Index to Chesapeake Energy Corp. (upstream energy), Digicel International (telecom), and Nabors Industries (upstream energy) were the largest contributors to performance.

●	Having slightly less beta on average in the Fund relative to the Index over the period contributed to returns.

What didn’t work?

●

Overall industry selection detracted from performance, with an underweight relative to the Index to transportation & environmental services—along with overweights to electric utilities and building & home construction—the largest detractors.

●	While overall security selection was positive, selection within the healthcare & pharmaceuticals, media & entertainment, metals & mining, and cable & satellite industries detracted.

●

In individual security selection, overweights relative to the Index to Bausch Health Americas (healthcare & pharmaceuticals), Diamond Sports Group (media & entertainment), and Calpine Corp. (electric utilities) detracted from results.

Did the Fund use derivatives?

The Fund used credit index derivatives, interest rate futures, and swaps to manage its overall risk profile during the reporting period, which had a negative aggregate impact.

Current outlook

●

PGIM Fixed Income remains constructive on high yield bonds, given the enormous monetary and fiscal responses seen to date, and continues to expect spreads to tighten over the medium term. Optimism around the COVID-19 vaccines, an ongoing search for yield, a decline in defaults, and a market that is of higher quality than before the pandemic are among the factors that PGIM Fixed Income expects to drive spread compression going forward.

●

PGIM Fixed Income has reduced its base-case default expectations to 0.9% over the next 12 months and to 1.0% for the following 12 months. This optimism is tempered modestly by COVID-19 mutations and the rapidly expanding Delta variant, which are likely to cause growth to slow in regions around the globe that are not well vaccinated, as well as higher-than-expected inflation leading to an increasingly hawkish Federal Reserve, slowing growth in China and/or a materially higher US tax regime on corporations and higher-income individuals.

●

In terms of positioning, PGIM Fixed Income believes BB-rated bonds relative to the Index are attractive on a relative-value basis. The Fund is currently underweight BB-rated bonds, but PGIM Fixed Income is selectively adding exposure. Overweights include independent power producers, housing, gaming, chemicals, and autos.

PGIM High Yield Fund      9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended August 31, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM High Yield Fund		Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,041.70	0.74%	$3.81
	Hypothetical	$1,000.00	$1,021.48	0.74%	$3.77

Class C	Actual	$1,000.00	$1,036.00	1.47%	$7.54
	Hypothetical	$1,000.00	$1,017.80	1.47%	$7.48

Class R	Actual	$1,000.00	$1,038.30	1.03%	$5.29
	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24

Class Z	Actual	$1,000.00	$1,040.90	0.51%	$2.62
	Hypothetical	$1,000.00	$1,022.63	0.51%	$2.60

Class R2	Actual	$1,000.00	$1,038.70	0.94%	$4.83
	Hypothetical	$1,000.00	$1,020.47	0.94%	$4.79

Class R4	Actual	$1,000.00	$1,040.20	0.66%	$3.39
	Hypothetical	$1,000.00	$1,021.88	0.66%	$3.36

Class R6	Actual	$1,000.00	$1,041.70	0.38%	$1.96
	Hypothetical	$1,000.00	$1,023.29	0.38%	$1.94

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM High Yield Fund      11

Schedule of Investments

as of August 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 90.5%

BANK LOANS 5.6%

Airlines 0.5%
American Airlines, Inc.,
Initial Term Loan, 3 Month LIBOR + 4.750%	5.500	%(c)	04/20/28	43,833	$45,127,278
United Airlines, Inc.,
Class B Term Loan, 1 Month LIBOR + 3.750%	4.500	(c)	04/21/28	69,972	70,066,094

					115,193,372

Chemicals 0.4%
Hexion, Inc.,
Senior Secured Term B Loan, 3 Month LIBOR + 3.500%	3.650	(c)	07/01/26	9,521	9,505,123
Solenis International LP,
First Lien Initial Dollar Term Loan, 1 - 3 Month LIBOR + 4.000%	4.153	(c)	06/26/25	26,655	26,617,355
Second Lien Initial Term Loan, 1 Month LIBOR + 8.500%	8.585	(c)	06/26/26	54,684	54,593,224

					90,715,702

Commercial Services 0.1%
Verscend Holding Corp.,
New Term Loan B, 1 Month LIBOR + 4.000%	4.085	(c)	08/27/25	24,187	24,132,814

Computers 0.7%
McAfee LLC,
Term B USD Loan, 1 Month LIBOR + 3.750%	3.835	(c)	09/30/24	71,502	71,467,233
Peraton Corp.,
First Lien Term B Loan, 3 Month LIBOR + 3.750%	4.500	(c)	02/01/28	83,996	83,978,479

					155,445,712

Electric 0.2%
Heritage Power LLC,
Term Loan B, 1 - 6 Month LIBOR + 6.000%^	7.000	(c)	07/30/26	36,693	32,840,079
PG&E Corp.,
Term Loan B, 3 Month LIBOR + 3.000%	3.500	(c)	06/23/25	3,331	3,189,752

					36,029,831

See Notes to Financial Statements.

PGIM High Yield Fund	13

Schedule of Investments  (continued)

as of August 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Electronics 0.1%
Tech Data Corp.,
Non-FILO Term Loan, 1 Month LIBOR + 3.500%	3.584	%(c)	06/30/25	21,909	$21,898,045

Engineering & Construction 0.1%
Landry’s Finance Acquisition Co., 2020 Initial Term Loan, 3 Month LIBOR + 12.000%	13.000	(c)	10/04/23	21,265	22,966,265

Entertainment 0.2%
Bally’s Corp.,
Term B-1 Facility Loan, 3 Month LIBOR + 8.000%	9.000	(c)	05/11/26	14,405	15,178,742
Golden Entertainment, Inc.,
Term B Facility Loan (First Lien), 1 Month LIBOR + 3.000%	3.750	(c)	10/21/24	11,047	10,950,462
Scientific Games International, Inc.,
Initial Term B-5 Loan, 1 Month LIBOR + 2.750%	2.835	(c)	08/14/24	30,578	30,293,200

					56,422,404

Insurance 0.3%
Asurion LLC,
New B-4 Term Loan, 1 Month LIBOR + 5.250%	5.335	(c)	01/22/29	63,435	63,051,726
New B-8 Term Loan, 1 Month LIBOR + 3.250%	3.335	(c)	12/23/26	3,784	3,708,983
New B-9 Term Loan, 1 Month LIBOR + 3.250%	3.335	(c)	07/31/27	7,357	7,207,901
Replacement B-6 Term Loan, 1 Month LIBOR + 3.125%	3.210	(c)	11/03/23	4,154	4,106,096

					78,074,706

Media 0.1%
Diamond Sports Group LLC,
Term Loan, 1 Month LIBOR + 3.250%	3.340	(c)	08/24/26	7,262	4,502,144
iHeartCommunications, Inc.,
New Term Loan, 1 Month LIBOR + 3.000%	3.085	(c)	05/01/26	15,555	15,410,767
Radiate Holdco LLC,
Term B Loan, 1 Month LIBOR + 3.500%	4.250	(c)	09/25/26	1,115	1,112,275

					21,025,186

Oil & Gas 0.4%
Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%	10.000	(c)	11/01/25	58,174	63,118,790

See Notes to Financial Statements.

14

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Oil & Gas (cont’d.)
Citgo Holding, Inc.,
Term Loan, 3 Month LIBOR + 7.000%	8.000	%(c)	08/01/23	18,243	$18,015,112
Citgo Petroleum Corp., 2019 Incremental Term B Loan, 3 Month LIBOR + 6.250%^	7.250	(c)	03/28/24	15,933	15,852,940

					96,986,842

Pharmaceuticals 0.1%
Gainwell Acquisition Corp.,
Term B Loan, 3 Month LIBOR + 4.000%	4.750	(c)	10/01/27	25,329	25,307,823

Retail 0.3%
EG America LLC,
Project Becker Additional Facility, 3 Month LIBOR + 4.250%	4.750	(c)	03/31/26	14,236	14,191,915
Great Outdoors Group LLC,
Term B-1 Loan, 1 - 3 Month LIBOR + 4.250%	5.000	(c)	03/06/28	51,442	51,542,531
Serta Simmons Bedding LLC,
New Money Facility 2016, 1 Month LIBOR + 7.500%	8.500	(c)	08/10/23	5,126	5,167,243

					70,901,689

Software 1.3%
Boxer Parent Co., Inc., 2021 Replacement Dollar Term Loan, 1 Month LIBOR + 3.750%	3.835	(c)	10/02/25	16,948	16,824,325
Camelot Co. (Luxembourg),
Amendment No. 2 Incremental Term Loans, 1 Month LIBOR + 3.000%	4.000	(c)	10/30/26	21,393	21,312,278
Dun & Bradstreet Corp.,
Term Loan B, 1 Month LIBOR + 3.250%	3.338	(c)	02/06/26	40,912	40,590,313
Finastra USA, Inc.,
Dollar Term Loan (Second Lien), 3 Month LIBOR + 7.250%	8.250	(c)	06/13/25	30,459	30,620,830
First Lien Dollar Term Loan, 3 Month LIBOR + 3.500%	4.500	(c)	06/13/24	24,760	24,446,963
Greeneden U.S. Holdings II LLC,
B-4 Dollar Term Loan, 1 Month LIBOR + 4.000%	4.750	(c)	12/01/27	18,985	19,016,247
Informatica LLC,
Second Lien Initial Loan	7.125		02/25/25	13,375	13,642,500
Rackspace Technology Global, Inc.,
Term B Loan, 3 Month LIBOR + 2.750%	3.500	(c)	02/15/28	21,746	21,506,300

See Notes to Financial Statements.

PGIM High Yield Fund	15

Schedule of Investments  (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

BANK LOANS (Continued)

Software (cont’d.)
RP Crown Parent LLC,
Additional B-1 Term Loan, 1 Month LIBOR + 3.000%	4.000%(c)	02/02/26		2,982	$2,970,351
Skillsoft Finance II, Inc.,
Initial Term Loan, 3 Month LIBOR + 4.750%	5.500(c)	07/14/28		38,050	38,113,429
TIBCO Software, Inc.,
Second Lien Term Loan, 1 Month LIBOR + 7.250% (Cap N/A, Floor 0.000%)	7.250(c)	03/03/28		31,797	31,995,763
Term Loan B-3, 1 Month LIBOR + 3.750%	3.840(c)	06/30/26		50,257	49,774,932

					310,814,231

Telecommunications 0.8%
Crown Subsea Communications Holding, Inc.,
Initial Term Loan, 1 Month LIBOR + 5.000%	5.750(c)	04/27/27		9,332	9,384,899
Digicel International Finance Ltd. (Saint Lucia),
First Lien Initial Term B Loan, 1 - 3 Month LIBOR + 3.250%	3.430(c)	05/27/24		10,420	10,012,144
Intelsat Jackson Holdings SA (Luxembourg),
SuperPriority Secured DIP Term Loan, 3 Month LIBOR + 5.500%	6.500(c)	07/13/22		22,909	23,030,644
Tranche B-3 Term Loan, PRIME + 4.750%	8.000(c)	11/27/23		14,105	14,283,805
Tranche B-5 Term Loan	8.625	01/02/24		14,070	14,295,120
West Corp.,
Initial Term B Loan, 3 Month LIBOR + 4.000%	5.000(c)	10/10/24		63,452	61,253,875
Xplornet Communications, Inc. (Canada),
Initial Term Loan, 1 Month LIBOR + 4.750%	4.835(c)	06/10/27		68,881	68,740,862

					201,001,349

TOTAL BANK LOANS
(cost $1,308,612,985)					1,326,915,971

CONVERTIBLE BOND 0.0%

Telecommunications
Digicel Group Holdings Ltd. (Jamaica),
Sub. Notes, 144A, Cash coupon 7.000% or PIK N/A (cost $793,687)	7.000	09/16/21	(oo)	11,198	8,803,293

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS 82.9%

Advertising 0.6%
National CineMedia LLC,
Sr. Sec’d. Notes, 144A(a)	5.875%	04/15/28	14,828	$13,049,583
Sr. Unsec’d. Notes(a)	5.750	08/15/26	20,190	15,154,333
Terrier Media Buyer, Inc.,
Gtd. Notes, 144A(a)	8.875	12/15/27	95,300	101,618,849

				129,822,765

Aerospace & Defense 3.2%
Boeing Co. (The),
Sr. Unsec’d. Notes	5.150	05/01/30	59,726	70,827,918
Sr. Unsec’d. Notes	5.805	05/01/50	89,355	121,604,780
Sr. Unsec’d. Notes	5.930	05/01/60	46,770	64,961,057
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A(a)	6.000	02/15/28	43,550	43,947,462
Sr. Unsec’d. Notes, 144A	7.125	06/15/26	27,795	29,350,188
Sr. Unsec’d. Notes, 144A	7.450	05/01/34	3,925	4,512,656
Sr. Unsec’d. Notes, 144A	7.500	12/01/24	70,996	74,048,042
Sr. Unsec’d. Notes, 144A(a)	7.500	03/15/25	56,819	58,398,539
Sr. Unsec’d. Notes, 144A	7.875	04/15/27	157,264	164,904,549
Spirit AeroSystems, Inc.,
Sec’d. Notes, 144A	7.500	04/15/25	27,900	29,547,221
SSL Robotics LLC,
Sr. Sec’d. Notes, 144A	9.750	12/31/23	27,000	29,422,486
TransDigm UK Holdings PLC,
Gtd. Notes	6.875	05/15/26	4,875	5,146,759
TransDigm, Inc.,
Gtd. Notes(a)	5.500	11/15/27	26,793	27,402,671
Gtd. Notes	6.375	06/15/26	9,977	10,334,358
Gtd. Notes, 144A(a)	4.625	01/15/29	25,375	25,057,812

				759,466,498

Agriculture 0.3%
Vector Group Ltd.,
Gtd. Notes, 144A	10.500	11/01/26	6,468	6,837,455
Sr. Sec’d. Notes, 144A	5.750	02/01/29	56,775	57,771,654

				64,609,109

Airlines 0.7%
American Airlines, Inc.,
Sr. Sec’d. Notes, 144A	11.750	07/15/25	10,853	13,481,932

See Notes to Financial Statements.

PGIM High Yield Fund	17

Schedule of Investments  (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Airlines (cont’d.)
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A	5.500%	04/20/26	3,600	$3,786,888
Sr. Sec’d. Notes, 144A	5.750	04/20/29	51,800	55,728,862
Hawaiian Brand Intellectual Property
Ltd./HawaiianMiles Loyalty Ltd.,
Sr. Sec’d. Notes, 144A(a)	5.750	01/20/26	18,462	19,440,194
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	50,397	52,284,369
Sr. Sec’d. Notes, 144A	4.625	04/15/29	18,910	19,620,983

				164,343,228

Apparel 0.2%
Hanesbrands, Inc.,
Gtd. Notes, 144A(a)	5.375	05/15/25	4,277	4,490,739
Levi Strauss & Co.,
Sr. Unsec’d. Notes(a)	5.000	05/01/25	910	930,723
William Carter Co. (The),
Gtd. Notes, 144A	5.500	05/15/25	23,166	24,332,632
Gtd. Notes, 144A	5.625	03/15/27	6,352	6,639,159
Wolverine World Wide, Inc.,
Gtd. Notes, 144A	4.000	08/15/29	10,875	11,040,834

				47,434,087

Auto Manufacturers 2.1%
Allison Transmission, Inc.,
Gtd. Notes, 144A(a)	3.750	01/30/31	5,150	5,162,712
Sr. Unsec’d. Notes, 144A	4.750	10/01/27	2,263	2,372,037
Sr. Unsec’d. Notes, 144A(a)	5.875	06/01/29	10,500	11,563,140
Ford Holdings LLC,
Gtd. Notes	9.300	03/01/30	1,900	2,598,217
Ford Motor Co.,
Sr. Unsec’d. Notes(a)	4.750	01/15/43	138,490	149,373,817
Sr. Unsec’d. Notes(a)	5.291	12/08/46	95,963	108,695,772
Sr. Unsec’d. Notes	7.400	11/01/46	7,450	10,135,392
Sr. Unsec’d. Notes	7.500	08/01/26	400	476,397
Sr. Unsec’d. Notes	8.500	04/21/23	2,173	2,404,378
Sr. Unsec’d. Notes	8.900	01/15/32	2,700	3,686,981
Sr. Unsec’d. Notes	9.000	04/22/25	61,200	74,574,726
Sr. Unsec’d. Notes(a)	9.625	04/22/30	12,972	18,490,887

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	3.350%	11/01/22	3,860	$3,942,149
Sr. Unsec’d. Notes	4.000	11/13/30	17,950	18,938,509
Sr. Unsec’d. Notes(a)	5.584	03/18/24	10,375	11,243,161
Jaguar Land Rover Automotive PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A	7.750	10/15/25	29,200	31,981,073
PM General Purchaser LLC,
Sr. Sec’d. Notes, 144A	9.500	10/01/28	44,426	48,293,294

				503,932,642

Auto Parts & Equipment 1.7%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A	4.875	08/15/26	74,274	76,326,220
Adient US LLC,
Sr. Sec’d. Notes, 144A	9.000	04/15/25	10,859	11,831,326
American Axle & Manufacturing, Inc.,
Gtd. Notes(a)	5.000	10/01/29	54,900	54,952,331
Gtd. Notes	6.250	04/01/25	7,982	8,247,310
Gtd. Notes(a)	6.250	03/15/26	39,009	40,206,870
Gtd. Notes(a)	6.500	04/01/27	38,943	40,924,837
Gtd. Notes(a)	6.875	07/01/28	12,238	13,216,976
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A	5.625	11/15/26	26,081	21,965,189
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A	5.750	04/15/25	8,739	9,013,603
Dana, Inc.,
Sr. Unsec’d. Notes(a)	4.250	09/01/30	7,975	8,287,853
Sr. Unsec’d. Notes(a)	5.375	11/15/27	14,475	15,292,619
Sr. Unsec’d. Notes(a)	5.625	06/15/28	9,229	9,925,534
Tenneco, Inc.,
Sr. Sec’d. Notes, 144A(a)	5.125	04/15/29	54,000	56,003,105
Sr. Sec’d. Notes, 144A(a)	7.875	01/15/29	5,950	6,714,775
Titan International, Inc.,
Sr. Sec’d. Notes, 144A(a)	7.000	04/30/28	22,845	23,882,332

				396,790,880

See Notes to Financial Statements.

PGIM High Yield Fund	19

Schedule of Investments  (continued)

as of August 31, 2021

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks 0.2%
Citigroup, Inc.,
Jr. Sub. Notes	3.875	%(ff)	02/18/26	(oo)	26,150	$26,901,813
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A	7.625		05/01/26		26,490	26,540,069

						53,441,882

Biotechnology 0.0%
HCRX Investments Holdco LP,
Sr. Unsec’d. Notes, 144A	4.500		08/01/29		4,800	4,866,200

Building Materials 1.9%
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A	5.450		11/19/29		31,375	34,469,298
Sr. Sec’d. Notes, 144A	7.375		06/05/27		2,680	3,015,038
Cornerstone Building Brands, Inc.,
Gtd. Notes, 144A(a)	6.125		01/15/29		32,885	35,179,404
Griffon Corp.,
Gtd. Notes(a)	5.750		03/01/28		52,612	55,922,674
JELD-WEN, Inc.,
Gtd. Notes, 144A(a)	4.625		12/15/25		15,940	16,201,894
Gtd. Notes, 144A(a)	4.875		12/15/27		10,914	11,442,648
Masonite International Corp.,
Gtd. Notes, 144A	3.500		02/15/30		11,950	11,980,723
Gtd. Notes, 144A	5.375		02/01/28		1,906	2,024,042
Patrick Industries, Inc.,
Gtd. Notes, 144A	7.500		10/15/27		12,225	13,264,556
Sr. Unsec’d. Notes, 144A	4.750		05/01/29		19,275	19,685,872
SRM Escrow Issuer LLC,
Sr. Sec’d. Notes, 144A	6.000		11/01/28		58,958	62,508,427
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	3.375		01/15/31		28,100	27,048,091
Sr. Unsec’d. Notes, 144A(a)	4.375		07/15/30		45,172	46,538,324
Sr. Unsec’d. Notes, 144A(a)	4.750		01/15/28		21,395	22,262,219
Sr. Unsec’d. Notes, 144A	5.000		02/15/27		23,535	24,357,701
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A	5.125		06/01/25		7,235	7,333,189
Gtd. Notes, 144A	5.250		01/15/29		23,585	24,951,313
Gtd. Notes, 144A	6.500		03/15/27		4,845	5,099,373

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Building Materials (cont’d.)
U.S. Concrete, Inc.,
Gtd. Notes, 144A	5.125%	03/01/29	29,400	$32,149,949

				455,434,735

Chemicals 2.7%
Ashland LLC,
Gtd. Notes	6.875	05/15/43	36,370	46,722,359
Axalta Coating Systems LLC,
Gtd. Notes, 144A(a)	3.375	02/15/29	19,610	19,225,662
Chemours Co. (The),
Gtd. Notes(a)	5.375	05/15/27	24,840	26,980,376
Gtd. Notes, 144A(a)	4.625	11/15/29	14,675	14,576,949
Gtd. Notes, 144A(a)	5.750	11/15/28	37,300	39,520,411
Cornerstone Chemical Co.,
Sr. Sec’d. Notes, 144A(a)	6.750	08/15/24	41,923	37,594,760
Hexion, Inc.,
Gtd. Notes, 144A(a)	7.875	07/15/27	45,016	47,890,831
Ingevity Corp.,
Gtd. Notes, 144A	3.875	11/01/28	12,000	12,036,154
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A(a)	4.875	06/01/24	3,395	3,589,601
Sr. Unsec’d. Notes, 144A(a)	5.000	05/01/25	7,100	7,569,842
Sr. Unsec’d. Notes, 144A(a)	5.250	06/01/27	28,963	30,939,438
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A	7.250	04/01/25	36,521	37,755,438
SCIH Salt Holdings, Inc.,
Sr. Unsec’d. Notes, 144A(a)	6.625	05/01/29	3,850	3,784,454
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A	10.500	08/01/24	71,803	66,403,642
Sr. Sec’d. Notes, 144A	10.875	08/01/24	17,269	18,431,602
Tronox, Inc.,
Gtd. Notes, 144A(a)	4.625	03/15/29	39,825	40,437,095
Sr. Sec’d. Notes, 144A	6.500	05/01/25	26,992	28,517,393
Valvoline, Inc.,
Gtd. Notes, 144A(a)	4.250	02/15/30	17,055	17,702,336
Sr. Unsec’d. Notes, 144A	3.625	06/15/31	19,525	19,427,484
Venator Finance Sarl/Venator Materials LLC,
Gtd. Notes, 144A(a)	5.750	07/15/25	60,060	56,823,704
Sr. Sec’d. Notes, 144A	9.500	07/01/25	20,930	23,277,764

See Notes to Financial Statements.

PGIM High Yield Fund	21

Schedule of Investments  (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)
W.R. Grace & Co.-Conn.,
Gtd. Notes, 144A(a)	4.875%	06/15/27	17,304	$17,953,316
WR Grace Holdings LLC,
Sr. Unsec’d. Notes, 144A	5.625	08/15/29	20,925	21,783,157

				638,943,768

Coal 0.1%
Coronado Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A	10.750	05/15/26	16,025	17,606,353

Commercial Services 4.2%
Adtalem Global Education, Inc.,
Sr. Sec’d. Notes, 144A	5.500	03/01/28	24,462	25,040,674
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	07/15/26	40,095	42,841,373
Sr. Unsec’d. Notes, 144A(a)	6.000	06/01/29	62,094	62,090,369
Sr. Unsec’d. Notes, 144A(a)	9.750	07/15/27	50,732	55,503,645
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A	4.625	06/01/28	30,083	30,273,098
Sr. Sec’d. Notes, 144A	4.625	06/01/28	26,971	27,043,361
Alta Equipment Group, Inc.,
Sec’d. Notes, 144A	5.625	04/15/26	16,763	17,265,924
AMN Healthcare, Inc.,
Gtd. Notes, 144A	4.000	04/15/29	16,897	17,433,682
Gtd. Notes, 144A	4.625	10/01/27	24,500	25,553,973
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A(a)	4.750	04/01/28	28,475	29,358,990
Gtd. Notes, 144A	5.750	07/15/27	370	386,022
Avis Budget Finance PLC,
Gtd. Notes	4.750	01/30/26	EUR 11,000	13,265,615
Brink’s Co. (The),
Gtd. Notes, 144A(a)	4.625	10/15/27	2,223	2,334,381
Gtd. Notes, 144A	5.500	07/15/25	10,210	10,738,040
Carriage Services, Inc.,
Gtd. Notes, 144A	4.250	05/15/29	13,725	13,742,584
CoreLogic, Inc.,
Sr. Sec’d. Notes, 144A	4.500	05/01/28	19,775	19,740,647
Gartner, Inc.,
Gtd. Notes, 144A	3.625	06/15/29	13,275	13,674,192

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)
Gartner, Inc., (cont’d.)
Gtd. Notes, 144A(a)	3.750%	10/01/30	8,975	$9,388,480
Gtd. Notes, 144A(a)	4.500	07/01/28	1,355	1,437,394
Metis Merger Sub LLC,
Sr. Unsec’d. Notes, 144A	6.500	05/15/29	56,130	56,132,848
MPH Acquisition Holdings LLC,
Sr. Sec’d. Notes, 144A(a)	5.500	09/01/28	17,900	18,187,279
NESCO Holdings II, Inc.,
Sec’d. Notes, 144A	5.500	04/15/29	23,810	24,713,141
Nielsen Co. Luxembourg Sarl (The),
Gtd. Notes, 144A(a)	5.000	02/01/25	8,024	8,223,076
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A	4.500	07/15/29	12,950	12,859,799
Gtd. Notes, 144A	5.625	10/01/28	17,155	18,060,703
Gtd. Notes, 144A	5.875	10/01/30	12,980	13,871,848
Sr. Unsec’d. Notes, 144A	4.750	07/15/31	10,425	10,304,752
Service Corp. International,
Sr. Unsec’d. Notes	3.375	08/15/30	14,439	14,513,231
Sr. Unsec’d. Notes	4.000	05/15/31	26,950	27,917,493
United Rentals North America, Inc.,
Gtd. Notes(a)	3.750	01/15/32	22,668	23,158,837
Gtd. Notes(a)	3.875	02/15/31	15,427	15,975,047
Gtd. Notes(a)	4.000	07/15/30	19,925	20,832,300
Gtd. Notes(a)	4.875	01/15/28	72,360	76,674,079
Gtd. Notes(a)	5.250	01/15/30	48,715	53,507,396
Gtd. Notes	5.500	05/15/27	8,830	9,302,224
Gtd. Notes	5.875	09/15/26	37,504	38,658,941
Verscend Escrow Corp.,
Sr. Unsec’d. Notes, 144A	9.750	08/15/26	123,756	130,883,740

				990,889,178

Computers 0.9%
Banff Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A	9.750	09/01/26	117,683	123,252,047
Dell International LLC/EMC Corp.,
Gtd. Notes, 144A(a)	7.125	06/15/24	2,750	2,811,875
NCR Corp.,
Gtd. Notes, 144A(a)	5.000	10/01/28	18,075	18,715,355
Gtd. Notes, 144A	5.125	04/15/29	27,300	28,324,776
Gtd. Notes, 144A	5.250	10/01/30	12,000	12,591,217
Gtd. Notes, 144A	5.750	09/01/27	11,642	12,347,242

See Notes to Financial Statements.

PGIM High Yield Fund	23

Schedule of Investments  (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Computers (cont’d.)
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Sec’d. Notes, 144A	5.750%	06/01/25	25,215	$26,614,646

				224,657,158

Distribution/Wholesale 0.3%
Avient Corp.,
Sr. Unsec’d. Notes, 144A(a)	5.750	05/15/25	8,225	8,678,462
H&E Equipment Services, Inc.,
Gtd. Notes, 144A	3.875	12/15/28	71,505	71,743,352

				80,421,814

Diversified Financial Services 2.4%
Alliance Data Systems Corp.,
Gtd. Notes, 144A	4.750	12/15/24	27,673	28,360,160
goeasy Ltd. (Canada),
Gtd. Notes, 144A(a)	4.375	05/01/26	16,875	17,406,899
Gtd. Notes, 144A	5.375	12/01/24	4,723	4,873,877
Home Point Capital, Inc.,
Gtd. Notes, 144A	5.000	02/01/26	31,225	27,096,583
Jefferies Finance LLC/JFIN Co-Issuer Corp.,
Sr. Unsec’d. Notes, 144A	5.000	08/15/28	34,000	34,845,176
LD Holdings Group LLC,
Gtd. Notes, 144A(a)	6.125	04/01/28	37,374	36,767,851
LPL Holdings, Inc.,
Gtd. Notes, 144A(a)	4.000	03/15/29	45,600	46,521,482
Gtd. Notes, 144A(a)	4.375	05/15/31	2,000	2,077,747
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.125	12/15/30	47,825	49,023,461
Gtd. Notes, 144A	5.500	08/15/28	4,135	4,294,458
Gtd. Notes, 144A	6.000	01/15/27	43,670	46,047,241
OneMain Finance Corp.,
Gtd. Notes	3.875	09/15/28	13,100	13,152,509
Gtd. Notes(a)	4.000	09/15/30	25,350	25,389,068
Gtd. Notes(a)	5.375	11/15/29	11,468	12,521,773
Gtd. Notes	6.625	01/15/28	52,184	60,338,037
Gtd. Notes	6.875	03/15/25	42,225	47,867,256
Gtd. Notes	7.125	03/15/26	66,510	77,692,041
Gtd. Notes	8.250	10/01/23	1,568	1,766,353

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A(a)	4.250%		02/15/29	21,950	$21,264,909
Gtd. Notes, 144A	5.375		10/15/25	24,700	25,538,545

					582,845,426

Electric 3.8%
Calpine Corp.,
Sr. Sec’d. Notes, 144A	3.750		03/01/31	8,910	8,737,968
Sr. Sec’d. Notes, 144A	4.500		02/15/28	17,483	18,013,216
Sr. Sec’d. Notes, 144A	5.250		06/01/26	5,690	5,857,902
Sr. Unsec’d. Notes, 144A	4.625		02/01/29	56,635	56,855,978
Sr. Unsec’d. Notes, 144A(a)	5.000		02/01/31	84,391	86,150,113
Sr. Unsec’d. Notes, 144A(a)	5.125		03/15/28	171,574	174,991,002
Keystone Power Pass-Through Holders LLC/Co.nemaugh
Power Pass-Through Holders,
Sub. Notes, 144A, Cash coupon 13.000% or PIK 13.000%	13.000		06/01/24	23,851	18,063,709
Keystone Power Pass-Through Holders LLC/Conemaugh
Power Pass-Through Holders,
Gtd. Notes, 144A	9.000		12/01/23	1,243	1,242,748
Mirant Corp.,
Sr. Unsec’d. Notes, 144A^	0.000	(cc)	07/15/49	2,675	2,675
NRG Energy, Inc.,
Gtd. Notes	5.750		01/15/28	33,283	35,602,361
Gtd. Notes	6.625		01/15/27	43,439	45,041,286
Gtd. Notes, 144A(a)	3.375		02/15/29	18,401	18,482,163
Gtd. Notes, 144A(a)	3.625		02/15/31	27,966	28,450,527
Gtd. Notes, 144A	3.875		02/15/32	18,475	18,733,861
Gtd. Notes, 144A	5.250		06/15/29	10,855	11,768,663
PG&E Corp.,
Sr. Sec’d. Notes(a)	5.000		07/01/28	31,210	30,979,578
Sr. Sec’d. Notes(a)	5.250		07/01/30	96,565	95,324,399
Vistra Operations Co. LLC,
Gtd. Notes, 144A	5.000		07/31/27	77,897	81,013,938
Gtd. Notes, 144A	5.500		09/01/26	35,237	36,258,756
Gtd. Notes, 144A(a)	5.625		02/15/27	89,167	92,838,909
Sr. Unsec’d. Notes, 144A	4.375		05/01/29	29,125	29,564,279

					893,974,031

See Notes to Financial Statements.

PGIM High Yield Fund	25

Schedule of Investments  (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electrical Components & Equipment 0.3%
Energizer Holdings, Inc.,
Gtd. Notes, 144A	4.375%	03/31/29	11,572	$11,602,534
WESCO Distribution, Inc.,
Gtd. Notes, 144A(a)	7.125	06/15/25	26,080	28,048,254
Gtd. Notes, 144A	7.250	06/15/28	26,517	29,520,554

				69,171,342

Electronics 0.3%
Brightstar Escrow Corp.,
Sr. Sec’d. Notes, 144A	9.750	10/15/25	27,180	29,240,779
Sensata Technologies BV,
Gtd. Notes, 144A	4.000	04/15/29	15,375	15,907,934
Gtd. Notes, 144A	4.875	10/15/23	9,193	9,838,231
Gtd. Notes, 144A	5.000	10/01/25	1,225	1,369,290
Gtd. Notes, 144A	5.625	11/01/24	950	1,058,220
Sensata Technologies, Inc.,
Gtd. Notes, 144A(a)	3.750	02/15/31	9,200	9,296,743

				66,711,197

Engineering & Construction 0.3%
AECOM,
Gtd. Notes(a)	5.125	03/15/27	23,142	25,862,974
Artera Services LLC,
Sr. Sec’d. Notes, 144A	9.033	12/04/25	21,800	23,868,721
TopBuild Corp.,
Gtd. Notes, 144A	3.625	03/15/29	17,200	17,214,526

				66,946,221

Entertainment 3.7%
AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 12.000% or Cash coupon 5.000% and PIK 6.000%	12.000	06/15/26	18,954	17,098,234
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A	6.250	07/01/25	16,550	17,488,406
Sr. Unsec’d. Notes, 144A(a)	8.125	07/01/27	14,815	16,393,853
Caesars Resort Collection LLC/CRC Finco, Inc.,
Gtd. Notes, 144A(a)	5.250	10/15/25	111,633	113,247,882
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A	6.375	05/01/26	12,920	13,616,826

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)
Cedar Fair LP,
Gtd. Notes(a)	5.250%	07/15/29		9,623	$9,844,565
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC,
Gtd. Notes(a)	6.500	10/01/28		11,206	11,996,724
Churchill Downs, Inc.,
Gtd. Notes, 144A	5.500	04/01/27		12,771	13,289,527
Everi Holdings, Inc.,
Gtd. Notes, 144A	5.000	07/15/29		5,550	5,679,704
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	7.625	04/15/26		48,778	51,854,209
International Game Technology PLC,
Sr. Sec’d. Notes, 144A	4.125	04/15/26		7,575	7,869,348
Sr. Sec’d. Notes, 144A(a)	5.250	01/15/29		38,879	41,570,845
Sr. Sec’d. Notes, 144A(a)	6.250	01/15/27		25,620	29,214,400
Sr. Sec’d. Notes, 144A	6.500	02/15/25		10,681	11,914,053
Jacobs Entertainment, Inc.,
Sec’d. Notes, 144A	7.875	02/01/24		41,912	43,739,637
Merlin Entertainments Ltd. (United Kingdom),
Sec’d. Notes, 144A	5.750	06/15/26		2,450	2,541,601
Midwest Gaming Borrower LLC/Midwest Gaming
Finance Corp.,
Sr. Sec’d. Notes, 144A	4.875	05/01/29		22,020	22,298,209
Motion Bondco DAC (United Kingdom),
Gtd. Notes, 144A(a)	6.625	11/15/27		54,955	55,315,261
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance, Inc.,
Sr. Unsec’d. Notes, 144A	8.500	11/15/27		47,300	50,553,317
Penn National Gaming, Inc.,
Sr. Unsec’d. Notes, 144A(a)	4.125	07/01/29		15,095	15,070,050
Sr. Unsec’d. Notes, 144A(a)	5.625	01/15/27		54,234	56,303,406
Premier Entertainment Sub LLC/Premier Entertainment
Finance Corp.,
Gtd. Notes, 144A	5.625	09/01/29		33,925	34,742,399
Gtd. Notes, 144A	5.875	09/01/31		33,925	34,764,580
Scientific Games International, Inc.,
Gtd. Notes	5.500	02/15/26	EUR	11,350	13,776,727
Gtd. Notes, 144A(a)	8.250	03/15/26		90,907	96,742,181
Gtd. Notes, 144A(a)	8.625	07/01/25		46,166	49,843,497
Sr. Sec’d. Notes, 144A	5.000	10/15/25		2,100	2,160,334

See Notes to Financial Statements.

PGIM High Yield Fund	27

Schedule of Investments  (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A(a)	5.125%	10/01/29	17,755	$18,508,378
Sr. Unsec’d. Notes, 144A(a)	7.750	04/15/25	18,362	19,512,447

				876,950,600

Environmental Control 0.2%
GFL Environmental, Inc. (Canada),
Gtd. Notes, 144A	4.375	08/15/29	18,700	18,789,065
Madison IAQ LLC,
Sr. Sec’d. Notes, 144A(a)	4.125	06/30/28	7,375	7,414,119
Sr. Unsec’d. Notes, 144A	5.875	06/30/29	16,300	16,685,438

				42,888,622

Foods 3.1%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s
LP/Albertson’s LLC,
Gtd. Notes, 144A	3.500	03/15/29	38,655	39,047,506
Gtd. Notes, 144A(a)	4.625	01/15/27	21,810	23,156,435
Gtd. Notes, 144A(a)	4.875	02/15/30	9,073	9,908,776
Gtd. Notes, 144A	5.875	02/15/28	2,500	2,682,387
B&G Foods, Inc.,
Gtd. Notes(a)	5.250	09/15/27	60,078	62,356,820
C&S Group Enterprises LLC,
Gtd. Notes, 144A(a)	5.000	12/15/28	32,684	32,247,998
Chobani LLC/Chobani Finance Corp., Inc.,
Gtd. Notes, 144A	7.500	04/15/25	13,313	13,854,626
Sr. Sec’d. Notes, 144A	4.625	11/15/28	19,195	19,939,171
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A	6.750	02/15/28	17,000	18,630,531
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A(a)	3.750	12/01/31	16,750	17,671,915
Gtd. Notes, 144A(a)	6.500	04/15/29	50,633	57,357,807
Sr. Unsec’d. Notes, 144A(a)	5.500	01/15/30	19,423	21,938,299
Kraft Heinz Foods Co.,
Gtd. Notes	4.375	06/01/46	60,850	70,294,767
Gtd. Notes	4.625	10/01/39	950	1,134,558
Gtd. Notes	4.875	10/01/49	33,000	41,122,303
Gtd. Notes	5.000	07/15/35	10,005	12,433,886
Gtd. Notes	5.000	06/04/42	14,175	17,827,109
Gtd. Notes	5.200	07/15/45	10,200	13,058,785

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Foods (cont’d.)
Kraft Heinz Foods Co., (cont’d.)
Gtd. Notes	5.500%	06/01/50	33,044	$44,125,248
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A	3.500	03/01/32	12,900	13,174,350
Gtd. Notes, 144A	4.250	04/15/31	42,937	46,255,130
Gtd. Notes, 144A(a)	5.875	09/30/27	51,665	55,186,566
Post Holdings, Inc.,
Gtd. Notes, 144A(a)	4.625	04/15/30	30,680	31,354,669
Gtd. Notes, 144A(a)	5.500	12/15/29	23,704	25,401,206
Gtd. Notes, 144A(a)	5.625	01/15/28	5,426	5,711,204
Gtd. Notes, 144A	5.750	03/01/27	3,460	3,620,107
Sr. Unsec’d. Notes, 144A	4.500	09/15/31	19,350	19,555,888
U.S. Foods, Inc.,
Gtd. Notes, 144A(a)	4.750	02/15/29	14,000	14,370,140

				733,418,187

Gas 1.3%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.500	05/20/25	57,838	63,640,635
Sr. Unsec’d. Notes	5.625	05/20/24	20,195	22,081,836
Sr. Unsec’d. Notes	5.750	05/20/27	43,263	48,713,283
Sr. Unsec’d. Notes	5.875	08/20/26	40,677	45,736,438
Ferrellgas Escrow LLC,
Sr. Unsec’d. Notes^	8.956	03/30/31	135,375	135,375,000

				315,547,192

Healthcare-Services 3.6%
Catalent Pharma Solutions, Inc.,
Gtd. Notes, 144A	3.125	02/15/29	10,725	10,595,975
DaVita, Inc.,
Gtd. Notes, 144A	3.750	02/15/31	66,972	66,208,700
Gtd. Notes, 144A(a)	4.625	06/01/30	85,485	89,317,353
HCA, Inc.,
Gtd. Notes(a)	3.500	09/01/30	33,448	35,879,094
Gtd. Notes(a)	5.625	09/01/28	9,026	10,767,165
Gtd. Notes	5.875	02/01/29	8,782	10,679,909
Gtd. Notes	7.050	12/01/27	14,000	17,568,806
Gtd. Notes	7.500	12/15/23	10,480	11,938,091
Gtd. Notes	7.500	11/06/33	15,150	21,692,980
Gtd. Notes, MTN	7.580	09/15/25	7,101	8,592,037
Gtd. Notes, MTN	7.750	07/15/36	25,990	37,010,812

See Notes to Financial Statements.

PGIM High Yield Fund	29

Schedule of Investments  (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
Legacy LifePoint Health LLC,
Sr. Sec’d. Notes, 144A	6.750%	04/15/25	15,485	$16,345,623
LifePoint Health, Inc.,
Gtd. Notes, 144A(a)	5.375	01/15/29	15,636	15,376,989
MEDNAX, Inc.,
Gtd. Notes, 144A(a)	6.250	01/15/27	45,856	48,335,663
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A	7.250	11/01/25	50,539	54,177,006
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A(a)	9.750	12/01/26	103,749	110,534,499
Tenet Healthcare Corp.,
Gtd. Notes, 144A	6.125	10/01/28	111,085	117,449,280
Sec’d. Notes, 144A	6.250	02/01/27	45,178	47,163,701
Sr. Sec’d. Notes(a)	4.625	07/15/24	12,693	12,869,665
Sr. Sec’d. Notes, 144A	4.250	06/01/29	63,675	65,044,096
Sr. Sec’d. Notes, 144A	4.625	06/15/28	11,343	11,772,300
Sr. Sec’d. Notes, 144A	4.875	01/01/26	12,693	13,156,067
Sr. Unsec’d. Notes	6.750	06/15/23	8,664	9,385,119
Sr. Unsec’d. Notes	6.875	11/15/31	22,850	26,313,515

				868,174,445

Home Builders 3.9%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	4.625	08/01/29	14,334	14,409,197
Sr. Unsec’d. Notes, 144A	6.625	01/15/28	12,499	13,303,897
Sr. Unsec’d. Notes, 144A	9.875	04/01/27	24,066	26,759,009
Beazer Homes USA, Inc.,
Gtd. Notes(a)	5.875	10/15/27	40,683	42,896,853
Gtd. Notes	6.750	03/15/25	31,376	32,413,963
Gtd. Notes(a)	7.250	10/15/29	80,803	89,430,847
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A	4.875	02/15/30	34,040	34,322,684
Gtd. Notes, 144A	6.250	09/15/27	37,329	39,413,582
Sr. Unsec’d. Notes, 144A	5.000	06/15/29	13,000	13,236,747
Century Communities, Inc.,
Gtd. Notes	6.750	06/01/27	35,338	37,733,018
Gtd. Notes, 144A	3.875	08/15/29	6,300	6,394,765
Forestar Group, Inc.,
Gtd. Notes, 144A	3.850	05/15/26	17,765	17,932,196
Gtd. Notes, 144A	5.000	03/01/28	14,075	14,602,887

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)
KB Home,
Gtd. Notes(a)	4.000%	06/15/31	15,725	$16,457,356
Gtd. Notes(a)	4.800	11/15/29	25,289	28,078,818
Gtd. Notes	6.875	06/15/27	24,025	28,809,869
Gtd. Notes	7.500	09/15/22	525	559,223
Gtd. Notes	7.625	05/15/23	8,400	9,039,802
M/I Homes, Inc.,
Gtd. Notes	4.950	02/01/28	33,264	34,870,067
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A(a)	4.625	03/01/30	45,569	46,720,949
Sr. Unsec’d. Notes, 144A(a)	5.250	12/15/27	32,931	34,421,410
Meritage Homes Corp.,
Gtd. Notes(a)	5.125	06/06/27	16,600	18,775,701
Gtd. Notes	6.000	06/01/25	12,025	13,788,967
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes, 144A	4.750	02/15/28	28,667	29,550,998
Sr. Unsec’d. Notes, 144A	4.750	04/01/29	13,855	14,301,129
STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A	7.500	02/15/26	20,675	21,949,455
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.750	01/15/28	19,438	21,910,994
Gtd. Notes, 144A	5.875	06/15/27	41,654	47,375,443
Gtd. Notes, 144A	6.625	07/15/27	47,023	50,170,084
Sr. Unsec’d. Notes, 144A(a)	5.125	08/01/30	62,023	67,865,653
Taylor Morrison Communities, Inc./Taylor Morrison
Holdings II, Inc.,
Gtd. Notes, 144A	5.625	03/01/24	19,327	20,795,291
Gtd. Notes, 144A	5.875	04/15/23	16,125	16,997,986
Tri Pointe Homes, Inc.,
Gtd. Notes	5.250	06/01/27	2,150	2,351,236
Gtd. Notes	5.700	06/15/28	21,448	23,915,819

				931,555,895

Home Furnishings 0.1%
Tempur Sealy International, Inc.,
Gtd. Notes, 144A	4.000	04/15/29	26,839	27,737,404

Household Products/Wares 0.4%
ACCO Brands Corp.,
Gtd. Notes, 144A(a)	4.250	03/15/29	34,250	34,419,447

See Notes to Financial Statements.

PGIM High Yield Fund	31

Schedule of Investments  (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Household Products/Wares (cont’d.)
Central Garden & Pet Co.,
Gtd. Notes, 144A(a)	4.125%	04/30/31	8,450	$8,583,871
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (Canada),
Gtd. Notes, 144A(a)	7.000	12/31/27	26,203	25,494,552
Sr. Sec’d. Notes, 144A	5.000	12/31/26	5,450	5,427,871
Spectrum Brands, Inc.,
Gtd. Notes, 144A	3.875	03/15/31	4,490	4,434,449
Gtd. Notes, 144A	5.000	10/01/29	4,975	5,227,019

				83,587,209

Housewares 0.2%
Scotts Miracle-Gro Co. (The),
Gtd. Notes	4.500	10/15/29	15,154	15,863,540
Gtd. Notes, 144A	4.000	04/01/31	30,370	30,432,292
Gtd. Notes, 144A	4.375	02/01/32	11,600	11,760,226

				58,056,058

Insurance 0.2%
Acrisure LLC/Acrisure Finance, Inc.,
Sr. Unsec’d. Notes, 144A	6.000	08/01/29	30,575	30,072,262
AmWINS Group, Inc.,
Sr. Unsec’d. Notes, 144A(a)	4.875	06/30/29	11,350	11,543,815
BroadStreet Partners, Inc.,
Sr. Unsec’d. Notes, 144A	5.875	04/15/29	12,575	12,681,979

				54,298,056

Internet 0.4%
Cablevision Lightpath LLC,
Sr. Sec’d. Notes, 144A	3.875	09/15/27	26,290	25,974,411
Sr. Unsec’d. Notes, 144A	5.625	09/15/28	15,803	15,896,630
Go Daddy Operating Co. LLC/GD Finance Co., Inc.,
Gtd. Notes, 144A	3.500	03/01/29	17,425	17,247,767
NortonLifeLock, Inc.,
Sr. Unsec’d. Notes, 144A	5.000	04/15/25	34,320	34,840,111

				93,958,919

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Iron/Steel 0.4%
Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A(a)	6.625%	01/31/29	37,891	$41,341,864
TMS International Corp.,
Sr. Unsec’d. Notes, 144A	6.250	04/15/29	10,625	11,132,036
United States Steel Corp.,
Sr. Unsec’d. Notes(a)	6.875	03/01/29	47,145	51,509,126

				103,983,026

Leisure Time 0.3%
NCL Corp. Ltd.,
Sr. Sec’d. Notes, 144A	10.250	02/01/26	32,355	37,355,938
Sr. Sec’d. Notes, 144A	12.250	05/15/24	2,495	2,935,105
Viking Cruises Ltd.,
Gtd. Notes, 144A	5.875	09/15/27	11,175	10,822,240
Viking Ocean Cruises Ship VII Ltd.,
Sr. Sec’d. Notes, 144A	5.625	02/15/29	6,525	6,513,426
Vista Outdoor, Inc.,
Gtd. Notes, 144A	4.500	03/15/29	22,043	22,300,708

				79,927,417

Lodging 2.0%
Boyd Gaming Corp.,
Gtd. Notes(a)	4.750	12/01/27	15,307	15,785,344
Gtd. Notes, 144A	4.750	06/15/31	19,625	20,273,512
Gtd. Notes, 144A	8.625	06/01/25	24,172	26,266,740
Hilton Domestic Operating Co., Inc.,
Gtd. Notes	4.875	01/15/30	12,000	12,948,957
Gtd. Notes, 144A(a)	3.625	02/15/32	44,969	44,832,658
Gtd. Notes, 144A(a)	4.000	05/01/31	32,484	33,494,242
Gtd. Notes, 144A	5.375	05/01/25	6,155	6,458,016
Gtd. Notes, 144A(a)	5.750	05/01/28	7,225	7,809,120
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes(a)	4.875	04/01/27	11,896	12,343,387
MGM Resorts International,
Gtd. Notes(a)	4.625	09/01/26	3,920	4,135,440
Gtd. Notes(a)	4.750	10/15/28	60,067	63,430,814
Gtd. Notes(a)	5.500	04/15/27	42,486	46,281,302
Gtd. Notes	6.750	05/01/25	76,654	81,384,748

See Notes to Financial Statements.

PGIM High Yield Fund	33

Schedule of Investments  (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Lodging (cont’d.)
Station Casinos LLC,
Gtd. Notes, 144A(a)	5.000%	10/01/25	15,103	$15,291,788
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP
Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A	5.875	05/15/25	6,160	6,152,571
Travel + Leisure Co.,
Sr. Sec’d. Notes	6.600	10/01/25	955	1,075,052
Sr. Sec’d. Notes, 144A	4.625	03/01/30	6,850	7,068,796
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A(a)	4.875	10/01/24	7,625	7,687,784
Sr. Unsec’d. Notes, 144A(a)	5.125	12/15/29	15,250	15,145,093
Sr. Unsec’d. Notes, 144A	5.500	01/15/26	3,400	3,477,622
Sr. Unsec’d. Notes, 144A	5.500	10/01/27	5,750	5,845,144
Sr. Unsec’d. Notes, 144A	5.625	08/26/28	44,560	45,157,150

				482,345,280

Machinery-Construction & Mining 0.1%
Terex Corp.,
Gtd. Notes, 144A(a)	5.000	05/15/29	29,175	30,743,245

Machinery-Diversified 0.5%
GrafTech Finance, Inc.,
Sr. Sec’d. Notes, 144A	4.625	12/15/28	25,432	25,944,172
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A	10.125	08/01/24	61,117	62,970,640
TK Elevator US Newco, Inc. (Germany),
Sr. Sec’d. Notes, 144A	5.250	07/15/27	13,525	14,283,574
Vertical Holdco GmbH (Germany),
Gtd. Notes, 144A(a)	7.625	07/15/28	7,211	7,810,963

				111,009,349

Media 6.1%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes	4.500	05/01/32	123,521	129,181,787
Sr. Unsec’d. Notes, 144A	4.250	02/01/31	93,900	96,380,026
Sr. Unsec’d. Notes, 144A	4.500	06/01/33	15,300	15,855,976
Sr. Unsec’d. Notes, 144A(a)	4.750	03/01/30	15,350	16,226,483
Sr. Unsec’d. Notes, 144A(a)	5.000	02/01/28	27,600	28,922,998
Sr. Unsec’d. Notes, 144A	5.125	05/01/27	25,594	26,740,728
Sr. Unsec’d. Notes, 144A	5.375	06/01/29	23,956	26,160,407
Sr. Unsec’d. Notes, 144A(a)	5.500	05/01/26	78,079	80,558,912

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)
CCO Holdings LLC/CCO Holdings Capital Corp., (cont’d.)
Sr. Unsec’d. Notes, 144A	5.750%	02/15/26	46,950	$48,299,812
CSC Holdings LLC,
Gtd. Notes, 144A(a)	3.375	02/15/31	27,213	25,882,197
Gtd. Notes, 144A(a)	4.125	12/01/30	21,175	21,202,853
Gtd. Notes, 144A(a)	5.375	02/01/28	13,790	14,613,645
Gtd. Notes, 144A(a)	5.500	04/15/27	14,938	15,642,755
Gtd. Notes, 144A(a)	6.500	02/01/29	2,700	2,979,976
Sr. Unsec’d. Notes(a)	5.250	06/01/24	8,000	8,627,895
Sr. Unsec’d. Notes	6.750	11/15/21	16,410	16,575,939
Sr. Unsec’d. Notes, 144A	4.625	12/01/30	100,975	99,423,699
Sr. Unsec’d. Notes, 144A	5.750	01/15/30	5,127	5,416,531
Sr. Unsec’d. Notes, 144A	7.500	04/01/28	18,737	20,560,414
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A	6.625	08/15/27	226,921	97,583,482
Sr. Sec’d. Notes, 144A(a)	5.375	08/15/26	56,171	37,281,016
DISH DBS Corp.,
Gtd. Notes	5.000	03/15/23	7,905	8,253,941
Gtd. Notes	5.875	11/15/24	950	1,026,630
Gtd. Notes(a)	7.375	07/01/28	2,765	2,975,913
Gtd. Notes(a)	7.750	07/01/26	116,498	133,388,630
Gtd. Notes, 144A(a)	5.125	06/01/29	28,750	28,620,991
Gray Television, Inc.,
Gtd. Notes, 144A(a)	4.750	10/15/30	23,025	22,812,047
Gtd. Notes, 144A	5.875	07/15/26	43,204	44,613,256
Gtd. Notes, 144A(a)	7.000	05/15/27	2,784	2,986,235
iHeartCommunications, Inc.,
Sr. Sec’d. Notes(a)	6.375	05/01/26	14,955	15,803,518
Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A	5.375	08/15/27	7,675	8,002,675
News Corp.,
Sr. Unsec’d. Notes, 144A	3.875	05/15/29	18,225	18,756,785
Nexstar Media, Inc.,
Gtd. Notes, 144A(a)	4.750	11/01/28	22,925	23,844,460
Gtd. Notes, 144A(a)	5.625	07/15/27	5,565	5,908,188
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A	4.500	09/15/26	28,385	29,549,791
Sr. Unsec’d. Notes, 144A	6.500	09/15/28	29,375	30,103,467
Scripps Escrow II, Inc.,
Sr. Sec’d. Notes, 144A(a)	3.875	01/15/29	11,000	11,054,851

See Notes to Financial Statements.

PGIM High Yield Fund	35

Schedule of Investments  (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)
Scripps Escrow II, Inc., (cont’d.)
Sr. Unsec’d. Notes, 144A	5.375%	01/15/31	17,705	$17,531,611
Scripps Escrow, Inc.,
Gtd. Notes, 144A(a)	5.875	07/15/27	6,420	6,587,718
Sinclair Television Group, Inc.,
Gtd. Notes, 144A(a)	5.125	02/15/27	11,321	10,997,241
Gtd. Notes, 144A	5.875	03/15/26	23,714	24,266,124
Sirius XM Radio, Inc.,
Gtd. Notes, 144A	5.375	07/15/26	11,312	11,616,067
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A	4.500	05/01/29	21,882	22,196,519
Sr. Sec’d. Notes, 144A(a)	5.125	02/15/25	32,730	33,282,730
Sr. Sec’d. Notes, 144A	6.625	06/01/27	92,131	99,792,947
Urban One, Inc.,
Sr. Sec’d. Notes, 144A	7.375	02/01/28	10,730	11,613,570

				1,459,703,436

Mining 2.8%
Constellium SE,
Gtd. Notes, 144A(a)	3.750	04/15/29	1,000	993,648
Gtd. Notes, 144A(a)	5.875	02/15/26	28,443	29,064,467
Eldorado Gold Corp. (Turkey),
Sec’d. Notes, 144A	9.500	06/01/24	29,597	32,306,837
Sr. Unsec’d. Notes, 144A(a)	6.250	09/01/29	51,625	52,448,467
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A(a)	6.500	03/01/24	69,761	70,997,657
Gtd. Notes, 144A(a)	6.875	03/01/26	22,282	23,290,589
Gtd. Notes, 144A(a)	6.875	10/15/27	34,095	36,860,297
Gtd. Notes, 144A(a)	7.250	04/01/23	72,606	73,996,674
Gtd. Notes, 144A	7.500	04/01/25	31,636	32,826,422
Freeport-McMoRan, Inc.,
Gtd. Notes(a)	4.375	08/01/28	29,850	31,681,748
Gtd. Notes(a)	4.550	11/14/24	31,518	34,181,935
Gtd. Notes(a)	4.625	08/01/30	20,483	22,568,299
Hecla Mining Co.,
Gtd. Notes	7.250	02/15/28	22,390	24,248,413
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A	4.500	04/01/26	13,025	13,123,453
Gtd. Notes, 144A(a)	6.125	04/01/29	37,970	40,840,951
IAMGOLD Corp. (Burkina Faso),
Gtd. Notes, 144A(a)	5.750	10/15/28	34,453	34,451,522

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mining (cont’d.)
New Gold, Inc. (Canada),
Gtd. Notes, 144A(a)	6.375%	05/15/25		25,734	$26,538,093
Sr. Unsec’d. Notes, 144A(a)	7.500	07/15/27		49,419	52,121,672
Novelis Corp.,
Gtd. Notes, 144A(a)	4.750	01/30/30		25,154	26,787,182

					659,328,326

Miscellaneous Manufacturing 0.1%
Amsted Industries, Inc.,
Gtd. Notes, 144A	5.625	07/01/27		9,075	9,509,399
Sr. Unsec’d. Notes, 144A	4.625	05/15/30		23,713	24,538,047

					34,047,446

Office/Business Equipment 0.1%
CDW LLC/CDW Finance Corp.,
Gtd. Notes	3.250	02/15/29		14,360	14,755,973
Gtd. Notes(a)	4.125	05/01/25		17,650	18,351,626

					33,107,599

Oil & Gas 6.9%
Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A	8.250	02/15/26		31,275	33,893,812
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Sr. Unsec’d. Notes^	7.875	12/15/24	(d)	104,709	712,021
Antero Resources Corp.,
Gtd. Notes	5.000	03/01/25		55,144	56,297,107
Gtd. Notes, 144A(a)	5.375	03/01/30		35,000	35,753,206
Gtd. Notes, 144A(a)	7.625	02/01/29		39,425	43,374,212
Gtd. Notes, 144A(a)	8.375	07/15/26		6,846	7,759,711
Apache Corp.,
Sr. Unsec’d. Notes	5.100	09/01/40		29,850	33,183,745
Sr. Unsec’d. Notes	5.250	02/01/42		2,225	2,473,036
Sr. Unsec’d. Notes	5.350	07/01/49		2,750	3,067,420
Sr. Unsec’d. Notes(a)	7.750	12/15/29		16,218	20,142,298
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	7.000	11/01/26		40,288	41,035,931
Gtd. Notes, 144A	9.000	11/01/27		30,497	40,572,302
Sr. Unsec’d. Notes, 144A	8.250	12/31/28		17,735	18,738,826

See Notes to Financial Statements.

PGIM High Yield Fund	37

Schedule of Investments  (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Chesapeake Energy Corp.,
Gtd. Notes, 144A	5.500%	02/01/26	12,425	$12,990,684
Gtd. Notes, 144A(a)	5.875	02/01/29	12,775	13,623,860
Citgo Holding, Inc.,
Sr. Sec’d. Notes, 144A(a)	9.250	08/01/24	53,315	53,378,231
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A	7.000	06/15/25	58,830	60,238,315
CNX Resources Corp.,
Gtd. Notes, 144A	7.250	03/14/27	56,109	59,475,540
Comstock Resources, Inc.,
Gtd. Notes, 144A(a)	5.875	01/15/30	18,625	18,649,868
Gtd. Notes, 144A(a)	6.750	03/01/29	32,042	33,623,810
Continental Resources, Inc.,
Gtd. Notes(a)	4.900	06/01/44	8,865	9,986,858
Gtd. Notes, 144A(a)	5.750	01/15/31	16,950	20,660,522
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.000	05/01/29	7,850	8,057,573
Sr. Unsec’d. Notes, 144A	5.625	10/15/25	7,487	7,715,071
Devon Energy Corp.,
Sr. Unsec’d. Notes, 144A	5.250	10/15/27	11,318	12,045,623
Sr. Unsec’d. Notes, 144A	5.875	06/15/28	115	126,580
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.500	01/30/26	4,402	4,553,716
Sr. Unsec’d. Notes, 144A	5.750	01/30/28	42,309	44,526,335
Sr. Unsec’d. Notes, 144A	6.625	07/15/25	25,064	26,579,133
EQT Corp.,
Sr. Unsec’d. Notes(a)	3.900	10/01/27	52,718	56,966,925
Sr. Unsec’d. Notes	5.000	01/15/29	14,250	16,120,570
Sr. Unsec’d. Notes(a)	7.500	02/01/30	34,774	45,209,956
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.750	10/01/25	30,956	31,312,860
Sr. Unsec’d. Notes, 144A	5.750	02/01/29	25,140	25,513,690
Sr. Unsec’d. Notes, 144A	6.000	02/01/31	8,200	8,420,788
Sr. Unsec’d. Notes, 144A	6.250	11/01/28	34,055	35,183,001
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	5.875	02/01/29	32,425	33,383,338
Gtd. Notes, 144A	7.125	02/01/27	49,684	52,262,356
Sec’d. Notes, 144A	6.500	01/15/25	3,945	4,074,088
Nabors Industries Ltd.,
Gtd. Notes, 144A(a)	7.250	01/15/26	26,955	25,120,114
Gtd. Notes, 144A(a)	7.500	01/15/28	64,310	58,503,243

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Nabors Industries, Inc.,
Gtd. Notes	5.750%	02/01/25		50,195	$42,657,929
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	3.000	02/15/27		2,250	2,259,341
Sr. Unsec’d. Notes(a)	3.500	08/15/29		2,358	2,444,876
Sr. Unsec’d. Notes	4.100	02/15/47		4,413	4,334,877
Sr. Unsec’d. Notes(a)	4.400	04/15/46		6,150	6,269,490
Sr. Unsec’d. Notes	4.500	07/15/44		1,975	2,018,024
Sr. Unsec’d. Notes	4.625	06/15/45		3,025	3,127,738
Sr. Unsec’d. Notes	5.500	12/01/25		1,525	1,700,375
Sr. Unsec’d. Notes	5.550	03/15/26		13,330	14,903,872
Sr. Unsec’d. Notes(a)	5.875	09/01/25		3,550	3,992,696
Sr. Unsec’d. Notes(a)	6.125	01/01/31		11,750	14,205,831
Sr. Unsec’d. Notes	6.200	03/15/40		1,771	2,111,334
Sr. Unsec’d. Notes(a)	6.450	09/15/36		2,000	2,509,561
Sr. Unsec’d. Notes(a)	6.625	09/01/30		12,983	16,187,766
Sr. Unsec’d. Notes	6.950	07/01/24		875	984,319
Sr. Unsec’d. Notes	7.150	05/15/28		21,392	24,968,322
Sr. Unsec’d. Notes	7.200	04/01/28		2,400	2,847,071
Sr. Unsec’d. Notes	7.200	03/15/29		2,882	3,319,893
Sr. Unsec’d. Notes	7.875	09/15/31		1,000	1,329,227
Sr. Unsec’d. Notes	7.950	06/15/39		600	788,852
Sr. Unsec’d. Notes	8.500	07/15/27		1,000	1,260,981
Sr. Unsec’d. Notes	8.875	07/15/30		4,650	6,379,486
Ovintiv, Inc.,
Gtd. Notes(a)	6.500	08/15/34		17,991	24,056,106
Gtd. Notes	6.500	02/01/38		9,573	13,236,249
Gtd. Notes	6.625	08/15/37		4,425	6,075,780
Parkland Corp. (Canada),
Gtd. Notes, 144A	4.500	10/01/29		21,100	21,638,300
Precision Drilling Corp. (Canada),
Gtd. Notes, 144A(a)	6.875	01/15/29		8,275	8,318,895
Gtd. Notes, 144A(a)	7.125	01/15/26		29,218	29,864,305
Range Resources Corp.,
Gtd. Notes	4.875	05/15/25		48,980	51,056,360
Gtd. Notes	5.000	03/15/23		1,917	1,969,722
Gtd. Notes	9.250	02/01/26		4,526	4,953,133
Seventy Seven Energy, Inc.,
Sr. Unsec’d. Notes^	6.500	07/15/22	(d)	1,800	18
Southwestern Energy Co.,
Gtd. Notes(a)	5.375	03/15/30		67,100	69,795,204

See Notes to Financial Statements.

PGIM High Yield Fund	39

Schedule of Investments  (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes	4.500%	05/15/29	21,657	$21,994,222
Gtd. Notes	5.500	02/15/26	24,754	25,445,031
Gtd. Notes(a)	5.875	03/15/28	3,936	4,154,376
Gtd. Notes(a)	6.000	04/15/27	2,325	2,428,494
Transocean, Inc.,
Gtd. Notes, 144A	7.250	11/01/25	35,103	27,864,919
Gtd. Notes, 144A	7.500	01/15/26	15,083	11,798,474
Gtd. Notes, 144A	8.000	02/01/27	13,220	9,844,983
Gtd. Notes, 144A	11.500	01/30/27	3,550	3,568,723
Vine Energy Holdings LLC, Gtd. Notes, 144A(a)	6.750	04/15/29	24,184	26,143,112

				1,640,114,542

Packaging & Containers 0.8%
ARD Finance SA (Luxembourg), Sr. Sec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%(a)	6.500	06/30/27	55,945	58,902,708
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Sr. Sec’d. Notes, 144A	4.125	08/15/26	12,475	12,977,535
Sr. Unsec’d. Notes, 144A(a)	5.250	08/15/27	27,745	28,709,325
Graham Packaging Co., Inc., Gtd. Notes, 144A	7.125	08/15/28	13,270	14,129,869
Intelligent Packaging Holdco Issuer LP (Canada), Sr. Unsec’d. Notes, 144A, Cash coupon 9.000% or PIK 9.750%	9.000	01/15/26	17,050	17,715,545
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (Canada), Sr. Sec’d. Notes, 144A	6.000	09/15/28	20,991	21,933,966
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A(a)	6.375	08/15/25	4,236	4,726,076
Gtd. Notes, 144A(a)	6.625	05/13/27	37,157	40,015,769

				199,110,793

Pharmaceuticals 2.7%
AdaptHealth LLC,
Gtd. Notes, 144A(a)	4.625	08/01/29	42,586	42,691,468
Gtd. Notes, 144A	5.125	03/01/30	10,400	10,530,643
Gtd. Notes, 144A	6.125	08/01/28	21,478	22,978,455

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)
Bausch Health Americas, Inc.,
Gtd. Notes, 144A	8.500%	01/31/27	11,173	$12,014,055
Gtd. Notes, 144A	9.250	04/01/26	1,650	1,777,207
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.000	01/30/28	39,122	37,320,386
Gtd. Notes, 144A(a)	5.000	02/15/29	65,291	60,983,495
Gtd. Notes, 144A(a)	5.250	01/30/30	65,583	61,598,995
Gtd. Notes, 144A(a)	5.250	02/15/31	34,128	31,839,429
Gtd. Notes, 144A(a)	6.125	04/15/25	36,774	37,662,757
Gtd. Notes, 144A	6.250	02/15/29	141,574	140,527,339
Gtd. Notes, 144A(a)	7.000	01/15/28	36,008	37,337,752
Gtd. Notes, 144A	7.250	05/30/29	8,896	9,160,260
Sr. Sec’d. Notes, 144A	4.875	06/01/28	8,500	8,719,985
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A(a)	6.000	06/30/28	16,648	10,401,421
Sec’d. Notes, 144A(a)	9.500	07/31/27	10,892	10,699,621
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc., Sr. Sec’d. Notes, 144A	6.125	04/01/29	19,700	19,502,126
Jazz Securities DAC, Sr. Sec’d. Notes, 144A(a)	4.375	01/15/29	12,400	12,861,884
Organon & Co./Organon Foreign Debt Co-Issuer BV, Sr. Unsec’d. Notes, 144A	5.125	04/30/31	16,550	17,358,662

P&L Development LLC/PLD Finance Corp., Sr. Sec’d. Notes, 144A	7.750	11/15/25	40,567	42,440,540
Prestige Brands, Inc., Gtd. Notes, 144A	3.750	04/01/31	21,698	21,422,518

				649,828,998

Pipelines 3.3%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.375	06/15/29	31,650	32,413,145
Gtd. Notes, 144A	5.750	03/01/27	27,965	28,890,707
Gtd. Notes, 144A(a)	5.750	01/15/28	41,253	42,871,989
Cheniere Energy Partners LP, Gtd. Notes, 144A	4.000	03/01/31	39,175	41,281,783
Cheniere Energy, Inc., Sr. Sec’d. Notes	4.625	10/15/28	95,572	100,905,794
DCP Midstream Operating LP,
Gtd. Notes	5.125	05/15/29	10,361	11,580,200
Gtd. Notes	5.625	07/15/27	15,410	17,488,606

See Notes to Financial Statements.

PGIM High Yield Fund	41

Schedule of Investments  (continued)

as of August 31, 2021

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)
DCP Midstream Operating LP, (cont’d.) Gtd. Notes, 144A	6.450%		11/03/36		3,455	$4,211,800
Energy Transfer LP, Jr. Sub. Notes, Series G	7.125	(ff)	05/15/30	(oo)	17,825	18,330,603
EQM Midstream Partners LP,
Sr. Unsec’d. Notes	4.125		12/01/26		50	50,973
Sr. Unsec’d. Notes	4.750		07/15/23		3,494	3,653,038
Sr. Unsec’d. Notes	5.500		07/15/28		2,300	2,510,504
Sr. Unsec’d. Notes, 144A	6.000		07/01/25		10,370	11,261,995
Sr. Unsec’d. Notes, 144A	6.500		07/01/27		26,949	30,054,680
Global Partners LP/GLP Finance Corp.,
Gtd. Notes	6.875		01/15/29		16,086	16,684,751
Gtd. Notes(a)	7.000		08/01/27		14,055	14,612,913
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	3.600		05/15/25		5,500	5,656,917
Sr. Unsec’d. Notes, 144A	6.875		04/15/40		50,698	55,958,168
Sr. Unsec’d. Notes, 144A(a)	7.500		07/15/38		7,842	8,783,855
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500		01/15/28		56,063	56,686,720
Gtd. Notes, 144A	6.000		03/01/27		14,884	15,392,988
Gtd. Notes, 144A	6.000		12/31/30		26,692	27,161,972
Gtd. Notes, 144A	7.500		10/01/25		7,347	7,912,920
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes(a)	4.875		02/01/31		18,541	20,158,944
Gtd. Notes(a)	5.000		01/15/28		9,690	10,177,152
Gtd. Notes(a)	5.375		02/01/27		14,012	14,523,834
Gtd. Notes	5.500		03/01/30		12,773	14,101,870
Gtd. Notes(a)	5.875		04/15/26		9,600	10,046,641
Gtd. Notes(a)	6.500		07/15/27		12,740	13,771,028
Gtd. Notes	6.875		01/15/29		1,250	1,404,379
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A	3.875		08/15/29		10,810	11,166,601
Sr. Sec’d. Notes, 144A	4.125		08/15/31		10,810	11,335,900
Western Midstream Operating LP,
Sr. Unsec’d. Notes	3.950		06/01/25		29,329	30,815,926
Sr. Unsec’d. Notes	4.000		07/01/22		2,366	2,396,078
Sr. Unsec’d. Notes	4.350		02/01/25		13,120	13,783,260
Sr. Unsec’d. Notes	4.500		03/01/28		325	349,874
Sr. Unsec’d. Notes(a)	5.300		02/01/30		42,494	47,602,902
Sr. Unsec’d. Notes	5.450		04/01/44		3,070	3,488,085

See Notes to Financial Statements.

42

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Western Midstream Operating LP, (cont’d.)
Sr. Unsec’d. Notes(a)	5.500%	08/15/48	7,755	$8,883,157
Sr. Unsec’d. Notes	6.500	02/01/50	10,200	12,020,968

				780,383,620

Real Estate 1.0%
Five Point Operating Co. LP/Five Point Capital Corp., Gtd. Notes, 144A	7.875	11/15/25	68,594	71,587,470
Greystar Real Estate Partners LLC, Sr. Sec’d. Notes, 144A	5.750	12/01/25	39,691	40,564,495
Howard Hughes Corp. (The),
Gtd. Notes, 144A	4.125	02/01/29	25,200	25,467,354
Gtd. Notes, 144A	4.375	02/01/31	23,575	23,773,642
Gtd. Notes, 144A(a)	5.375	08/01/28	23,460	24,930,764
Hunt Cos., Inc., Sr. Sec’d. Notes, 144A	5.250	04/15/29	59,975	58,793,105

				245,116,830

Real Estate Investment Trusts (REITs) 2.7%
Diversified Healthcare Trust,
Gtd. Notes	4.375	03/01/31	33,392	32,766,151
Gtd. Notes	9.750	06/15/25	69,284	76,449,179
Sr. Unsec’d. Notes	4.750	05/01/24	5,209	5,375,879
Sr. Unsec’d. Notes(a)	4.750	02/15/28	40,104	40,770,733
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes	4.500	09/01/26	7,250	7,909,088
Gtd. Notes	4.500	01/15/28	20,579	22,559,376
Gtd. Notes	5.625	05/01/24	601	656,057
Gtd. Notes, 144A	4.625	06/15/25	6,195	6,669,621
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	3.500	03/15/31	42,225	43,475,590
Gtd. Notes(a)	5.000	10/15/27	26,518	28,112,992
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A	5.875	10/01/28	20,994	22,370,606
Sr. Sec’d. Notes, 144A	7.500	06/01/25	67,840	72,651,756
RHP Hotel Properties LP/RHP Finance Corp., Gtd. Notes, 144A	4.500	02/15/29	10,650	10,817,150
Sabra Health Care LP, Gtd. Notes	5.125	08/15/26	6,308	7,113,625

See Notes to Financial Statements.

PGIM High Yield Fund	43

Schedule of Investments  (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
SBA Communications Corp.,
Sr. Unsec’d. Notes(a)	3.875%	02/15/27	12,000	$12,483,945
Sr. Unsec’d. Notes(a)	4.875	09/01/24	6,161	6,255,870
Sr. Unsec’d. Notes, 144A	3.125	02/01/29	13,690	13,453,344
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Gtd. Notes, 144A	7.125	12/15/24	8,000	8,226,052
Sr. Sec’d. Notes, 144A	7.875	02/15/25	95,043	101,222,275
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, Sr. Sec’d. Notes, 144A(a)	4.750	04/15/28	19,965	20,390,019
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A(a)	3.500	02/15/25	1,240	1,271,139
Gtd. Notes, 144A(a)	3.750	02/15/27	9,037	9,404,243
Gtd. Notes, 144A	4.125	08/15/30	3,975	4,243,822
Gtd. Notes, 144A(a)	4.250	12/01/26	27,572	28,979,308
Gtd. Notes, 144A	4.625	12/01/29	49,733	54,043,369

				637,671,189

Retail 2.5%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A	4.000	10/15/30	106,543	105,986,469
Sr. Sec’d. Notes, 144A	3.500	02/15/29	1,375	1,367,723
Sr. Sec’d. Notes, 144A	3.875	01/15/28	15,700	15,888,967
Ambience Merger Sub, Inc., Gtd. Notes, 144A	7.125	07/15/29	10,825	10,852,762
Sr. Sec’d. Notes, 144A	4.875	07/15/28	3,750	3,769,979
Brinker International, Inc., Gtd. Notes, 144A	5.000	10/01/24	25,021	26,458,687
Sr. Unsec’d. Notes(a)	3.875	05/15/23	25,590	26,365,738
Caleres, Inc., Gtd. Notes(a)	6.250	08/15/23	3,268	3,278,473
Carrols Restaurant Group, Inc., Gtd. Notes, 144A(a)	5.875	07/01/29	16,575	16,016,998
eG Global Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A(a)	8.500	10/30/25	25,675	26,928,879
Foundation Building Materials, Inc., Gtd. Notes, 144A	6.000	03/01/29	27,150	26,721,695
Golden Nugget, Inc., Sr. Unsec’d. Notes, 144A(a)	6.750	10/15/24	58,110	58,258,939

See Notes to Financial Statements.

44

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)
GYP Holdings III Corp., Gtd. Notes, 144A	4.625%	05/01/29	2,950	$2,972,962
LBM Acquisition LLC, Gtd. Notes, 144A(a)	6.250	01/15/29	21,645	21,768,882
LCM Investments Holdings II LLC, Sr. Unsec’d. Notes, 144A	4.875	05/01/29	14,250	14,649,107
Murphy Oil USA, Inc., Gtd. Notes, 144A	3.750	02/15/31	5,000	5,041,586
Park River Holdings, Inc., Gtd. Notes, 144A	5.625	02/01/29	61,457	58,380,519
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes(a)	5.625	12/01/25	60,970	62,930,589
Sec’d. Notes, 144A	8.750	04/30/25	21,264	23,124,896
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes(a)	5.875	03/01/27	42,737	44,677,704
Superior Plus LP/Superior General Partner, Inc. (Canada),
Gtd. Notes, 144A	4.500	03/15/29	11,825	12,257,748
White Cap Buyer LLC, Sr. Unsec’d. Notes, 144A(a)	6.875	10/15/28	15,900	16,917,589

				584,616,891

Semiconductors 0.2%
Microchip Technology, Inc., Gtd. Notes(a)	4.250	09/01/25	51,214	53,979,807

Software 1.1%
Black Knight InfoServ LLC, Gtd. Notes, 144A	3.625	09/01/28	56,326	57,020,551
Boxer Parent Co., Inc., Sr. Sec’d. Notes, 144A	7.125	10/02/25	35,288	37,764,817
BY Crown Parent LLC, Gtd. Notes, 144A	7.375	10/15/24	27,031	27,529,452
BY Crown Parent LLC/BY Bond Finance, Inc., Sr. Sec’d. Notes, 144A	4.250	01/31/26	33,302	35,113,629
Clarivate Science Holdings Corp., Sr. Unsec’d. Notes, 144A(a)	4.875	07/01/29	18,825	19,409,578
Dun & Bradstreet Corp. (The), Gtd. Notes, 144A(a)	10.250	02/15/27	33,451	36,285,510
Sr. Sec’d. Notes, 144A	6.875	08/15/26	14,360	15,118,975

See Notes to Financial Statements.

PGIM High Yield Fund	45

Schedule of Investments  (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Software (cont’d.)
Open Text Corp. (Canada), Gtd. Notes, 144A	5.875%	06/01/26		4,750	$4,918,259
Rackspace Technology Global, Inc., Sr. Sec’d. Notes, 144A	3.500	02/15/28		18,200	17,489,828

					250,650,599

Telecommunications 5.8%
Altice France Holding SA (Luxembourg),
Gtd. Notes, 144A(a)	6.000	02/15/28		2,965	2,943,810
Sr. Sec’d. Notes, 144A	10.500	05/15/27		12,117	13,319,196
Altice France SA (France),
Sr. Sec’d. Notes, 144A	5.125	07/15/29		14,825	14,994,274
Sr. Sec’d. Notes, 144A	7.375	05/01/26		38,675	40,214,246
Sr. Sec’d. Notes, 144A	8.125	02/01/27		23,420	25,412,432
C&W Senior Financing DAC (Panama), Sr. Unsec’d. Notes, 144A(a)	6.875	09/15/27		18,485	19,626,475
CommScope Technologies LLC, Gtd. Notes, 144A	6.000	06/15/25		22,365	22,746,289
CommScope, Inc., Sr. Sec’d. Notes, 144A(a)	6.000	03/01/26		30,600	32,075,571
Digicel Group Holdings Ltd. (Jamaica),
Sr. Sec’d. Notes, Cash coupon 8.000% and PIK 2.000%(a)	10.000	04/01/24		60,316	59,883,033
Sr. Unsec’d. Notes, 144A, Cash coupon 5.000% and PIK 3.000% or PIK 8.000%(a)	8.000	04/01/25		14,628	12,679,560
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A	8.000	12/31/26		47,079	45,967,545
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000%(a)	13.000	12/31/25		73,358	73,044,219
Sr. Sec’d. Notes, 144A	8.750	05/25/24		6,493	6,748,513
Sr. Sec’d. Notes, 144A(a)	8.750	05/25/24		80,455	83,798,011
Digicel Ltd. (Jamaica), Gtd. Notes, 144A	6.750	03/01/23		157,197	149,036,687
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes	5.500	08/01/23	(d)	26,705	14,230,812
Gtd. Notes, 144A(a)	8.500	10/15/24	(d)	27,775	14,991,033
Gtd. Notes, 144A	9.750	07/15/25	(d)	89,167	48,223,984
Sr. Sec’d. Notes, 144A	8.000	02/15/24	(d)	37,993	39,378,646
Intrado Corp.,
Gtd. Notes, 144A(a)	8.500	10/15/25		90,414	87,028,479

See Notes to Financial Statements.

46

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Level 3 Financing, Inc.,
Gtd. Notes(a)	5.250%	03/15/26	8,633	$8,909,247
Gtd. Notes, 144A(a)	3.750	07/15/29	7,889	7,688,524
Lumen Technologies, Inc.,
Sr. Unsec’d. Notes	5.625	04/01/25	100	108,276
Sr. Unsec’d. Notes, Series P(a)	7.600	09/15/39	26,705	29,766,742
Sr. Unsec’d. Notes, Series T	5.800	03/15/22	650	665,529
Sr. Unsec’d. Notes, Series U(a)	7.650	03/15/42	31,305	34,895,386
Sr. Unsec’d. Notes, Series W	6.750	12/01/23	11,701	12,890,239
Sprint Capital Corp.,
Gtd. Notes	6.875	11/15/28	12,811	16,708,990
Gtd. Notes	8.750	03/15/32	34,452	52,806,619
Sprint Communications, Inc.,
Gtd. Notes	11.500	11/15/21	22,872	23,344,453
Sprint Corp.,
Gtd. Notes	7.125	06/15/24	37,247	42,876,820
Gtd. Notes	7.250	09/15/21	19,982	20,023,620
Gtd. Notes	7.625	02/15/25	45,648	54,043,027
Gtd. Notes	7.625	03/01/26	17,625	21,734,059
Gtd. Notes	7.875	09/15/23	76,404	86,517,824
Switch Ltd.,
Gtd. Notes, 144A(a)	4.125	06/15/29	11,800	12,189,756
T-Mobile USA, Inc.,
Gtd. Notes(a)	2.250	02/15/26	1,900	1,934,984
Gtd. Notes	4.750	02/01/28	612	653,409
Viasat, Inc.,
Sr. Sec’d. Notes, 144A(a)	5.625	04/15/27	15,225	15,808,613
Sr. Unsec’d. Notes, 144A(a)	5.625	09/15/25	27,049	27,500,563
Sr. Unsec’d. Notes, 144A	6.500	07/15/28	11,680	12,342,738
Windstream Escrow LLC/Windstream Escrow Finance Corp.,
Sr. Sec’d. Notes, 144A(a)	7.750	08/15/28	14,804	15,293,978
Zayo Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A	4.000	03/01/27	19,993	19,782,869
Sr. Unsec’d. Notes, 144A(a)	6.125	03/01/28	44,739	45,531,900

				1,370,360,980

See Notes to Financial Statements.

PGIM High Yield Fund	47

Schedule of Investments  (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Toys/Games/Hobbies 0.1%
Mattel, Inc.,
Gtd. Notes, 144A	3.375%	04/01/26	1,875	$1,947,695
Gtd. Notes, 144A(a)	3.750	04/01/29	10,875	11,427,854

				13,375,549

Transportation 0.1%
XPO Logistics, Inc.,
Gtd. Notes, 144A	6.125	09/01/23	8,075	8,075,000
Gtd. Notes, 144A	6.250	05/01/25	21,063	22,253,145

				30,328,145

Trucking & Leasing 0.0%
Fortress Transportation & Infrastructure Investors LLC,
Sr. Unsec’d. Notes, 144A	5.500	05/01/28	6,995	7,119,452

TOTAL CORPORATE BONDS
(cost $18,977,715,278)				19,755,333,620

			Shares
COMMON STOCKS 2.0%

Chemicals 0.0%
Hexion Holdings Corp. (Class B Stock)*			343,580	9,311,018

Electric Utilities 0.2%
GenOn Energy Holdings, Inc. (Class A Stock)*^			195,390	27,354,600
Keycon Power Holdings LLC*^			82,238	11,595,558

				38,950,158

Gas Utilities 0.4%
Ferrellgas Partners LP (Class B Stock)*			400,732	98,780,438

Hotels, Restaurants & Leisure 0.0%
CEC Entertainment, Inc.*			240,485	4,288,689

Independent Power & Renewable Electricity Producers 0.0%
Vistra Corp.			342,429	6,536,970

See Notes to Financial Statements.

48

Description	Shares	Value

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels 1.4%
Chesapeake Energy Corp.(a)	4,876,978	$272,184,142
Chesapeake Energy Corp. Backstop Commitment	28,045	1,565,191
Extraction Oil & Gas, Inc.*	1,241,318	56,517,209

		330,266,542

TOTAL COMMON STOCKS (cost $253,950,508)		488,133,815

PREFERRED STOCKS 0.0%

Capital Markets 0.0%
Goldman Sachs Group, Inc. (The), 6.375%(c), 3 Month LIBOR + 3.550%, Series K, Maturing 05/10/24(a)(oo)	87,000	2,498,640

Construction Materials 0.0%
New Millennium Homes LLC, Maturing 01/01/49*^	2,000	14,000

Media 0.0%
Adelphia Communications Corp.*^	20,000	20

TOTAL PREFERRED STOCKS (cost $2,193,416)		2,512,660

	Units
WARRANTS* 0.0%

Chemicals 0.0%
Hercules, Inc., expiring 03/31/29	230	—

Hotels, Restaurants & Leisure 0.0%
CEC Brands LLC, expiring 12/31/25	697,609	2,336,990

TOTAL WARRANTS (cost $0)		2,336,990

TOTAL LONG-TERM INVESTMENTS (cost $20,543,265,874)		21,584,036,349

See Notes to Financial Statements.

PGIM High Yield Fund	49

Schedule of Investments  (continued)

as of August 31, 2021

Description	Shares	Value

SHORT-TERM INVESTMENTS 17.2%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	2,001,555,527	$2,001,555,527
PGIM Institutional Money Market Fund
(cost $2,086,652,108; includes $2,086,533,735 of cash collateral for securities on loan)(b)(wa)	2,088,122,291	2,086,869,418

TOTAL SHORT-TERM INVESTMENTS (cost $4,088,207,635)		4,088,424,945

TOTAL INVESTMENTS 107.7% (cost $24,631,473,509)		25,672,461,294
Liabilities in excess of other assets(z) (7.7)%		(1,828,126,538)

NET ASSETS 100.0%		$23,844,334,756

Below is a list of the abbreviation(s) used in the annual report:

EUR—Euro

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

CDX—Credit Derivative Index

DIP—Debtor-In-Possession

iBoxx—Bond Market Indices

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

T—Swap payment upon termination

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $223,746,911 and 0.9% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $2,047,738,001; cash collateral of $2,086,533,735 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

See Notes to Financial Statements.

50

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(oo)	Perpetual security. Maturity date represents next call date.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at August 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
3,481	2 Year U.S. Treasury Notes	Dec. 2021	$766,962,207	$526,561
375	5 Year Euro-Bobl	Sep. 2021	59,762,185	539,865
11,195	5 Year U.S. Treasury Notes	Dec. 2021	1,385,031,406	1,834,747
5,403	10 Year U.S. Treasury Notes	Dec. 2021	721,047,261	1,347,097
845	20 Year U.S. Treasury Bonds	Dec. 2021	137,708,594	(120,148)
12	Euro Schatz Index	Sep. 2021	1,590,895	1,761

				4,129,883

Short Positions:
92	10 Year Euro-Bund	Sep. 2021	19,058,958	(424,597)
72	10 Year Euro-Bund	Dec. 2021	14,668,316	27,992
813	30 Year U.S. Ultra Treasury Bonds	Dec. 2021	160,389,656	614,937

				218,332

				$4,348,215

Forward foreign currency exchange contracts outstanding at August 31, 2021:

Purchase Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 09/02/21	BNP Paribas S.A.	EUR 18,583	$21,800,999	$21,942,093	$141,094	$—

See Notes to Financial Statements.

PGIM High Yield Fund	51

Schedule of Investments  (continued)

as of August 31, 2021

Forward foreign currency exchange contracts outstanding at August 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 09/02/21	Goldman Sachs International	EUR	18,583	$21,911,063	$21,942,093	$—	$(31,030)
Expiring 10/04/21	BNP Paribas S.A.	EUR	18,583	21,814,991	21,956,791	—	(141,800)

				$43,726,054	$43,898,884	—	(172,830)

						$141,094	$(172,830)

Credit default swap agreements outstanding at August 31, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at August 31, 2021(4)	Value at Trade Date	Value at August 31, 2021	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.HY.36.V1	06/20/26	5.000%(Q)	222,000	2.756%	$20,533,955	$24,128,929	$3,594,974

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap

See Notes to Financial Statements.

52

agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap agreements outstanding at August 31, 2021:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements:
iBoxx US Dollar Liquid High Yield(T)	3 Month LIBOR(Q)	Goldman Sachs International	9/20/21	322,250	$2,323,953	$—	$2,323,953
iBoxx US Dollar Liquid High Yield(T)	3 Month LIBOR(Q)	Goldman Sachs International	12/20/21	111,100	1,297,325	—	1,297,325
iBoxx US Dollar Liquid High Yield(T)	3 Month LIBOR(Q)	Goldman Sachs International	12/20/21	388,900	4,541,222	—	4,541,222

					$8,162,500	$—	$8,162,500

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$8,162,500	$—

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$31,962,000	$—

See Notes to Financial Statements.

PGIM High Yield Fund	53

Schedule of Investments  (continued)

as of August 31, 2021

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Bank Loans	$—	$1,278,222,952	$48,693,019
Convertible Bond	—	8,803,293	—
Corporate Bonds	—	19,619,243,906	136,089,714
Common Stocks	443,329,777	5,853,880	38,950,158
Preferred Stocks	2,498,640	—	14,020
Warrants	—	2,336,990	—
Short-Term Investments
Affiliated Mutual Funds	4,088,424,945	—	—

Total	$4,534,253,362	$20,914,461,021	$223,746,911

Other Financial Instruments*
Assets
Futures Contracts	$4,892,960	$—	$—
OTC Forward Foreign Currency Exchange Contract	—	141,094	—
Centrally Cleared Credit Default Swap Agreement	—	3,594,974	—
OTC Total Return Swap Agreements	—	8,162,500	—

Total	$4,892,960	$11,898,568	$—

Liabilities
Futures Contracts	$(544,745)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(172,830)	—

Total	$(544,745)	$(172,830)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

54

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2021 were as follows (unaudited):

Affiliated Mutual Funds (8.8% represents investments purchased with collateral from securities on loan)	17.2%	Agriculture	0.3%
Oil & Gas	7.3	Housewares	0.2
Telecommunications	6.6	Semiconductors	0.2
Media	6.2	Banks	0.2
Commercial Services	4.3	Apparel	0.2
Electric	4.0	Environmental Control	0.2
Entertainment	3.9	Electric Utilities	0.2
Home Builders	3.9	Miscellaneous Manufacturing	0.1
Healthcare-Services	3.6	Office/Business Equipment	0.1
Pipelines	3.3	Machinery-Construction & Mining	0.1
Aerospace & Defense	3.2	Transportation	0.1
Chemicals	3.1	Home Furnishings	0.1
Foods	3.1	Coal	0.1
Pharmaceuticals	2.8	Toys/Games/Hobbies	0.1
Mining	2.8	Trucking & Leasing	0.0	*
Retail	2.8	Hotels, Restaurants & Leisure	0.0	*
Real Estate Investment Trusts (REITs)	2.7	Independent Power & Renewable Electricity Producers	0.0	*
Diversified Financial Services	2.4
Software	2.4	Biotechnology	0.0	*
Auto Manufacturers	2.1	Capital Markets	0.0	*
Lodging	2.0	Construction Materials	0.0	*

Building Materials	1.9		107.7
Auto Parts & Equipment	1.7	Liabilities in excess of other assets	(7.7)

Computers	1.6		100.0%

Oil, Gas & Consumable Fuels	1.4	* Less than +/- 0.05%
Gas	1.3
Airlines	1.2
Real Estate	1.0
Packaging & Containers	0.8
Advertising	0.6
Insurance	0.5
Machinery-Diversified	0.5
Iron/Steel	0.4
Gas Utilities	0.4
Internet	0.4
Engineering & Construction	0.4
Electronics	0.4
Household Products/Wares	0.4
Distribution/Wholesale	0.3
Leisure Time	0.3
Electrical Components & Equipment	0.3

See Notes to Financial Statements.

PGIM High Yield Fund 55

Schedule of Investments  (continued)

as of August 31, 2021

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
	Due from/to
	broker-variation margin
Credit contracts	swaps	$3,594,974	*	—	$—
	Unrealized appreciation			Unrealized depreciation
	on OTC forward foreign			on OTC forward foreign
	currency exchange			currency exchange
Foreign exchange contracts	contracts	141,094		contracts	172,830
	Due from/to			Due from/to
	broker-variation margin			broker-variation margin
Interest rate contracts	futures	4,892,960	*	futures	544,745	*
	Unrealized appreciation
Interest rate contracts	on OTC swap agreements	8,162,500		—	—

		$16,791,528			$717,575

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$27,676,594
Foreign exchange contracts	—	85,290	—
Interest rate contracts	(48,089,546)	—	109,097

Total	$(48,089,546)	$85,290	$27,785,691

See Notes to Financial Statements.

56

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$3,594,974
Foreign exchange contracts	—	333,213	—
Interest rate contracts	7,590,760	—	8,162,500

Total	$7,590,760	$333,213	$11,757,474

For the year ended August 31, 2021, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)	Forward Foreign Currency Exchange Contracts— Purchased(2)
$2,424,503,047	$203,078,824	$21,890,898

	Forward Foreign Currency Exchange Contracts—Sold(2)
	$43,822,375

Credit Default Swap Agreements— Sell Protection(1)		Total Return Swap Agreements(1)
$402,314,000		$164,450,000

(1)    Notional Amount in USD.

(2)    Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended August 31, 2021.

See Notes to Financial Statements.

PGIM High Yield Fund	57

Schedule of Investments  (continued)

as of August 31, 2021

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$2,047,738,001	$(2,047,738,001)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BNP Paribas S.A.	$141,094	$(141,800)	$(706)	$—	$(706)
Goldman Sachs International	8,162,500	(31,030)	8,131,470	(5,413,421)	2,718,049

	$8,303,594	$(172,830)	$8,130,764	$(5,413,421)	$2,717,343

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

58

Statement of Assets and Liabilities

as of August 31, 2021

Assets
Investments at value, including securities on loan of $2,047,738,001:
Unaffiliated investments (cost $20,543,265,874)	$21,584,036,349
Affiliated investments (cost $4,088,207,635)	4,088,424,945
Cash	2,787,655
Foreign currency, at value (cost $674,724)	676,999
Dividends and interest receivable	298,448,113
Receivable for Fund shares sold	60,692,103
Deposit with broker for centrally cleared/exchange-traded derivatives	31,962,000
Receivable for investments sold	24,874,831
Unrealized appreciation on OTC swap agreements	8,162,500
Due from broker—variation margin futures	873,581
Unrealized appreciation on OTC forward foreign currency exchange contracts	141,094
Due from broker—variation margin swaps	106,824
Prepaid expenses and other assets	472,222

Total Assets	26,101,659,216

Liabilities
Payable to broker for collateral for securities on loan	2,086,533,735
Payable for investments purchased	85,456,377
Payable for Fund shares purchased	56,845,276
Dividends payable	14,444,663
Management fee payable	7,157,706
Accrued expenses and other liabilities	5,834,672
Distribution fee payable	669,255
Affiliated transfer agent fee payable	178,280
Unrealized depreciation on OTC forward foreign currency exchange contracts	172,830
Directors’ fees payable	31,361
Affiliated shareholder servicing fees payable	305

Total Liabilities	2,257,324,460

Net Assets	$23,844,334,756

Net assets were comprised of:
Common stock, at par	$42,550,485
Paid-in capital in excess of par	22,591,291,030
Total distributable earnings (loss)	1,210,493,241

Net assets, August 31, 2021	$23,844,334,756

See Notes to Financial Statements.

PGIM High Yield Fund	59

Statement of Assets and Liabilities

as of August 31, 2021

Class A
Net asset value and redemption price per share,
($1,845,347,491 ÷ 329,751,403 shares of common stock issued and outstanding)	$5.60
Maximum sales charge (3.25% of offering price)	0.19

Maximum offering price to public	$5.79

Class C
Net asset value, offering price and redemption price per share,
($285,550,147 ÷ 51,091,547 shares of common stock issued and outstanding)	$5.59

Class R
Net asset value, offering price and redemption price per share,
($80,110,197 ÷ 14,322,676 shares of common stock issued and outstanding)	$5.59

Class Z
Net asset value, offering price and redemption price per share,
($12,845,347,323 ÷ 2,289,927,452 shares of common stock issued and outstanding)	$5.61

Class R2
Net asset value, offering price and redemption price per share,
($44,289,187 ÷ 7,907,376 shares of common stock issued and outstanding)	$5.60

Class R4
Net asset value, offering price and redemption price per share,
($31,793,018 ÷ 5,676,717 shares of common stock issued and outstanding)	$5.60

Class R6
Net asset value, offering price and redemption price per share,
($8,711,897,393 ÷ 1,556,371,356 shares of common stock issued and outstanding)	$5.60

See Notes to Financial Statements.

Statement of Operations

Year Ended August 31, 2021

Net Investment Income (Loss)
Income
Interest income	$1,256,614,746
Unaffiliated dividend income (net of $2,314 foreign withholding tax)	13,423,621
Income from securities lending, net (including affiliated income of $2,156,509)	3,326,994
Affiliated dividend income	1,900,767

Total income	1,275,266,128

Expenses
Management fee	80,196,374
Distribution fee(a)	7,812,329
Shareholder servicing fees (including affiliated expense of $2,527)(a)	47,524
Transfer agent’s fees and expenses (including affiliated expense of $953,437)(a)	16,601,913
Custodian and accounting fees	1,388,576
Shareholders’ reports	1,009,667
Registration fees(a)	382,147
SEC registration fees	270,827
Directors’ fees	268,241
Legal fees and expenses	129,247
Audit fee	47,726
Miscellaneous	233,546

Total expenses	108,388,117
Less: Fee waiver and/or expense reimbursement(a)	(3,713)
Distribution fee waiver(a)	(188,429)

Net expenses	108,195,975

Net investment income (loss)	1,167,070,153

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(829,091))	326,785,874
Futures transactions	(48,089,546)
Forward currency contract transactions	85,290
Swap agreement transactions	27,785,691
Foreign currency transactions	750,918

307,318,227

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(273,685))	804,445,186
Futures	7,590,760
Forward currency contracts	333,213
Swap agreements	11,757,474
Foreign currencies	(1,935)
Unfunded loan commitments	(236,048)

823,888,650

Net gain (loss) on investment and foreign currency transactions	1,131,206,877

Net Increase (Decrease) In Net Assets Resulting From Operations	$2,298,277,030

See Notes to Financial Statements.

PGIM High Yield Fund	61

Statement of Operations

Year Ended August 31, 2021

(a) Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	4,396,585	2,765,215	565,286	—	85,243	—	—
Shareholder servicing fees	—	—	—	—	26,695	20,829	—
Transfer agent’s fees and expenses	2,011,623	213,120	113,648	14,042,123	57,065	40,608	123,726
Registration fees	77,857	28,721	12,218	176,391	13,307	12,248	61,405
Fee waiver and/or expense reimbursement	—	—	—	—	(310)	(3,403)	—
Distribution fee waiver	—	—	(188,429)	—	—	—	—

See Notes to Financial Statements.

62

Statements of Changes in Net Assets

	Year Ended August 31,
	2021	2020

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,167,070,153	$818,275,561
Net realized gain (loss) on investment and foreign currency transactions	307,318,227	105,118,022
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	823,888,650	170,562,106

Net increase (decrease) in net assets resulting from operations	2,298,277,030	1,093,955,689

Dividends and Distributions
Distributions from distributable earnings
Class A	(103,544,867)	(98,562,297)
Class B	—	(2,814,098)
Class C	(14,394,482)	(12,788,723)
Class R	(4,225,236)	(4,172,421)
Class Z	(674,865,362)	(396,141,308)
Class R2	(1,944,655)	(525,606)
Class R4	(1,458,737)	(906,646)
Class R6	(567,430,518)	(309,953,205)

	(1,367,863,857)	(825,864,304)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	11,311,475,846	13,637,395,078
Net asset value of shares issued in reinvestment of dividends and distributions	1,180,571,443	730,727,029
Cost of shares purchased	(9,077,533,084)	(4,900,192,503)

Net increase (decrease) in net assets from Fund share transactions	3,414,514,205	9,467,929,604

Total increase (decrease)	4,344,927,378	9,736,020,989

Net Assets:
Beginning of year	19,499,407,378	9,763,386,389

End of year	$23,844,334,756	$19,499,407,378

See Notes to Financial Statements.

PGIM High Yield Fund	63

Financial Highlights

Class A Shares
			Year Ended August 31,
	2021		2020		2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.36		$5.49		$5.44	$5.57	$5.45
Income (loss) from investment operations:
Net investment income (loss)	0.28		0.32		0.31	0.31	0.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.29		(0.13	)(b)	0.07	(0.12)	0.13
Total from investment operations	0.57		0.19		0.38	0.19	0.46
Less Dividends and Distributions:
Dividends from net investment income	(0.31)		(0.32)		(0.33)	(0.32)	(0.34)
Distributions from net realized gains	(0.02)		-		-	-	-
Total dividends and distributions	(0.33)		(0.32)		(0.33)	(0.32)	(0.34)
Net asset value, end of year	$5.60		$5.36		$5.49	$5.44	$5.57
Total Return(c):	10.83%		3.67%		7.28%	3.60%	8.60%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,845,347		$1,738,601		$1,687,802	$1,295,643	$1,382,192
Average net assets (000)	$1,758,634		$1,639,881		$1,402,647	$1,328,272	$1,344,300
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.75%		0.79%		0.80%	0.80%	0.81%
Expenses before waivers and/or expense reimbursement	0.75%		0.79%		0.80%	0.80%	0.81%
Net investment income (loss)	5.01%		5.96%		5.82%	5.75%	5.99%
Portfolio turnover rate(f)	56	%(g)	45%		43%	44%	40%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

64

Class C Shares
	Year Ended August 31,
	2021		2020		2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.35		$5.48		$5.43	$5.56	$5.44
Income (loss) from investment operations:
Net investment income (loss)	0.24		0.28		0.28	0.28	0.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.29		(0.13	)(b)	0.06	(0.13)	0.12
Total from investment operations	0.53		0.15		0.34	0.15	0.41
Less Dividends and Distributions:
Dividends from net investment income	(0.27)		(0.28)		(0.29)	(0.28)	(0.29)
Distributions from net realized gains	(0.02)		-		-	-	-
Total dividends and distributions	(0.29)		(0.28)		(0.29)	(0.28)	(0.29)
Net asset value, end of year	$5.59		$5.35		$5.48	$5.43	$5.56
Total Return(c):	10.05%		2.95%		6.55%	2.86%	7.80%

Ratios/Supplemental Data:
Net assets, end of year (000)	$285,550		$264,771		$234,165	$249,818	$266,881
Average net assets (000)	$276,522		$240,674		$234,601	$258,579	$260,724
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.46%		1.49%		1.49%	1.50%	1.56%
Expenses before waivers and/or expense reimbursement	1.46%		1.49%		1.49%	1.50%	1.56%
Net investment income (loss)	4.29%		5.27%		5.14%	5.04%	5.24%
Portfolio turnover rate(f)	56	%(g)	45%		43%	44%	40%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM High Yield Fund 65

Financial Highlights  (continued)

Class R Shares
	Year Ended August 31,
	2021		2020		2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.36		$5.49		$5.43	$5.57	$5.45
Income (loss) from investment operations:
Net investment income (loss)	0.26		0.30		0.30	0.30	0.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.28		(0.13	)(b)	0.07	(0.13)	0.12
Total from investment operations	0.54		0.17		0.37	0.17	0.44
Less Dividends and Distributions:
Dividends from net investment income	(0.29)		(0.30)		(0.31)	(0.31)	(0.32)
Distributions from net realized gains	(0.02)		-		-	-	-
Total dividends and distributions	(0.31)		(0.30)		(0.31)	(0.31)	(0.32)
Net asset value, end of year	$5.59		$5.36		$5.49	$5.43	$5.57
Total Return(c):	10.31%		3.35%		7.17%	3.10%	8.33%

Ratios/Supplemental Data:
Net assets, end of year (000)	$80,110		$75,437		$74,523	$71,841	$64,518
Average net assets (000)	$75,371		$73,040		$71,667	$71,368	$61,642
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.04%		1.10%		1.09%	1.09%	1.06%
Expenses before waivers and/or expense reimbursement	1.29%		1.35%		1.34%	1.34%	1.31%
Net investment income (loss)	4.71%		5.67%		5.55%	5.46%	5.74%
Portfolio turnover rate(f)	56	%(g)	45%		43%	44%	40%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

66

Class Z Shares
	Year Ended August 31,
	2021		2020		2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.37		$5.50		$5.45	$5.58	$5.46
Income (loss) from investment operations:
Net investment income (loss)	0.29		0.33		0.33	0.33	0.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.29		(0.13	)(b)	0.06	(0.12)	0.13
Total from investment operations	0.58		0.20		0.39	0.21	0.47
Less Dividends and Distributions:
Dividends from net investment income	(0.32)		(0.33)		(0.34)	(0.34)	(0.35)
Distributions from net realized gains	(0.02)		-		-	-	-
Total dividends and distributions	(0.34)		(0.33)		(0.34)	(0.34)	(0.35)
Net asset value, end of year	$5.61		$5.37		$5.50	$5.45	$5.58
Total Return(c):	11.09%		3.94%		7.56%	3.87%	8.89%

Ratios/Supplemental Data:
Net assets, end of year (000)	$12,845,347		$9,241,395		$4,643,766	$3,670,684	$2,912,057
Average net assets (000)	$11,069,596		$6,354,707		$4,021,108	$3,176,813	$2,808,766
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.50%		0.53%		0.54%	0.55%	0.55%
Expenses before waivers and/or expense reimbursement	0.50%		0.53%		0.54%	0.55%	0.55%
Net investment income (loss)	5.22%		6.18%		6.09%	6.01%	6.25%
Portfolio turnover rate(f)	56	%(g)	45%		43%	44%	40%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM High Yield Fund 67

Financial Highlights  (continued)

Class R2 Shares
	Year Ended August 31,					December 27, 2017(a) through August 31, 2018
	2021		2020		2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$5.37		$5.50		$5.44	$5.52
Income (loss) from investment operations:
Net investment income (loss)	0.26		0.31		0.31	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.29		(0.13	)(c)	0.07	(0.07)
Total from investment operations	0.55		0.18		0.38	0.14
Less Dividends and Distributions:
Dividends from net investment income	(0.30)		(0.31)		(0.32)	(0.22)
Distributions from net realized gains	(0.02)		-		-	-
Total dividends and distributions	(0.32)		(0.31)		(0.32)	(0.22)
Net asset value, end of period	$5.60		$5.37		$5.50	$5.44
Total Return(d):	10.45%		3.55%		7.36%	2.53%

Ratios/Supplemental Data:
Net assets, end of period (000)	$44,289		$13,815		$7,402	$4,395
Average net assets (000)	$34,097		$8,936		$6,253	$967
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.91%		0.91%		0.91%	0.91	%(f)
Expenses before waivers and/or expense reimbursement	0.91%		1.11%		1.22%	3.42	%(f)
Net investment income (loss)	4.77%		5.83%		5.73%	5.89	%(f)
Portfolio turnover rate(g)	56	%(h)	45%		43%	44%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(h)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

68

Class R4 Shares
	Year Ended August 31,					December 27, 2017(a) through August 31, 2018
	2021		2020		2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$5.36		$5.50		$5.44	$5.52
Income (loss) from investment operations:
Net investment income (loss)	0.28		0.32		0.33	0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.29		(0.14	)(c)	0.07	(0.07)
Total from investment operations	0.57		0.18		0.40	0.15
Less Dividends and Distributions:
Dividends from net investment income	(0.31)		(0.32)		(0.34)	(0.23)
Distributions from net realized gains	(0.02)		-		-	-
Total dividends and distributions	(0.33)		(0.32)		(0.34)	(0.23)
Net asset value, end of period	$5.60		$5.36		$5.50	$5.44
Total Return(d):	10.93%		3.61%		7.66%	2.71%

Ratios/Supplemental Data:
Net assets, end of period (000)	$31,793		$19,171		$11,469	$1,963
Average net assets (000)	$24,783		$14,759		$4,571	$372
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.66%		0.66%		0.66%	0.66	%(f)
Expenses before waivers and/or expense reimbursement	0.67%		0.79%		1.07%	7.16	%(f)
Net investment income (loss)	5.05%		6.10%		6.00%	6.17	%(f)
Portfolio turnover rate(g)	56	%(h)	45%		43%	44%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(h)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM High Yield Fund    69

Financial Highlights  (continued)

Class R6 Shares
			Year Ended August 31,
	2021		2020		2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.36		$5.49		$5.44	$5.57	$5.46
Income (loss) from investment operations:
Net investment income (loss)	0.30		0.33		0.34	0.34	0.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.29		(0.12	)(b)	0.06	(0.13)	0.12
Total from investment operations	0.59		0.21		0.40	0.21	0.47
Less Dividends and Distributions:
Dividends from net investment income	(0.33)		(0.34)		(0.35)	(0.34)	(0.36)
Distributions from net realized gains	(0.02)		-		-	-	-
Total dividends and distributions	(0.35)		(0.34)		(0.35)	(0.34)	(0.36)
Net asset value, end of year	$5.60		$5.36		$5.49	$5.44	$5.57
Total Return(c):	11.24%		4.07%		7.71%	4.00%	8.82%

Ratios/Supplemental Data:
Net assets, end of year (000)	$8,711,897		$8,146,218		$3,022,241	$2,105,086	$1,517,154
Average net assets (000)	$8,959,961		$4,881,610		$2,462,874	$1,880,226	$988,188
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.38%		0.40%		0.40%	0.42%	0.42%
Expenses before waivers and/or expense reimbursement	0.38%		0.40%		0.40%	0.42%	0.42%
Net investment income (loss)	5.39%		6.29%		6.22%	6.14%	6.35%
Portfolio turnover rate(f)	56	%(g)	45%		43%	44%	40%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

70

Notes to Financial Statements

1.    Organization

Prudential Investment Portfolios, Inc. 15 (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company currently consists of two funds: PGIM High Yield Fund and PGIM Short Duration High Yield Income Fund. These financial statements relate only to the PGIM High Yield Fund (the “Fund”). The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to maximize current income. As a secondary investment objective, the Fund seeks capital appreciation but only when consistent with the Fund’s primary objective of current income.

2.    Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when

PGIM High Yield Fund    71

Notes to Financial Statements (continued)

the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

PGIM High Yield Fund    73

Notes to Financial Statements (continued)

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Bank Loans: The Fund invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund acquires interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by

PGIM High Yield Fund    75

Notes to Financial Statements (continued)

one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Master Netting Arrangements: The Company, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The Company, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the

PGIM High Yield Fund    77

Notes to Financial Statements (continued)

Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants: The Fund held warrants acquired either through a direct purchase or pursuant to corporate actions. Warrants entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants are held as long positions by the Fund until exercised, sold or expired. Warrants are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and

PGIM High Yield Fund    79

Notes to Financial Statements (continued)

waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.    Agreements

The Company, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income and PGIM Limited (each a “subadviser” and collectively the “subadvisers”). The Manager pays for the services of the subadvisers.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.50% of the Fund’s average daily net assets up to $250 million, 0.475% of the next $500 million, 0.45% of the next $750 million, 0.425% of the next $500 million, 0.40% of the next $500 million, 0.375% of the next $500 million and 0.35% of the Fund’s average daily net assets in excess of $3 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.36% for the year ended August 31, 2021.

The Manager has contractually agreed, through December 31, 2022, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 0.91% of average daily net assets for Class R2 shares or 0.66% of average daily net assets for Class R4 shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual fund operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25%, 1%, 0.75% and 0.25% of the average daily net assets of the Class A, Class C, Class R and Class R2 shares, respectively. PIMS has contractually agreed through December 31, 2022 to limit such fees to 0.50% of the average daily net assets of the Class R shares. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z, Class R4 or Class R6 shares of the Fund.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to pay to Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers, as compensation for services rendered to the shareholders of such Class R2 or Class R4 shares, a shareholder service fee at an annual rate of up to 0.10% of the average daily net assets attributable to Class R2 and Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable.

For the year ended August 31, 2021, PIMS received $2,609,611 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended August 31, 2021, PIMS received $59,800 and $41,235 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees,

PGIM High Yield Fund    81

Notes to Financial Statements (continued)

PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc., PMFS, PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.    Other Transactions with Affiliates

PMFS serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended August 31, 2021, no 17a-7 transactions were entered into by the Fund.

5.    Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, in-kind transactions and U.S. Government securities) for the year ended August 31, 2021, were $13,807,188,364 and $11,631,162,201, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended August 31, 2021, is presented as follows:

			Change in
Value,			Unrealized	Realized		Shares,
Beginning	Cost of	Proceeds	Gain	Gain	Value,	End
of Year	Purchases	from Sales	(Loss)	(Loss)	End of Year	of Year	Income
Short-Term Investments - Affiliated Mutual Funds:
PGIM Core Ultra Short Bond Fund (1)(wa)
$1,103,301,953	$7,057,213,930	$6,158,960,356	$—	$—	$2,001,555,527	2,001,555,527	$1,900,767
PGIM Institutional Money Market Fund (1)(b)(wa)
2,639,041,082	5,567,002,317	6,118,071,205	(273,685)	(829,091)	2,086,869,418	2,088,122,291	2,156,509	(2)

$3,742,343,035	$12,624,216,247	$12,277,031,561	$(273,685)	$(829,091)	$4,088,424,945		$4,057,276

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.    Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the years ended August 31, 2021 and August 31, 2020, the tax character of dividends paid by the Fund were $1,367,863,857 and $825,864,304 of ordinary income, respectively.

As of August 31, 2021, the accumulated undistributed earnings on a tax basis were $278,905,385 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$24,742,502,738	$1,351,727,034	$(405,694,515)	$946,032,519

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales, differences in the treatment of premium amortization for book and tax purposes, securities in default and other book to tax differences.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended August 31, 2021 are subject to such review.

PGIM High Yield Fund    83

Notes to Financial Statements (continued)

7.    Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The Company is authorized to issue 95,025,000,000 shares of common stock, $0.01 par value per share, 86,450,000,000 of which are designated as shares of the Fund. The shares are currently classified and designated as follows:

Class A	6,000,000,000
Class B	50,000,000
Class C	1,000,000,000
Class R	500,000,000
Class Z	41,000,000,000
Class T	300,000,000
Class R2	300,000,000
Class R4	300,000,000
Class R6	37,000,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of August 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

		Percentage of
	Number of Shares	Outstanding Shares
Class A	198,419	0.1%
Class R	1,451,127	10.1%
Class Z	1,729,075	0.1%
Class R6	45,691,743	2.9%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	7	65.1%

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended August 31, 2021:
Shares sold	76,365,910	$420,207,675
Shares issued in reinvestment of dividends and distributions	16,698,367	91,784,164
Shares purchased	(78,020,718)	(427,458,443)

Net increase (decrease) in shares outstanding before conversion	15,043,559	84,533,396
Shares issued upon conversion from other share class(es)	11,581,650	64,016,194
Shares purchased upon conversion into other share class(es)	(21,159,689)	(115,330,436)

Net increase (decrease) in shares outstanding	5,465,520	$33,219,154

Year ended August 31, 2020:
Shares sold	116,206,819	$606,295,822
Shares issued in reinvestment of dividends and distributions	16,469,758	87,104,550
Shares purchased	(132,992,270)	(709,966,347)

Net increase (decrease) in shares outstanding before conversion	(315,693)	(16,565,975)
Shares issued upon conversion from other share class(es)	21,067,344	110,658,711
Shares purchased upon conversion into other share class(es)	(3,829,084)	(20,358,052)

Net increase (decrease) in shares outstanding	16,922,567	$73,734,684

Class B
Period ended June 26, 2020*:
Shares sold	29,679	$157,779
Shares issued in reinvestment of dividends and distributions	435,705	2,311,133
Shares purchased	(1,335,625)	(6,919,994)

Net increase (decrease) in shares outstanding before conversion	(870,241)	(4,451,082)
Shares purchased upon conversion into other share class(es)	(14,083,448)	(73,612,182)

Net increase (decrease) in shares outstanding	(14,953,689)	$(78,063,264)

PGIM High Yield Fund    85

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended August 31, 2021:
Shares sold	14,394,427	$79,005,702
Shares issued in reinvestment of dividends and distributions	2,427,385	13,329,231
Shares purchased	(8,152,696)	(44,731,719)

Net increase (decrease) in shares outstanding before conversion	8,669,116	47,603,214
Shares purchased upon conversion into other share class(es)	(7,030,254)	(38,947,840)

Net increase (decrease) in shares outstanding	1,638,862	$8,655,374

Year ended August 31, 2020:
Shares sold	19,200,786	$100,359,297
Shares issued in reinvestment of dividends and distributions	2,214,010	11,651,948
Shares purchased	(9,197,693)	(47,590,902)

Net increase (decrease) in shares outstanding before conversion	12,217,103	64,420,343
Shares purchased upon conversion into other share class(es)	(5,460,416)	(29,105,318)

Net increase (decrease) in shares outstanding	6,756,687	$35,315,025

Class R
Year ended August 31, 2021:
Shares sold	3,171,807	$17,500,876
Shares issued in reinvestment of dividends and distributions	768,576	4,221,136
Shares purchased	(3,695,898)	(20,180,904)

Net increase (decrease) in shares outstanding	244,485	$1,541,108

Year ended August 31, 2020:
Shares sold	3,875,715	$20,506,968
Shares issued in reinvestment of dividends and distributions	786,081	4,147,680
Shares purchased	(4,156,309)	(21,720,816)

Net increase (decrease) in shares outstanding before conversion	505,487	2,933,832
Shares issued upon conversion from other share class(es)	434	2,419
Shares purchased upon conversion into other share class(es)	(3,761)	(20,950)

Net increase (decrease) in shares outstanding	502,160	$2,915,301

Class Z
Year ended August 31, 2021:
Shares sold	1,124,135,790	$6,208,997,890
Shares issued in reinvestment of dividends and distributions	116,569,333	643,334,017
Shares purchased	(662,336,892)	(3,651,705,503)

Net increase (decrease) in shares outstanding before conversion	578,368,231	3,200,626,404
Shares issued upon conversion from other share class(es)	22,347,235	122,134,206
Shares purchased upon conversion into other share class(es)	(30,481,582)	(169,716,523)

Net increase (decrease) in shares outstanding	570,233,884	$3,153,044,087

Year ended August 31, 2020:
Shares sold	1,409,635,494	$7,288,568,810
Shares issued in reinvestment of dividends and distributions	70,587,703	372,643,957
Shares purchased	(555,948,572)	(2,870,058,854)

Net increase (decrease) in shares outstanding before conversion	924,274,625	4,791,153,913
Shares issued upon conversion from other share class(es)	4,470,319	23,770,191
Shares purchased upon conversion into other share class(es)	(52,818,679)	(288,876,399)

Net increase (decrease) in shares outstanding	875,926,265	$4,526,047,705

Class R2	Shares	Amount
Year ended August 31, 2021:
Shares sold	7,027,564	$38,526,463
Shares issued in reinvestment of dividends and distributions	351,617	1,944,102
Shares purchased	(2,046,066)	(11,326,972)

Net increase (decrease) in shares outstanding	5,333,115	$29,143,593

Year ended August 31, 2020:
Shares sold	2,000,824	$10,446,442
Shares issued in reinvestment of dividends and distributions	99,075	522,997
Shares purchased	(872,116)	(4,603,503)

Net increase (decrease) in shares outstanding	1,227,783	$6,365,936

Class R4
Year ended August 31, 2021:
Shares sold	3,646,728	$20,133,284
Shares issued in reinvestment of dividends and distributions	147,954	815,871
Shares purchased	(1,691,538)	(9,262,489)

Net increase (decrease) in shares outstanding	2,103,144	$11,686,666

Year ended August 31, 2020:
Shares sold	2,305,216	$12,266,091
Shares issued in reinvestment of dividends and distributions	111,836	589,172
Shares purchased	(930,390)	(4,794,805)

Net increase (decrease) in shares outstanding	1,486,662	$8,060,458

Class R6
Year ended August 31, 2021:
Shares sold	824,653,850	$4,527,103,956
Shares issued in reinvestment of dividends and distributions	77,375,041	425,142,922
Shares purchased	(889,648,707)	(4,912,867,054)

Net increase (decrease) in shares outstanding before conversion	12,380,184	39,379,824
Shares issued upon conversion from other share class(es)	25,397,406	141,425,449
Shares purchased upon conversion into other share class(es)	(647,945)	(3,581,050)

Net increase (decrease) in shares outstanding	37,129,645	$177,224,223

Year ended August 31, 2020:
Shares sold	1,108,888,655	$5,598,793,869
Shares issued in reinvestment of dividends and distributions	47,945,610	251,755,592
Shares purchased	(238,619,541)	(1,234,537,282)

Net increase (decrease) in shares outstanding before conversion	918,214,724	4,616,012,179
Shares issued upon conversion from other share class(es)	50,899,474	278,317,149
Shares purchased upon conversion into other share class(es)	(147,142)	(775,569)

Net increase (decrease) in shares outstanding	968,967,056	$4,893,553,759

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

8.    Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of

PGIM High Yield Fund    87

Notes to Financial Statements (continued)

temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Subsequent to the reporting period end, the SCA has been renewed and effective October 1, 2021 will provide a commitment of $1,200,000,000 through September 29, 2022. The commitment fee paid by the Participating Funds will continue to be .15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended August 31, 2021.

9.    Purchases & Redemption In-kind

On September 15, 2020, the Board approved changes which would change the way an affiliated mutual fund within the PGIM Retail Mutual Fund Complex (“PGIM Income Builder Fund”), obtained exposure to certain asset classes from direct investments in a particular asset class to investing in an applicable PGIM Retail Mutual Fund (the “Underlying Funds”), one of which is the PGIM High Yield Fund, that invests in the same asset class utilizing a substantially similar investment strategy.

As of the close of business on October 23, 2020, the PGIM Income Builder Fund delivered portfolio securities and other assets to four Underlying Funds in exchange for Class R6 shares of the Underlying Funds.

The following table is a summary of the value of such securities and other assets of PGIM Income Builder Fund that were transferred in-kind and the Class R6 shares of PGIM High Yield Fund purchased in-kind:

PGIM Income Builder Fund Sleeve	Market Value of Net Assets Received	Applicable Underlying Fund	Applicable Class R6 Shares of the Underlying Fund Transferred
High Yield	$59,333,969	PGIM High Yield Fund	11,111,230

The dollar amount of in-kind shares is included with net proceeds from the Class R6 shares sold on the Statement of Changes in Net Assets. The share amount of in-kind shares is included within shares sold for Class R6 in Note 7.

For U.S. GAAP purposes, the securities and other assets transferred were recorded at fair value, but the historical cost basis of the assets transferred was not carried forward to the Underlying Funds.

10.    Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Bond Obligations Risk: As with credit risk, market risk and interest rate risk, the Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected

PGIM High Yield Fund    89

Notes to Financial Statements (continued)

ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as

“duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risks: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (“IBORs”). There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by the Fund as well as loan facilities used by the Fund.

The potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities

PGIM High Yield Fund    91

Notes to Financial Statements (continued)

or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (“SOFR”), are materially different from LIBOR, and changes in the applicable spread for instruments previously linked to LIBOR will need to be made in order for instruments to pay similar rates. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to reduced coupons on debt held by the Fund, higher rates required to be paid by the Fund on bank lines of credit due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

11.    Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

PGIM High Yield Fund    93

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Investment Portfolios, Inc. 15 and Shareholders of PGIM High Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM High Yield Fund (one of the funds constituting Prudential Investment Portfolios, Inc. 15, referred to hereafter as the “Fund”) as of August 31, 2021, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended August 31, 2020 and the financial highlights for each of the periods ended on or prior to August 31, 2020 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated October 15, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

October 19, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

94

Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Company’s Board of Directors (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 2-5, 2021, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2020 through December 31, 2020 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

PGIM High Yield Fund	95

Tax Information (unaudited)

For the year ended August 31, 2021, the Fund reports the maximum amount allowable but not less than 66.26% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends received by you in calendar year 2021.

96

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 98	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 98	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM High Yield Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

		Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 97	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 98	Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 97	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM High Yield Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 97	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 97	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 98	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since July 2019

PGIM High Yield Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Dana E. Cordes 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since June 2021) of Prudential; formerly, Director Global Financial Crimes Unit (December 2015 to June 2021) of Prudential; formerly, Director, Operational Risk Management for Prudential Real Estate Investors (January 2010 to December 2015).	Since September 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM High Yield Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM High Yield Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM Limited (“PGIML”) and PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIML and PGIM Fixed Income. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

[1]	PGIM High Yield Fund is a series of Prudential Investment Portfolios, Inc. 15.

PGIM High Yield Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments, PGIML and PGIM Fixed Income, which serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIML and PGIM Fixed Income. The Board noted that PGIML and PGIM Fixed Income are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIML and PGIM Fixed Income, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIML and PGIM Fixed Income, and also considered the qualifications, backgrounds and responsibilities of the PGIML and PGIM Fixed Income portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIML’s, PGIM Investments’ and PGIM Fixed Income’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIML and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments, PGIML and PGIM Fixed Income.

Visit our website at pgim.com/investments

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIML and PGIM Fixed Income, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIML and PGIM Fixed Income under the management and subadvisory agreement.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIML and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIML, PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent

PGIM High Yield Fund

Approval of Advisory Agreements (continued)

(which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments association with the Fund. The Board concluded that the potential benefits to be derived by PGIML and PGIM Fixed Income included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments, PGIML and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2020.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

●	The Board noted that the Fund outperformed its benchmark index over the three-, five- and ten-year periods, though it underperformed over the one-year period.

●	The Board considered PGIM Investments’ assertion that the Fund has strong returns over the long term as demonstrated by its three-, five- and ten-year performance.

●

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause total annual operating expenses to exceed 0.91% for Class R2 shares and 0.66% for Class R4 shares through December 31, 2021.

●

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM High Yield Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING

The Board of Directors of the Fund delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer ● Claudia DiGiacomo, Chief Legal Officer ● Dino Capasso, Chief Compliance Officer ● Dana E. Cordes, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Diana N. Huffman, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM High Yield Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM HIGH YIELD FUND

SHARE CLASS	A	C	R	Z	R2	R4	R6

NASDAQ	PBHAX	PRHCX	JDYRX	PHYZX	PHYEX	PHYGX	PHYQX

CUSIP	74440Y108	74440Y306	74440Y603	74440Y801	74442J604	74442J703	74440Y884

MF110E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended August 31, 2021, the Registrant’s principal accountant was PricewaterhouseCoopers LLP (“PwC”). For the fiscal year ended August 31, 2021, PwC billed the Registrant $88,500 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

For the fiscal year ended August 31, 2020, the Registrant’s principal accountant was KPMG LLP (“KPMG”). For the fiscal year ended August 31, 2020, KPMG billed the Registrant $82,955 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended August 31, 2021, PwC did not bill the Registrant for audit-related services.

For the fiscal year ended August 31, 2021, fees of $4,265 were billed to the Registrant for services rendered by KPMG in connection with the auditor transition.

For the fiscal year ended August 31, 2020, fees of $2,836 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon. In addition, for the fiscal year ended August 31, 2020, fees of $896 were billed to the Registrant for services rendered by KPMG in connection with the auditor transition.

(c) Tax Fees

For the fiscal years ended August 31, 2021 and August 31, 2020: none.

(d) All Other Fees

For the fiscal years ended August 31, 2021 and August 31, 2020: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended August 31, 2021 and August 31, 2020, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2021 and August 31, 2020 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios, Inc. 15

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	October 19, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 19, 2021

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	October 19, 2021